Exhibit 4.16

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Mr David Arculus

BY HAND

23rd May 2003

Revised Terms of Appointment as a Non-Executive Director

You were appointed to the Board on 1st April 2003. Following on our recent discussions of the latest developments in best practice, I am writing to set out for your review and consideration the proposed revised terms of your appointment. In the event that these are acceptable to you please sign the copy of this letter and return it to me. It is agreed that this is a contract for services and is not a contract of employment.

1. APPOINTMENT

Your appointment was for an initial term of three years, commencing on 1st April 2003, unless otherwise terminated earlier by and at the discretion of either party upon one month’s written notice. Continuation of your contract of appointment is contingent on satisfactory performance and re-election at forthcoming AGMs. Non-executive Directors are typically expected to serve two three-year terms, although the Board may invite you to serve for an additional period. In addition, you have agreed to serve on the Audit and Nomination committees with effect from 1st April 2003. A copy of the Terms of Reference of the Committees have already been provided to you.

2. TIME COMMITMENT

We anticipate that your appointment will require a time commitment of around two days per month. This will include attendance at around ten board meetings, around four meetings of the Audit and Remuneration Committees and around two meetings of the Nomination Committee (as applicable to you), the AGM, one annual Board strategy session lasting two days and at least one site visit per year. In addition, you will be expected to devote appropriate preparation time ahead of each meeting.

By accepting this appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role. If, during your appointment, you wish to accept any public appointment or further directorship, you will be required to obtain prior approval of the Company’s Nomination Committee. Such approval will not be unreasonably withheld provided (a) the likely time commitment for the other role will not affect your ability to give priority to your duties under this appointment, and (b) the other role does not give rise to competitive, conflict or reputational issues for the Company.

Chairman

mmO2 plc	e david.varney@o2.com
Wellington Street Slough	t +44 (0)1753 628336
Berkshire SL1 1YP	f +44 (0)1753 628340
United Kingdom

mmO2 plc Registered Office: Wellington Street Slough Berkshire SL1 1YP Registered in England and Wales no. 4190833

1

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3. ROLE

Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for promoting the success of the Company by directing and supervising the Company’s affairs. The Board:

•	provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•	sets the Company’s strategic aims, ensures that the necessary financial and human resources are in place for the Company to meet its objectives, and reviews management performance; and

•	sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

In addition to these requirements of all Directors, the role of the non-executive has the following key elements:

•	Strategy: Non-executive Directors should constructively challenge and contribute to the development of strategy;

•	Performance: Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance;

•	Risk: Non-executive Directors should satisfy themselves that financial information is accurate and that financial controls and systems of risk management are robust and defensible; and

•	People: Non-executive Directors are responsible for determining appropriate levels of remuneration of executive Directors and have a prime role in appointing and where necessary removing senior management and in succession planning.

As an effective non-executive Director, we would expect you to:
•	Uphold the highest ethical standards of integrity and probity;
•	Support executives in the leadership of the business whilst monitoring their conduct;
•	Question intelligently, debate constructively;
•	Challenge rigorously and decide dispassionately;
•	Listen sensitively to the views of others, inside and outside the board;
•	Gain the trust and respect of other Board members and
•	Promote the highest standards of corporate governance

2

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4. FEES

Following our recent review of the non-executive Director fee structure with effect from 1st April 2003, you will be paid a basic fee of £40,000 gross per annum, which will be paid quarterly in arrears and will be subject to an annual review by the Board. You will also receive fees in respect of Committee membership. With effect from 1st April 2003, the fees for such membership are £5,000 gross per annum for membership of each of the Audit and Remuneration Committees and £3,000 gross per annum for membership of the Nomination Committee. There is also a fee of £5,000 payable for Chairmanship of any of these Committees by a non-executive Director other than where the Deputy Chairman chairs such a committee. These fees will also be paid quarterly and will be subject to annual review by the Board.

The Company will either pay or reimburse you for all reasonable and properly documented expenses you incur in performing the duties of your office. In addition, you will continue to have the opportunity to participate in an arrangement whereby a proportion of your fees may be invested in shares in the Company.

5. OUTSIDE INTERESTS

It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present. In the event that you become aware of any potential conflicts of interest, these should be disclosed to both the Chairman and the Company Secretary immediately.

The Board of the Company has determined you to be independent according to the provision of the Combined Code.

6. CONFIDENTIALITY

All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman unless required by law or by the rules of any stock exchange or regulatory body.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or the Company Secretary.

7. INDUCTION

By signing this letter, you are confirming that, immediately after your appointment, the Company provided you with a comprehensive formal and tailored induction and arranged for site visits and meetings with senior and middle management and the Company’s auditors.

3

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8. REVIEW PROCESS

The performance of individual Directors and the whole Board and its committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

9. INSURANCE

The Company has Directors’ and Officers liability insurance and it is intended to maintain such cover for the full term of your appointment. The current indemnity limit is £125,000,000. A summary of the policy will be provided to you.

10. INDEPENDENT PROFESSIONAL ADVICE

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director. Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company’s expense. A copy of the Board’s agreed procedure under which Directors may obtain such independent advice was provided to you in your induction pack at the time of your appointment.

If you are willing to accept these revised terms of appointment relating to your appointment as a non-executive Director of mmO2 plc, please confirm your acceptance of these terms by signing and returning to me the attached copy of this letter.

Yours sincerely

David Varney
Chairman

4

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Mr David Chance

BY HAND

23rd May 2003

Revised Terms of Appointment as a Non-Executive Director

You were appointed to the Board on 21st January 2003. Following on our recent discussions of the latest developments in best practice, I am writing to set out for your review and consideration the proposed revised terms of your appointment. In the event that these are acceptable to you please sign the copy of this letter and return it to me. It is agreed that this is a contract for services and is not a contract of employment.

1. APPOINTMENT

Your appointment was for an initial term of three years, commencing on 21st January 2003, unless otherwise terminated earlier by and at the discretion of either party upon one month’s written notice. Continuation of your contract of appointment is contingent on satisfactory performance and re-election at forthcoming AGMs. Non-executive Directors are typically expected to serve two three-year terms, although the Board may invite you to serve for an additional period. In addition, you have agreed to serve on the Audit and Nomination committees with effect from 1st April 2003. A copy of the Terms of Reference of the Committees have already been provided to you.

2. TIME COMMITMENT

We anticipate that your appointment will require a time commitment of around two days per month. This will include attendance at around ten board meetings, around four meetings of the Audit and Remuneration Committees and around two meetings of the Nomination Committee (as applicable to you), the AGM, one annual Board strategy session lasting two days and at least one site visit per year. In addition, you will be expected to devote appropriate preparation time ahead of each meeting.

By accepting this appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role. If, during your appointment, you wish to accept any public appointment or further directorship, you will be required to obtain prior approval of the Company’s Nomination Committee. Such approval will not be unreasonably withheld provided (a) the likely time commitment for the other role will not affect your ability to give priority to your duties under this appointment, and (b) the other role does not give rise to competitive, conflict or reputational issues for the Company.

Chairman

mmO2 plc	e david.varney@o2.com
Wellington Street Slough	t +44 (0)1753 628336
Berkshire SL1 1YP	f +44 (0)1753 628340
United Kingdom

mmO2 plc Registered Office: Wellington Street Slough Berkshire SL1 1YP Registered in England and Wales no. 4190833

1

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3. ROLE

Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for promoting the success of the Company by directing and supervising the Company’s affairs. The Board:

•	provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•	sets the Company’s strategic aims, ensures that the necessary financial and human resources are in place for the Company to meet its objectives, and reviews management performance; and

•	sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

In addition to these requirements of all Directors, the role of the non-executive has the following key elements:

•	Strategy: Non-executive Directors should constructively challenge and contribute to the development of strategy;

•	Performance: Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance;

•	Risk: Non-executive Directors should satisfy themselves that financial information is accurate and that financial controls and systems of risk management are robust and defensible; and

•	People: Non-executive Directors are responsible for determining appropriate levels of remuneration of executive Directors and have a prime role in appointing and where necessary removing senior management and in succession planning.

As an effective non-executive Director, we would expect you to:
•	Uphold the highest ethical standards of integrity and probity;
•	Support executives in the leadership of the business whilst monitoring their conduct;
•	Question intelligently, debate constructively;
•	Challenge rigorously and decide dispassionately;
•	Listen sensitively to the views of others, inside and outside the board;
•	Gain the trust and respect of other Board members and
•	Promote the highest standards of corporate governance

2

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4. FEES

Following our recent review of the non-executive Director fee structure with effect from 1st April 2003, you will be paid a basic fee of £40,000 gross per annum, which will be paid quarterly in arrears and will be subject to an annual review by the Board. You will also receive fees in respect of Committee membership. With effect from 1st April 2003, the fees for such membership are £5,000 gross per annum for membership of each of the Audit and Remuneration Committees and £3,000 gross per annum for membership of the Nomination Committee. There is also a fee of £5,000 payable for Chairmanship of any of these Committees by a non-executive Director other than where the Deputy Chairman chairs such a committee. These fees will also be paid quarterly and will be subject to annual review by the Board.

The Company will either pay or reimburse you for all reasonable and properly documented expenses you incur in performing the duties of your office. In addition, you will continue to have the opportunity to participate in an arrangement whereby a proportion of your fees may be invested in shares in the Company.

5. OUTSIDE INTERESTS

It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present. In the event that you become aware of any potential conflicts of interest, these should be disclosed to both the Chairman and the Company Secretary immediately.

The Board of the Company has determined you to be independent according to the provision of the Combined Code.

6. CONFIDENTIALITY

All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman unless required by law or by the rules of any stock exchange or regulatory body.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or the Company Secretary.

7. INDUCTION

By signing this letter, you are confirming that, immediately after your appointment, the Company provided you with a comprehensive formal and tailored induction and arranged for site visits and meetings with senior and middle management and the Company’s auditors.

3

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8. REVIEW PROCESS

The performance of individual Directors and the whole Board and its committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

9. INSURANCE

The Company has Directors’ and Officers liability insurance and it is intended to maintain such cover for the full term of your appointment. The current indemnity limit is £125,000,000. A summary of the policy will be provided to you.

10. INDEPENDENT PROFESSIONAL ADVICE

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director. Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company’s expense. A copy of the Board’s agreed procedure under which Directors may obtain such independent advice was provided to you in your induction pack at the time of your appointment.

If you are willing to accept these revised terms of appointment relating to your appointment as a non-executive Director of mmO2 plc, please confirm your acceptance of these terms by signing and returning to me the attached copy of this letter.

Yours sincerely

I accept the revised terms of my appointment as a Non-Executive Director of mmO2 plc.

4

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Mr Stephen Hodge

BY HAND

23rd May 2003

Revised Terms of Appointment as a Non-Executive Director

You were appointed to the Board on 1st October 2003. Following on our recent discussions of the latest developments in best practice, I am writing to set out for your review and consideration the proposed revised terms of your appointment. In the event that these are acceptable to you please sign the copy of this letter and return it to me. It is agreed that this is a contract for services and is not a contract of employment.

1. APPOINTMENT

Your appointment was for an initial term of three years, commencing on 19th November 2001, unless otherwise terminated earlier by and at the discretion of either party upon one month’s written notice. Continuation of your contract of appointment is contingent on satisfactory performance and re-election at forthcoming AGMs. Non-executive Directors are typically expected to serve two three-year terms, although the Board may invite you to serve for an additional period. In addition, you have agreed to serve on the Audit and Remuneration committees with effect from 1st April 2003. A copy of the Terms of Reference of the Committees have already been provided to you.

2. TIME COMMITMENT

We anticipate that your appointment will require a time commitment of around two days per month. This will include attendance at around ten board meetings, around four meetings of the Audit and Remuneration Committees and around two meetings of the Nomination Committee (as applicable to you), the AGM, one annual Board strategy session lasting two days and at least one site visit per year. In addition, you will be expected to devote appropriate preparation time ahead of each meeting.

By accepting this appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role. If, during your appointment, you wish to accept any public appointment or further directorship, you will be required to obtain prior approval of the Company’s Nomination Committee. Such approval will not be unreasonably withheld provided (a) the likely time commitment for the other role will not affect your ability to give priority to your duties under this appointment, and (b) the other role does not give rise to competitive, conflict or reputational issues for the Company.

Chairman

mmO2 plc	e david.varney@o2.com
Wellington Street Slough	t +44 (0)1753 628336
Berkshire SL1 1YP	f +44 (0)1753 628340
United Kingdom

mmO2 plc Registered Office: Wellington Street Slough Berkshire SL1 1YP Registered in England and Wales no. 4190833

1

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3. ROLE

Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for promoting the success of the Company by directing and supervising the Company’s affairs. The Board:

•	provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•	sets the Company’s strategic aims, ensures that the necessary financial and human resources are in place for the Company to meet its objectives, and reviews management performance; and

•	sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

In addition to these requirements of all Directors, the role of the non-executive has the following key elements:

•	Strategy: Non-executive Directors should constructively challenge and contribute to the development of strategy;

•	Performance: Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance;

•	Risk: Non-executive Directors should satisfy themselves that financial information is accurate and that financial controls and systems of risk management are robust and defensible; and

•	People: Non-executive Directors are responsible for determining appropriate levels of remuneration of executive Directors and have a prime role in appointing and where necessary removing senior management and in succession planning.

As an effective non-executive Director, we would expect you to:
•	Uphold the highest ethical standards of integrity and probity;
•	Support executives in the leadership of the business whilst monitoring their conduct;
•	Question intelligently, debate constructively;
•	Challenge rigorously and decide dispassionately;
•	Listen sensitively to the views of others, inside and outside the board;
•	Gain the trust and respect of other Board members and
•	Promote the highest standards of corporate governance

2

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4. FEES

Following our recent review of the non-executive Director fee structure with effect from 1st April 2003, you will be paid a basic fee of £40,000 gross per annum, which will be paid quarterly in arrears and will be subject to an annual review by the Board. You will also receive fees in respect of Committee membership. With effect from 1st April 2003, the fees for such membership are £5,000 gross per annum for membership of each of the Audit and Remuneration Committees and £3,000 gross per annum for membership of the Nomination Committee. There is also a fee of £5,000 payable for Chairmanship of any of these Committees by a non-executive Director other than where the Deputy Chairman chairs such a committee. These fees will also be paid quarterly and will be subject to annual review by the Board.

The Company will either pay or reimburse you for all reasonable and properly documented expenses you incur in performing the duties of your office. In addition, you will continue to have the opportunity to participate in an arrangement whereby a proportion of your fees may be invested in shares in the Company.

5. OUTSIDE INTERESTS

It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present. In the event that you become aware of any potential conflicts of interest, these should be disclosed to both the Chairman and the Company Secretary immediately.

The Board of the Company has determined you to be independent according to the provision of the Combined Code.

6. CONFIDENTIALITY

All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman unless required by law or by the rules of any stock exchange or regulatory body.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or the Company Secretary.

7. INDUCTION

By signing this letter, you are confirming that, immediately after your appointment, the Company provided you with a comprehensive formal and tailored induction and arranged for site visits and meetings with senior and middle management and the Company’s auditors.

3

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8. REVIEW PROCESS

The performance of individual Directors and the whole Board and its committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

9. INSURANCE

The Company has Directors’ and Officers liability insurance and it is intended to maintain such cover for the full term of your appointment. The current indemnity limit is £125,000,000. A summary of the policy will be provided to you.

10. INDEPENDENT PROFESSIONAL ADVICE

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director. Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company’s expense. A copy of the Board’s agreed procedure under which Directors may obtain such independent advice was provided to you in your induction pack at the time of your appointment.

If you are willing to accept these revised terms of appointment relating to your appointment as a non-executive Director of mmO2 plc, please confirm your acceptance of these terms by signing and returning to me the attached copy of this letter.

Yours sincerely

4

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Dr Neelie Kroes

BY HAND

23rd May 2003

Revised Terms of Appointment as a Non-Executive Director

You were appointed to the Board on 31st August 2001. Following on our recent discussions of the latest developments in best practice, I am writing to set out for your review and consideration the proposed revised terms of your appointment. In the event that these are acceptable to you please sign the copy of this letter and return it to me. It is agreed that this is a contract for services and is not a contract of employment.

1. APPOINTMENT

Your appointment was for an initial term of three years, commencing on 19th November 2001, unless otherwise terminated earlier by and at the discretion of either party upon one month’s written notice. Continuation of your contract of appointment is contingent on satisfactory performance and re-election at forthcoming AGMs. Non-executive Directors are typically expected to serve two three-year terms, although the Board may invite you to serve for an additional period. In addition, you have agreed to serve on the Audit and Remuneration committees with effect from 1st April 2003. A copy of the Terms of Reference of the Committees have already been provided to you.

2. TIME COMMITMENT

We anticipate that your appointment will require a time commitment of around two days per month. This will include attendance at around ten board meetings, around four meetings of the Audit and Remuneration Committees and around two meetings of the Nomination Committee (as applicable to you), the AGM, one annual Board strategy session lasting two days and at least one site visit per year. In addition, you will be expected to devote appropriate preparation time ahead of each meeting.

By accepting this appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role. If, during your appointment, you wish to accept any public appointment or further directorship, you will be required to obtain prior approval of the Company’s Nomination Committee. Such approval will not be unreasonably withheld provided (a) the likely time commitment for the other role will not affect your ability to give priority to your duties under this appointment, and (b) the other role does not give rise to competitive, conflict or reputational issues for the Company.

Chairman

mmO2 plc	e david.varney@o2.com
Wellington Street Slough	t +44 (0)1753 628336
Berkshire SL1 1YP	f +44 (0)1753 628340
United Kingdom

mmO2 plc Registered Office: Wellington Street Slough Berkshire SL1 1YP Registered in England and Wales no. 4190833

1

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3. ROLE

Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for promoting the success of the Company by directing and supervising the Company’s affairs. The Board:

•	provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•	sets the Company’s strategic aims, ensures that the necessary financial and human resources are in place for the Company to meet its objectives, and reviews management performance; and

•	sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

In addition to these requirements of all Directors, the role of the non-executive has the following key elements:

•	Strategy: Non-executive Directors should constructively challenge and contribute to the development of strategy;

•	Performance: Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance;

•	Risk: Non-executive Directors should satisfy themselves that financial information is accurate and that financial controls and systems of risk management are robust and defensible; and

•	People: Non-executive Directors are responsible for determining appropriate levels of remuneration of executive Directors and have a prime role in appointing and where necessary removing senior management and in succession planning.

As an effective non-executive Director, we would expect you to:
•	Uphold the highest ethical standards of integrity and probity;
•	Support executives in the leadership of the business whilst monitoring their conduct;
•	Question intelligently, debate constructively;
•	Challenge rigorously and decide dispassionately;
•	Listen sensitively to the views of others, inside and outside the board;
•	Gain the trust and respect of other Board members and
•	Promote the highest standards of corporate governance

2

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4. FEES

Following our recent review of the non-executive Director fee structure with effect from 1st April 2003, you will be paid a basic fee of £40,000 gross per annum, which will be paid quarterly in arrears and will be subject to an annual review by the Board. You will also receive fees in respect of Committee membership. With effect from 1st April 2003, the fees for such membership are £5,000 gross per annum for membership of each of the Audit and Remuneration Committees and £3,000 gross per annum for membership of the Nomination Committee. There is also a fee of £5,000 payable for Chairmanship of any of these Committees by a non-executive Director other than where the Deputy Chairman chairs such a committee. These fees will also be paid quarterly and will be subject to annual review by the Board.

The Company will either pay or reimburse you for all reasonable and properly documented expenses you incur in performing the duties of your office. In addition, you will continue to have the opportunity to participate in an arrangement whereby a proportion of your fees may be invested in shares in the Company.

5. OUTSIDE INTERESTS

It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present. In the event that you become aware of any potential conflicts of interest, these should be disclosed to both the Chairman and the Company Secretary immediately.

The Board of the Company has determined you to be independent according to the provision of the Combined Code.

6. CONFIDENTIALITY

All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman unless required by law or by the rules of any stock exchange or regulatory body.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or the Company Secretary.

7. INDUCTION

By signing this letter, you are confirming that, immediately after your appointment, the Company provided you with a comprehensive formal and tailored induction and arranged for site visits and meetings with senior and middle management and the Company’s auditors.

3

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8. REVIEW PROCESS

The performance of individual Directors and the whole Board and its committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

9. INSURANCE

The Company has Directors’ and Officers liability insurance and it is intended to maintain such cover for the full term of your appointment. The current indemnity limit is £125,000,000. A summary of the policy will be provided to you.

10. INDEPENDENT PROFESSIONAL ADVICE

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director. Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company’s expense. A copy of the Board’s agreed procedure under which Directors may obtain such independent advice was provided to you in your induction pack at the time of your appointment.

If you are willing to accept these revised terms of appointment relating to your appointment as a non-executive Director of mmO2 plc, please confirm your acceptance of these terms by signing and returning to me the attached copy of this letter.

Yours sincerely

I accept the revised terms of my appointment as a Non-Executive Director of mmO2 plc.

Signed:

Dated  1.05.03

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Philip Bramwell
General Counsel and Secretary
mmO2 plc
5 Longwalk Road
Stockley Park East
Uxbridge
Middlesex UB11 1TT

PERSONAL

Mr P. Myners
16 Walton Street
London SW3 IRE

6 November 2001

Dear Mr Myners,

This letter sets out the terms of your appointment as a non-executive director of mmO2 plc (the Company). The terms of this letter shall replace the terms of any existing letters relating to such appointment.

The term of your appointment is initially for a period which expires 3 years after the date the demerger becomes effective, expected to be on 19 November 2001. At the end of that period, your appointment may be continued if you and the mmO2 plc Board agree. From that date, either you or the Board can give the other at least twelve months’ written notice to terminate the appointment at any time.

You will need periodically to seek re-election at the Annual General Meeting in accordance with the Company’s Articles of Association.

Conditional upon and from the date of the demerger, you will receive fees for your services as a non-executive director of £30,000 a year, which includes membership of one Board Committee. A further £3,000 a year will be paid for membership of each additional Committee.

The Company will either pay or reimburse you for all your travelling, hotel and other expenses incurred on the Company’s business.

You will be expected to attend all meetings of the Board (including awaydays, which may last for more than one day), Committees of which you are a member and Annual and Extraordinary General Meetings.

Whilst it is difficult to be precise about the amount of time you should expect to spend on this work, you should plan on there being around ten Board meetings a year. You should allow for some additional meetings in the immediate period as and after

5 Longwalk Road	t +44 (0)20 8587 5940
Stockley Park East Uxbridge Middlesex UB11 1TT	f +44 (0)20 8587 7765
United Kingdom	www.O2.com
mmO2 plc Registered Office 81 Newgate Street London EC1A 7AJ Registered in England no. 2604354

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mmO2 plc prepares for and completes its demerger and the listing of its shares and ADRs on the London Stock Exchange and New York Stock Exchange respectively.

You will be covered by Directors’ and Officers’ liability indemnity and insurance.

You will be subject to the provisions of the Company’s Articles of Association regarding directors and to its Share Dealing Code. You also undertake to keep secure any information and material sent to you.

mmO2 plc will have, by the time of its demerger, a procedure for its directors, in furtherance of their duties, to take independent advice if necessary, at the Company’s expense. If you feel it necessary to seek such advice, please contact me first.

The terms of this letter shall continue to have full force and effect during the period between the time that the scheme of arrangement becomes effective and the time that the demerger becomes effective notwithstanding the fact that you will be required to resign as a director at the time that the scheme of arrangement becomes effective and be re-elected by the shareholders at the time that the demerger becomes effective.

Please confirm your acceptance of these terms by signing and returning to me the attached copy of this letter.

Yours sincerely

Philip Bramwell
General Counsel and Secretary
mmO2 plc

To: The Secretary

I accept the terms of my appointment as a Non-Executive Director of mmO2 plc.

Dated  8/11/01

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Mr Andrew Sukawaty

BY HAND

23rd May 2003

Revised Terms of Appointment as a Non-Executive Director

You were appointed to the Board on 31st August 2001. Following on our recent discussions of the latest developments in best practice, I am writing to set out for your review and consideration the proposed revised terms of your appointment. In the event that these are acceptable to you please sign the copy of this letter and return it to me. It is agreed that this is a contract for services and is not a contract of employment.

1. APPOINTMENT

Your appointment was for an initial term of three years, commencing on 19th November 2001, unless otherwise terminated earlier by and at the discretion of either party upon one month’s written notice. Continuation of your contract of appointment is contingent on satisfactory performance and re-election at forthcoming AGMs. Non-executive Directors are typically expected to serve two three-year terms, although the Board may invite you to serve for an additional period. In addition, you have agreed to serve on the Nomination and Remuneration committees with effect from 1st April 2003. A copy of the Terms of Reference of the Committees have already been provided to you.

2. TIME COMMITMENT

We anticipate that your appointment will require a time commitment of around two days per month. This will include attendance at around ten board meetings, around four meetings of the Remuneration Committees and around two meetings of the Nomination Committee (as applicable to you), the AGM, one annual Board strategy session lasting two days and at least one site visit per year. In addition, you will be expected to devote appropriate preparation time ahead of each meeting.

By accepting this appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role. If, during your appointment, you wish to accept any public appointment or further directorship, you will be required to obtain prior approval of the Company’s Nomination Committee. Such approval will not be unreasonably withheld provided (a) the likely time commitment for the other role will not affect your ability to give priority to your duties under this appointment, and (b) the other role does not give rise to competitive, conflict or reputational issues for the Company.

Chairman

mmO2 plc	e david.varney@o2.com
Wellington Street Slough	t +44 (0)1753 628336
Berkshire SL1 1YP	f +44 (0)1753 628340
United Kingdom

mmO2 plc Registered Office: Wellington Street Slough Berkshire SL1 1YP Registered in England and Wales no. 4190833

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3. ROLE

Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for promoting the success of the Company by directing and supervising the Company’s affairs. The Board:

•	provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•	sets the Company’s strategic aims, ensures that the necessary financial and human resources are in place for the Company to meet its objectives, and reviews management performance; and

•	sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

In addition to these requirements of all Directors, the role of the non-executive has the following key elements:

•	Strategy: Non-executive Directors should constructively challenge and contribute to the development of strategy;

•	Performance: Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance;

•	Risk: Non-executive Directors should satisfy themselves that financial information is accurate and that financial controls and systems of risk management are robust and defensible; and

•	People: Non-executive Directors are responsible for determining appropriate levels of remuneration of executive Directors and have a prime role in appointing and where necessary removing senior management and in succession planning.

As an effective non-executive Director, we would expect you to:
•	Uphold the highest ethical standards of integrity and probity;
•	Support executives in the leadership of the business whilst monitoring their conduct;
•	Question intelligently, debate constructively;
•	Challenge rigorously and decide dispassionately;
•	Listen sensitively to the views of others, inside and outside the board;
•	Gain the trust and respect of other Board members and
•	Promote the highest standards of corporate governance

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4. FEES

You will continue to be paid a basic fee for your services as Deputy Chairman (to include Chairmanship of the Remuneration Committee) of £100,000 gross per annum, which will be paid quaterly in arrears and will be subject to an annual review by the Board.

The Company will either pay or reimburse you for all reasonable and properly documented expenses you incur in performing the duties of your office. In addition, you will continue to have the opportunity to participate in an arrangement whereby a proportion of your fees may be invested in shares in the Company.

5. OUTSIDE INTERESTS

It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present. In the event that you become aware of any potential conflicts of interest, these should be disclosed to both the Chairman and the Company Secretary immediately.

The Board of the Company has determined you to be independent according to the provision of the Combined Code.

6. CONFIDENTIALITY

All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman unless required by law or by the rules of any stock exchange or regulatory body.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or the Company Secretary.

7. INDUCTION

By signing this letter, you are confirming that, immediately after your appointment, the Company provided you with a comprehensive formal and tailored induction and arranged for site visits and meetings with senior and middle management and the Company’s auditors.

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8. REVIEW PROCESS

The performance of individual Directors and the whole Board and its committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

9. INSURANCE

The Company has Directors’ and Officers liability insurance and it is intended to maintain such cover for the full term of your appointment. The current indemnity limit is £125,000,000. A summary of the policy will be provided to you.

10. INDEPENDENT PROFESSIONAL ADVICE

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director. Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company’s expense. A copy of the Board’s agreed procedure under which Directors may obtain such independent advice was provided to you in your induction pack at the time of your appointment.

If you are willing to accept these revised terms of appointment relating to your appointment as a non-executive Director of mmO2 plc, please confirm your acceptance of these terms by signing and returning to me the attached copy of this letter.

Yours sincerely

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Mr Ian Meakins

BY HAND

23rd May 2003

Revised Terms of Appointment as a Non-Executive Director

You were appointed to the Board on 20th December 2001. Following on our recent discussions of the latest developments in best practice, I am writing to set out for your review and consideration the proposed revised terms of your appointment. In the event that these are acceptable to you please sign the copy of this letter and return it to me. It is agreed that this is a contract for services and is not a contract of employment.

1. APPOINTMENT

Your appointment was for an initial term of three years, commencing on 20th December 2001, unless otherwise terminated earlier by and at the discretion of either party upon one month’s written notice. Continuation of your contract of appointment is contingent on satisfactory performance and re-election at forthcoming AGMs. Non-executive Directors are typically expected to serve two three-year terms, although the Board may invite you to serve for an additional period. In addition, you have agreed to serve on the Audit and Remuneration committees with effect from 1st April 2003. A copy of the Terms of Reference of the Committees have already been provided to you.

2. TIME COMMITMENT

We anticipate that your appointment will require a time commitment of around two days per month. This will include attendance at around ten board meetings, around four meetings of the Audit and Remuneration Committees and around two meetings of the Nomination Committee (as applicable to you), the AGM, one annual Board strategy session lasting two days and at least one site visit per year. In addition, you will be expected to devote appropriate preparation time ahead of each meeting.

By accepting this appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role. If, during your appointment, you wish to accept any public appointment or further directorship, you will be required to obtain prior approval of the Company’s Nomination Committee. Such approval will not be unreasonably withheld provided (a) the likely time commitment for the other role will not affect your ability to give priority to your duties under this appointment, and (b) the other role does not give rise to competitive, conflict or reputational issues for the Company.

Chairman

mmO2 plc	e david.varney@o2.com
Wellington Street Slough	t +44 (0)1753 628336
Berkshire SL1 1YP	f +44 (0)1753 628340
United Kingdom

mmO2 plc Registered Office: Wellington Street Slough Berkshire SL1 1YP Registered in England and Wales no. 4190833

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3. ROLE

Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for promoting the success of the Company by directing and supervising the Company’s affairs. The Board:

•	provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

•	sets the Company’s strategic aims, ensures that the necessary financial and human resources are in place for the Company to meet its objectives, and reviews management performance; and

•	sets the Company’s values and standards and ensures that its obligations to its shareholders and others are understood and met.

In addition to these requirements of all Directors, the role of the non-executive has the following key elements:

•	Strategy: Non-executive Directors should constructively challenge and contribute to the development of strategy;

•	Performance: Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance;

•	Risk: Non-executive Directors should satisfy themselves that financial information is accurate and that financial controls and systems of risk management are robust and defensible; and

•	People: Non-executive Directors are responsible for determining appropriate levels of remuneration of executive Directors and have a prime role in appointing and where necessary removing senior management and in succession planning.

As an effective non-executive Director, we would expect you to:
•	Uphold the highest ethical standards of integrity and probity;
•	Support executives in the leadership of the business whilst monitoring their conduct;
•	Question intelligently, debate constructively;
•	Challenge rigorously and decide dispassionately;
•	Listen sensitively to the views of others, inside and outside the board;
•	Gain the trust and respect of other Board members and
•	Promote the highest standards of corporate governance

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4. FEES

Following our recent review of the non-executive Director fee structure with effect from 1st April 2003, you will be paid a basic fee of £40,000 gross per annum, which will be paid quarterly in arrears and will be subject to an annual review by the Board. You will also receive fees in respect of Committee membership. With effect from 1st April 2003, the fees for such membership are £5,000 gross per annum for membership of each of the Audit and Remuneration Committees and £3,000 gross per annum for membership of the Nomination Committee. There is also a fee of £5,000 payable for Chairmanship of any of these Committees by a non-executive Director other than where the Deputy Chairman chairs such a committee. These fees will also be paid quarterly and will be subject to annual review by the Board.

The Company will either pay or reimburse you for all reasonable and properly documented expenses you incur in performing the duties of your office. In addition, you will continue to have the opportunity to participate in an arrangement whereby a proportion of your fees may be invested in shares in the Company.

5. OUTSIDE INTERESTS

It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present. In the event that you become aware of any potential conflicts of interest, these should be disclosed to both the Chairman and the Company Secretary immediately.

The Board of the Company has determined you to be independent according to the provision of the Combined Code.

6. CONFIDENTIALITY

All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman unless required by law or by the rules of any stock exchange or regulatory body.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or the Company Secretary.

7. INDUCTION

By signing this letter, you are confirming that, immediately after your appointment, the Company provided you with a comprehensive formal and tailored induction and arranged for site visits and meetings with senior and middle management and the Company’s auditors.

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8. REVIEW PROCESS

The performance of individual Directors and the whole Board and its committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

9. INSURANCE

The Company has Directors’ and Officers liability insurance and it is intended to maintain such cover for the full term of your appointment. The current indemnity limit is £125,000,000. A summary of the policy will be provided to you.

10. INDEPENDENT PROFESSIONAL ADVICE

Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director. Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company’s expense. A copy of the Board’s agreed procedure under which Directors may obtain such independent advice was provided to you in your induction pack at the time of your appointment.

If you are willing to accept these revised terms of appointment relating to your appointment as a non-executive Director of mmO2 plc, please confirm your acceptance of these terms by signing and returning to me the attached copy of this letter.

Yours sincerely

I accept the revised terms of my appointment as a Non-Executive Director of mmO2 plc.

Signed:

Dated:  27.06.03

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DATED 13 June 2001

(1) NEWGATE WIRELESS LIMITED

(2) MR DAVID VARNEY

DIRECTOR’S SERVICE CONTRACT

Group Legal Services
British Telecommunications plc
81 Newgate Street
London
EC1A 7AJ

Tel : 020 7356 5238
Fax: 020 7356 6135

Ref: 500202/JWF

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DATED 13 June 2001

PARTIES

1)	NEWGATE WIRELESS LIMITED (registered number 4190833) whose registered office is at 81 Newgate Street, London ECIA 7AJ (“Wireless”)

2)	MR DAVID VARNEY whose address is River Thatch, The Abbotsbrook, Bourne End, Buckinghamshire, SL8 5QU (the “Director”)

1	Interpretation

1.1	In this Agreement the following expressions shall mean:

	Associated Company	any company or venture in which Wireless or a subsidiary has a shareholding or equity participation;

	Board	the board of directors of Wireless, or a committee of the board;

	Commencement Date	18 June 2001

	Demerger Date	the date on which British Telecommunications plc is demerged from the Wireless Group or vice versa;

	Deputy Chairman	the deputy chairman of Wireless or his designated nominee;

	Salary	£500,000 per annum or such higher sum as may be determined by the Board. When paragraph 3.2, takes effect, the Salary will be reduced to such sum as the Board determines is commensurate with the revised time commitment.

	Subsidiary	any subsidiary which for the time being is a subsidiary company (as defined in Section 736 of the Companies Act 1985 as amended by the Companies Act 1989) of BT.

	Wireless Group	Wireless and all its subsidiaries from time to time;

1.2	A reference to something being determined, specified or required by Wireless includes a determination, specification or requirement from time to time.

1.3	This Agreement supersedes any previous agreement between Wireless and the Director.

2.	Period

Subject to Paragraph 16, this Agreement will start on the Demerger Date and last for an initial period of two years from and including the Commencement Date. It will continue until either Wireless or the Director has given to the other previous

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written notice of not less than twelve months, ending at any time at the end of or after the initial period.

3.	Duties

3.1	The Director will be a member of the Board and will be Chairman of Wireless.

3.2	Not later than either 24 months after the Commencement Date or if longer, 18 months after the Demerger Date, the Director’s time commitment will be reduced to an average, as determined by the Board with the agreement of the Director, of between 2 or 3 days a week.

3.3	The Director will perform such duties for the Wireless Group and Associated Companies, at such locations in the United Kingdom or overseas, as the Board may specify.

3.4	The Director will be bound by the Wireless share dealing rules, any other rules specified by the Board and Wireless’ Articles of Association as altered from time to time.

4.	Conflicts

4.1	The Director will promote, and not do any thing which is harmful or conflicts with, the interests and reputation of the Wireless Group.

4.2	The Director will not without obtaining the written consent of the Board:

	4.2.1	work for any other person, business, organisation or company; or

	4.2.2	hold any shares or interests in any business or company that is likely to compete with the business of the Wireless Group.

4.3	The Director will pay to Wireless any fees received from any directorship of another company, unless Wireless otherwise agrees.

5.	Salary

5.1	The Director will be paid the Salary in twelve equal monthly instalments, payable on the last business day of each month.

5.2	The Director will be entitled at the election of the Board either to an award of 1.5 times the Salary under the Wireless long term incentive plan or an award of 3 times the Salary under a Wireless option scheme in accordance with the rules of the plan or scheme, such award to be made at the time Wireless makes its first general awards under its plan or scheme.

5.3	Subject to Paragraph 5.2, the Director may in future years, at the discretion of the Board, participate in any scheme established for Wireless employees to acquire shares in Wireless subject to the applicable rules of the scheme, but participation under such schemes will not form part of this Agreement.

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6.	Life Cover

The Director will be entitled to life cover of 4 times the Salary subject to a satisfactory medical.

7.	Holiday

The Director will be entitled to paid statutory holidays and to 25 days paid holiday (and a pro rata number of days when his time commitment is reduced under Paragraph 3.2) in each year which accrues rateably each month in arrears.

8.	Car

The Director will be provided with a car and for business use, a pool driver both as determined by Wireless and Wireless will meet the cost of maintenance, insurance, motor vehicle tax and petrol.

9.	Telecommunications Facilities

Wireless will provide mobile telecommunications facilities and a free call allowance all as determined by Wireless.

10.	Sick Pay and Health Cover

10.1	The Director will be entitled to receive sick pay (inclusive of any statutory sick pay and any benefits payable under any permanent health insurance effected by Wireless) of:

one-twelfth of the Salary for each month in the first six months, and one twenty-fourth of the Salary for each month in the next six months,

in total in any period of two years, subject to production of medical certificates and to such other requirements as Wireless may reasonably request.

10.2	Wireless will arrange private health cover for the Director, the Director’s spouse and children under the age of 18 (or 21 if in full-time education) and dental cover for the Director and the Director’s spouse, as determined by Wireless.

11.	Medical Examination

Wireless may, at its expense, require the Director to be examined by a medical practitioner of Wireless’ choice.

12.	Expenses

Wireless will reimburse authorised expenses properly incurred in the course of the Director’s duties against receipts or other proof of expenditure,

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13.	Professional Subscriptions and Advice

13.1	The Director will be reimbursed subscriptions to professional bodies where the Deputy Chairman considers it to be in the interests of Wireless.

13.2	Wireless will pay the cost of personal tax and financial planning advice up to a maximum of £5,000 (excluding VAT) a year.

14.	Grievance Procedure

If the Director has any grievance he may apply in writing to the Deputy Chairman who will either propose a solution or refer the matter to the Board.

15.	Obligation to Provide Work

15.1	Wireless is under no obligation to provide the Director with work and may:

	15.1.1	suspend the Director, if the Board considers this appropriate, for up to three months; or

	15.1.2	if notice to terminate this Agreement has been given, vary the Director’s duties or require the Director to cease performing all duties during all or part of the notice period, in which case Wireless may exclude the Director from the premises of the Wireless Group but will continue to pay the Salary in accordance with Paragraph 5.1 and provide the benefits under this Agreement until this Agreement terminates.

15.2	Where Paragraph 15.1.2 applies, the Director will at Wireless’ request promptly resign in writing as a director of Wireless (and as a member of any committee of the Board) and of any company of which Wireless is a shareholder (if necessary, in accordance with Paragraph 16.6) but this Agreement will not terminate on the Director resigning under this sub-paragraph.

16.	Termination

16.1	This Agreement will terminate immediately, without compensation:

	16.1.1	on the last day of the month in which the Director reaches the age of 60; or

	16.1.2	subject to Paragraphs 15.2 and 16.3, if the Director ceases to be a Director under the provisions of Wireless’ Articles of Association as altered from time to time; or

	16.1.3	if the Director fails in the reasonable opinion of the Board satisfactorily to perform his duties.

16.2	Wireless may terminate this Agreement without notice, and without compensation, if the Board believes that the Director:

	16.2.1	is incapacitated for any reason from performing the Director’s duties for a period of one year or periods totalling 365 days in any period of two years; or

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	16.2.2	is guilty of any dishonesty or disreputable conduct; or

	16.2.3	is guilty of any misconduct or neglect of duty after receiving a warning; or

	16.2.4	is repeatedly failing to follow Wireless’ policies and procedures.

16.3	If the Director ceases to be a director of Wireless because he is not re-elected or deemed to be re-elected at a general meeting, Wireless may either:

	16.3.1	terminate this Agreement subject to paying compensation in lieu of notice; or

	16.3.2	require the Director to perform such duties for the Wireless Group (other than as a director of Wireless) as the Board or the Chairman may specify.

16.4	Instead of giving the Director the twelve months’ notice referred to in Paragraph 2, Wireless may (but shall not be obliged to) terminate this Agreement immediately by:

	16.4.1	paying the Director the Salary In accordance with Paragraph 5.1, and

	16.4.2	continuing or paying the value of the benefits referred to in Paragraph 16.4.3 as provided under this Agreement,

until the earlier of twelve months from the notice of termination or the Director obtaining full-time employment;

	16.4.3	the benefits are the pension benefits (including life cover), health cover, dental cover, the car currently provided on termination together with the cost of maintenance, insurance and motor vehicle tax (but not a driver or petrol).

16.5	Upon termination of this Agreement the Director will at Wireless’ request promptly resign in writing as a Director of Wireless (and as a member of any committee of the Board) and of any company of which Wireless is a shareholder, and will promptly return to Wireless any property of the Wireless Group.

16.6	The Secretary of Wireless is irrevocably authorised to sign a letter of resignation on behalf of the Director if he fails to do so.

17.	Confidentiality

17.1	The Director will not disclose any confidential information relating to the Wireless Group or any third party which may have been obtained in the course of this employment.

17.2	This prohibition does not apply to confidential information that comes into the public domain through no act or neglect of the Director.

18.	Copyright

The copyright in any material arising from this employment is assigned to Wireless.

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19.	Restrictions

19.1	The Director will be bound by the provisions of the Schedule to this Agreement.

19.2	The 12 month periods referred to in the Schedule will be reduced by any time during which the Director has been suspended or excluded from the premises of the Wireless Group under Paragraph 15.1.

20.	Continuation

Paragraphs 16.5, 16.6 and 17 to 19 inclusive will continue in force after the termination of this Agreement.

21.	Variation

Wireless may vary Paragraphs 7 to 10 inclusive, 13 and 14 but only after first consulting the Director.

22.	Notices

Any notice or document may be served on the Director personally or by posting it to his last known address, or on Wireless addressed to the Secretary at its registered office, and if sent by first class post will be deemed to have been received within 24 hours of posting.

23.	Successors

The Director irrevocably appoints the Secretary of Wireless and each director of Wireless at the relevant time to act as his agent for the sole purpose of signing any agreement(s) to novate to another company or any Subsidiary of such company (the “Transferee”) the outstanding obligations and liabilities of Wireless under this Agreement to the Director so that Wireless is released from, and the Transferee assumes and is bound to comply with all such obligations and liabilities, and that Wireless’ rights under this Agreement are transferred to the Transferee.

Signed by the parties on the date written on the first page of this Agreement

SCHEDULE

1.	In this Schedule:–

	a)	“Expiry Date” means the date of termination or expiry of this Agreement for any reason.

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	b)	“in any capacity” means on the Director’s own behalf or jointly with or on behalf of any person, firm or company.

	c)	“Confidential Information” means confidential information of the Wireless Group which would be of value to a competitor or could reasonably enable a competitor to obtain an unfair advantage in trading in competition with the Wireless Group.

	d)	“Business” means the business of the Wireless Group in providing telecommunication services (as defined in Section 4(3) of the Telecommunications Act 1984) in the United Kingdom or any other country of the European Union in which the Wireless Group conducts business.

2.	Since the Director is likely to obtain in the course of his employment with the Wireless Group, trade secrets and Confidential Information and, personal knowledge of customers and employees of the Wireless Group, the Director agrees with Wireless that he will be bound by the following covenants for 12 months immediately following the Expiry Date:

	(i)	The Director will not in any capacity solicit or endeavour to entice away or offer engagement or employment to, or engage or employ or procure any Designated Person, who was an employee of Wireless at the Expiry Date, to be engaged or employed in any business which competes or is about to compete with the Business.

A Designated Person is a director or senior employee of Wireless with whom the Director has had personal dealings in the 12. months immediately preceding the Expiry Date and who had at the Expiry Date knowledge of trade secrets or Confidential Information or knowledge of and connections or influence with customers of Wireless.

	(ii)	The Director will not in any capacity for the purposes of any business which competes or is about to compete with the Business, canvass, solicit, deal with or accept business or custom from any person, firm or company:

(a) that was a customer of Wireless during the 12 months immediately preceding the Expiry Date (“the 12 month period”); and

(b) with whom or with which the Director personally had had dealings during the 12 month period in the course of his employment.

	(iii)	The Director will not in any capacity carry on, be engaged or employed or be concerned or interested in any business, or take steps to set up, promote or facilitate the establishment of any business which competes or is about to compete with the Business.

For the purposes of this Clause 2, any reference to “engagement or employment” means engagement or employment whether under a contract or otherwise and if under a contract includes a contract of employment, or a contract for services or any other form of contract and the terms “engage” and “employ” and their derivatives shall be construed in accordance with this definition.

3.	Clause 2 shall apply mutatis mutandis in relation to Subsidiaries as if the provisions in sub-clauses (i) - (iii) inclusive and the definitions were repeated with

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the substitution of the words “any of the Company’s Subsidiaries” for Wireless, and the Company contracts with the Director in this sub-clause on its own behalf and on behalf of each of its Subsidiaries.

4.	For the avoidance of doubt it is expressly agreed that each of the sub-clauses (i) - (iii) in Clause 2 is intended to contain separate and severable restraints and if any one or more of such sub-clauses are for any reason unenforceable in whole or in part, then the other sub-clauses shall nonetheless be and remain effective.

5.	The Director acknowledges that the restraints contained in this Schedule and each of them are necessary to protect the legitimate interests of the Wireless Group, are no wider than reasonably necessary for that purpose, and are reasonable as between the parties to this Agreement.

6.	If any of the restrictions contained in this Schedule shall be adjudged to be void or ineffective or unenforceable for whatever reason but would be adjudged to be valid and effective if part of the wording were deleted or the periods reduced or the area reduced in scope, they shall apply with such modifications as may be necessary to make them valid and effective.

SIGNED BY	)
COLIN GREEN	)

for and on behalf of	)
NEWGATE WIRELESS LIMITED	)

SIGNED BY DAVID VARNEY	)
)

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1 April 2003

MMO2 plc

KENT THEXTON

SERVICE AGREEMENT

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THIS AGREEMENT is made on 1 April 2003 BETWEEN

(1)	MMO2 plc, a company which has its registered office at Wellington Street, Slough, Berkshire SL1 1YP (the Company); and

(2)	KENT THEXTON of 11 Oak Dene, Beaconsfield, Buckinghamshire HP9 2BZ (the Executive)

IT IS AGREED as follows:

DEFINITIONS

1.	In this Agreement the following expressions shall have the following meanings:

Board means the board of directors of the Company or a duly constituted committee of the board of directors;

CEO means the Chief Executive Officer of the Company or his designated nominee;

Chairman means the Chairman of the Board;

Effective Date means subject to the approval of the Company’s Nomination Committee 1 April 2003;

Employment means the Executive’s employment in accordance with the terms and conditions of this Agreement;

Group Company means the Company, any holding company of the Company and any subsidiary of the Company or of any such holding company (with holding company and subsidiary having the meanings given to them by section 736 Companies Act 1985);

Recognised Investment Exchange has the meaning given to it by section 207 of the Financial Services Act 1986; and

Remuneration Committee means the Remuneration Committee of the Board.

JOB DESCRIPTION AND DUTIES

1.1     The Executive is employed by the Company as Chief Marketing and Data Officer and is appointed to the Board with effect from the Effective Date. The Executive’s period of continuous employment for statutory purposes began on 22 June 1988.

1.2     The Executive will be required to devote his full time and attention during normal working hours to the proper performance of his duties, together with such additional hours as may be reasonably required.

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1.3     The Executive shall comply with all directions lawfully and properly given by the Board and shall diligently perform all such duties and exercise all such powers as are lawfully and properly assigned to him from time to time by the Board. The Executive shall be a director of the Company and his duties as a director of the Company or any other Group Company will be subject to the Articles of Association of the relevant company for the time being.

1.4     The Executive will perform such duties for the Company at such locations in the United Kingdom or overseas as the CEO may specify. The Executive’s initial place of work will be 1, The Broadway, Hammersmith, London but the Company reserves the right to ask the Executive to relocate to any location as may be reasonably necessary. In the event that the Executive’s normal place of work is relocated more than 30 miles from 1, The Broadway, Hammersmith, London (so that it may be necessary for him to move house), the cost of the Executive’s relocation will be paid by the Company.

1.4     The Executive may be required to travel on the business of the Company and other Group Companies anywhere within the United Kingdom or overseas.

BASIC ANNUAL SALARY

2.1     With effect from the Effective Date the Executive’s basic annual salary is £330,000 (less such deductions as the Company is required to make), payable monthly in arrears. Basic salary will be inclusive of all fees and other remuneration to which the Executive may be or become entitled as an officer of the Company or of any other Group Company.

2.2     The Executive’s salary will be reviewed annually during the Employment, with the first review to take place on 1 June 2004. The Company is under no obligation to increase the Executive’s salary following a salary review but will not decrease it.

BONUS

3.     The Executive will be eligible to participate in the Company’s annual bonus scheme, the details of which will be determined by the Remuneration Committee. The bonus scheme will reward the Executive for his performance and the performance of the Company in the previous year as determined by the Remuneration Committee, by providing for an annual cash bonus of up to 120% of the Executive’s basic annual salary, with 80% of basic annual salary being paid for on target performance.

SHARE SCHEMES

4.1     At the next appropriate date, the Executive will be eligible to be considered for an award under the MMO2 Executive Share Portfolio. The next award for eligible executives will be June/July 2003. Any award will be subject to the rules of the MMO2 Executive Share Portfolio and to the approval of the Remuneration Committee.

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PENSION AND LIFE ASSURANCE

5.1     The Company will pay to the Executive each year an amount equal to 20% of the Executive’s annual salary from time to time (less any statutory deductions) to enable him to make contributions into a pension scheme.

5.2     The Company will during the Employment pay for the benefit of the Executive subscriptions to the Company’s life assurance arrangements to provide the Executive with cover of 4 x basic salary.

HEALTHCARE AND PERMANENT HEALTH INSURANCE

6.1     The Executive and his wife and any dependent children under the age of 18 (or 21 if still in full-time education) will be eligible for membership of the Company’s Healthcare Scheme subject to the terms of the Scheme as amended from time to time.

6.2     The Executive will be eligible to participate in the Company’s permanent health insurance scheme subject to the consent of the provider and the rules of the scheme.

6.3     The Company may at its expense require the Executive to be examined by a medical practitioner of the Company’s choice. The persons within the Company to whom a copy of any medical report may be made available shall be determined on a case by case basis. The Company shall procure that such persons will treat the medical report with the strictest confidence.

COMPANY CAR

7.     The Executive will be eligible for a company car or the cash in lieu alternative (Cash Alternative) of £15,000 (less appropriate deductions) in line with the Company’s policy. Neither the car nor the Cash Alternative will constitute pensionable earnings. Additionally, where the company car is taken, the Executive is eligible to receive a fuel card for all private and business fuel.

PROFESSIONAL SUBSCRIPTIONS

8.     The Executive will be reimbursed subscriptions to professional bodies where the CEO considers it to be in the Company’s interests.

TAX/FINANCIAL PLANNING

9.     The Company will meet the cost of personal tax and financial planning advice for the Executive up to a value of £5,000 excluding VAT per annum for each financial year, save that for the financial year 2003/2004 the Company will meet the cost of such advice, up to a value of £6,000 excluding VAT.

EXPENSES/ACCOMMODATION ALLOWANCE

10.1     The Company will reimburse authorised expenses properly incurred in the course of the Executive’s duties against receipts or other proof of expenditure.

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10.2     The Company will continue to pay the Executive an accommodation allowance of £500 per week gross until 31 July 2003 when entitlement to accommodation allowance will cease.

HOLIDAY

11.1     The Executive is entitled to paid English bank and public holidays and to 30 days paid holiday in each year (1 April to 31 March) or on a pro-rata basis as appropriate.

11.2     Any outstanding leave must be taken during the Executive’s notice period and no payment will be made for any unused annual leave as at the termination of the Employment (unless the CEO has not allowed outstanding holiday to be taken during the Executive’s notice period). If the Executive has taken more working days’ paid holiday than his accrued entitlement, the Company is permitted to deduct the appropriate amount from the Executive’s final salary instalment (which deduction shall be made on the basis that each day of paid holiday is equivalent to 1/260 of basic annual salary).

SICKNESS AND OTHER INCAPACITY

12.     Subject to the Executive’s compliance with the Company’s policy on notification and certification of periods of absence from work, the Executive will, if absent from work through sickness, injury or other incapacity, be entitled to receive sick pay of:

(a)	one-twelfth of basic annual salary for each month in the first six months; and

(b)	one twenty-fourth of basic annual salary for each month in the next six months in total in any period of two years. Such payment will be inclusive of any entitlement to statutory sick pay and any benefits payable under any Company permanent health insurance scheme. Thereafter any entitlement to sick pay will be subject to the terms of the Company’s permanent health insurance arrangements.

OTHER INTERESTS

13.1     The Executive will promote, and not do anything which is harmful or conflicts with, the interests and reputation of the Company or any Group Company.

13.2     During the Executive’s employment with the Company, the Executive will not without obtaining the written consent of the CEO of the Company:

(a)	work for any other person, business organisation or company; or

(b)	hold more than 3% of the issued share capital in any business or company that is or is likely to complete with the business of the Company.

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SHARE DEALING AND OTHER CODES OF CONDUCT

14.     The Executive will comply with all codes of conduct adopted from time to time by the Board and with all applicable rules and regulations of the UK Listing Authority and any other relevant regulatory bodies, including the Model Code on dealings in securities.

DISCIPLINARY AND GRIEVANCE PROCEDURE

15.      There is no formal disciplinary or grievance procedure which applies to the Executive. If the Executive has any grievance he may apply in writing to the CEO who personally will propose a solution or refer the matter to the Chairman.

SUSPENSION

16.1	The Company may:

16.1.1	suspend the Executive if it considers this appropriate for up to 3 months;

16.1.2	if notice to terminate the Executive’s employment has been given by either the Executive or the Company, require the Executive to:

	(i)	undertake different duties or cease performing all duties for up to six months of the notice period; and/or

	(ii)	cease attending any premises of the Company or any Group Company for up to six months of the notice period; and/or

	(iii)	resign with immediate effect from any offices the Executive holds in the Company or any Group Company (and any related trusteeships); and/or

	(iv)	refrain from any business contact with any customers, clients or employees of the Company or any Group Company for up to six months of the notice period; and/or

	(v)	take any holiday which has accrued under clause 11.

16.2      The provisions of clause 13 will remain in full force and effect during any period of suspension under clause 16. Any period of suspension under clause 16 will be on full basic salary and benefits. The duration of any period of suspension under clause 16.1.2 will count towards the period for which the restriction in clauses 2(i) – (iii) of the Schedule to this letter apply (as stated in clause 8 of the Schedule).

16.3      The Company may also suspend the Executive during any period in which the Company is conducting a disciplinary investigation into alleged acts or defaults by the Executive. The provisions of clause 13 will remain in full force and effect during any period of suspension under this clause 16.3. Such suspension will be on full basic salary and benefits (save that the Executive will not be entitled to earn or be paid any bonus during any period of suspension unless the allegations are unfounded).

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TERMINATION

17.1     The Company may terminate the Executive’s Employment at any time by giving to the Executive 12 months’ written notice. The Executive may terminate the Employment with the Company at any time by giving the Company 6 months’ written notice. This Agreement will terminate immediately without notice when the Executive reaches age 60.

17.2     Notwithstanding clause 17.1 the Company may terminate this contract without notice and without compensation if it has reason to believe that the Executive:

(a)	is guilty of any dishonesty or disreputable conduct which is likely substantially to affect the Company’s reputation; or

(b)	is guilty of any gross or serious misconduct or serious neglect of duty after receiving a warning; or

(c)	has committed a serious breach of any of the Company’s policies or procedures which have been notified to and which apply to the Executive.

Any delay by the Company in exercising its rights under this clause shall not constitute a waiver of those rights.

17.3     The Company may also terminate the Employment by giving 12 months’ notice to the Executive if the Executive is unable (whether due to illness or otherwise) properly and effectively to perform his duties under this Agreement for a period or periods totalling (in aggregate) 9 months in any consecutive period of 12 months, provided that the Company will not terminate the Employment if to do so would have the effect of causing the Executive to forfeit any entitlement to benefit under the Company’s permanent health insurance arrangements. In these circumstances, the Company may take such steps as it considers appropriate in relation to the Employment including, without limitation, discontinuing salary and all other rights and benefits provided under this Agreement (apart from permanent health benefits).

17.4     The Company may, in its sole discretion, also terminate the Executive’s employment by giving written notice to him that it is exercising its discretion under this clause 17.4 to terminate the Employment with effect from such date as is specified in the notice (the Termination Date). In such a case the Company shall be obliged to pay to the Executive a sum (the Payment in Lieu of Notice) equal to:

(a)	the basic annual salary which the Executive would have been entitled to receive under this Agreement during the notice period referred to in clause 17.1 if notice had been given on the Termination Date (or, if notice has already been given, during the remainder of the notice period);

(b)	the cost of contributions which would have been made by the Company towards the cost of retirement provision for the Executive during that period;

(c)	the value of any bonus payment which would have been made under clause 3. The payment made in respect of bonus under this clause 17.4 shall be not less

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than the amount which is equal to the bonus payment (if any) received by the Executive in respect of the bonus year preceding the Termination Date. Where the Payment in Lieu of Notice is in respect of a period which is less than one year, any payment in respect of bonus shall be pro-rated as applicable; and

(d)	the cost of the other contractual benefits which the Executive would have been entitled to receive during that period. Alternatively the Company may, if it so chooses, continue to provide those contractual benefits during that period.

17.5     The Payment in Lieu of Notice shall be subject to such deductions as the Company may be required to make and shall be in full and final settlement of all claims the Executive may have against the Company or any Group Company (whether known or unknown) arising out of or in connection with the termination of the Employment and the Executive’s directorship of the Company or any Group Company. The Payment in Lieu of Notice may, at the Company’s discretion, be paid as a lump sum (within 10 working days of the last day of the Employment) or in equal monthly instalments from the Termination Date until the date which is twelve months after the Termination Date (or if notice had already been served before the Termination Date, the remainder of the notice period) or if sooner, the date on which the Executive commences alternative employment. Any entitlement which the Executive has or may have under any share related incentive scheme shall be determined in accordance with the rules of such scheme. For the avoidance of doubt, (1) the Company is only to be taken as exercising the right given by this clause, and accordingly to be liable for the Payment in Lieu of Notice, if it gives the written notice referred to above explicitly invoking this clause; and (2) any delay or error in the Payment in Lieu of Notice shall not affect the lawfulness of a termination under this clause.

17.6     Upon termination of the Employment the Executive will at the Company’s request promptly resign in writing as a director of the Company and any Group Company and will promptly return to the Company any property of the Company and any Group Company. The Secretary of the Company is irrevocably authorised to sign letters of resignation on the Executive’s behalf if he fails to do so.

LIQUIDATED DAMAGES

18.1     If the Employment is terminated otherwise than in accordance with the terms of this Agreement (including, without limitation, if the Executive is constructively dismissed) the Company will pay to the Executive a liquidated sum calculated by reference to the Payment in Lieu of Notice set out in clause 17.4 (or clause 19.4 as appropriate) and paid subject to the terms of clause 17.5. The liquidated sum will be subject to such deductions as the Company may be required to make and will be in full and final settlement of any claims which the Executive has or may have against the company or any other Group Company arising out of or in connection with the Executive’s employment or its termination. In consideration for this payment the Executive agrees to remain bound by the post-termination restrictions in the Schedule to this Agreement.

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18.2     For the purpose of clause 18.1 constructive dismissal shall include (but not be limited to):

(i)	the Executive’s removal from the office of director of the Company (other than by retirement by rotation pursuant to the Articles of Association of the Company) or from the position of Chief Marketing and Data Officer of the Company during the Employment without his consent on grounds insufficient to justify such removal; or

(ii)	the alteration by the Company without the Executive’s consent of his duties and responsibilities so that the Executive’s overall status in the Company is materially reduced; or

(iii)	the relocation by the Company without the Executive’s consent of his normal place of work to a location which is more than 30 miles from 1, The Broadway, Hammersmith, London.

CHANGE OF CONTROL

19.1     For the purposes of this clause 19.1:

Control means the power of any person whether alone or together with any person acting in concert with him to control the composition of the board of directors of the Company or otherwise to secure whether by means of the holding of shares or the possession of voting power in relation to the Company or any other body corporate or by virtue of any powers conferred by the articles of association or any other document or agreement regulating the Company or any other body corporate that the affairs of the Company are conducted with the wishes of that person; and

Change of Control means: (i) the disposal of all or substantially all of the Company’s business; or (ii) the acquisition by any person whether alone or together with any person acting in concert with him of Control of the Company; but shall not mean an acquisition of Control of the Company by another company the shares of which, immediately following such an acquisition, are all held by the holders of the shares of the Company immediately prior to such an acquisition in materially the same proportion as they held shares in the Company immediately prior to such an acquisition.

19.2     If a Change of Control occurs the period of notice which the Company or the Executive is required to give to the other to terminate the employment in accordance with clause 17.1 will be unaffected and will remain as 12 months and 6 months respectively.

19.3     For the period of 12 months following a Change of Control clause 17.4 shall be replaced by clause 19.4 unless clause 17.4 has already been operated prior to the Change of Control.

19.4     The Company may, in its sole discretion, also terminate the Executive’s employment by giving written notice to the Executive that it is exercising its discretion under this clause 19.4 to terminate the Employment with effect from such

Pape 8

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date as is specified in the notice (the Termination Date). In such a case the Company shall be obliged within 10 working days after the Termination Date to pay to the Executive a sum (the Payment in Lieu of Notice) equal to:

(a)	the basic annual salary which the Executive would have been entitled to receive under the terms of this Agreement during the notice period referred to in clause 17.1 if notice had been given on the Termination Date (or, if notice has already been given, during the remainder of the notice period);

(b)	the cost of contributions which would have been made by the Company towards the cost of retirement provision for the Executive during that period. Alternatively, the Company may, if it so chooses, make the contributions directly to the Executive’s pension arrangements to provide the Executive with retirement benefits in respect of the unexpired portion of the Executive’s notice period (or part thereof);

(c)	the cost of the other contractual benefits which the Executive would have been entitled to receive during that period. Alternatively, the Company may, if it so chooses, continue to provide those contractual benefits during that period. Alternatively, the Company may, if it so chooses, continue to provide those contractual benefits during that period; and

(d)	the value of the Executive’s bonus (which shall be deemed to be the maximum achievable in respect of the financial year in which the Change of Control occurs). Where the Payment in Lieu of Notice is in respect of a period which is less than one year, any payment in respect of bonus shall be pro-rated as applicable based on the achievement of maximum bonus; and

(e)	the value of share scheme rights, computed in accordance with clause 19.5.

19.5     For the purposes of clause 19.4(e), the value of share scheme rights shall be determined as A minus B where:

A	is the aggregate value, on the date of the Change of Control, of the Executive’s outstanding share awards and share options, without regard to any performance condition to which the awards and options are or may be subject; and

B	is the aggregate value, on the date of the Change of Control, of those share awards and share options which were exercised or exercisable by the Executive between the date of the Change of Control and the Termination Date (as reduced by the operation of any applicable performance condition).

For the purposes of this clause 19.5, the Executive may be required to waive any share awards or share options which, in accordance with their terms, may vest or become exercisable after the Termination Date.

19.6     The Payment in Lieu of Notice shall be subject to such deductions as the Company may be required to make and shall be in full and final settlement of all claims the Executive may have against the Company or any Group Company (whether known or unknown) arising out of or in connection with the termination of

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the Employment and the Executive’s directorship of the Company or any Group Company.

19.7     For the avoidance of doubt, (1) the Company is only to be taken as exercising the right given by this clause, and accordingly to be liable for the Payment in Lieu of Notice, if it gives the written notice referred to above explicitly invoking this clause; and (2) any delay or error in the Payment in Lieu of Notice shall not affect the lawfulness of a termination under this clause.

MITIGATION

20.     For the purposes of paragraph 19 above, and not in any other circumstances, the payments set out (being payments made in accordance with this Agreement) will not be subject to mitigation, and will be paid irrespective of whether the Executive obtains alternative employment within the applicable notice period.

INTELLECTUAL PROPERTY

21.     It shall be part of the Executive’s normal duties (whether or not during normal working hours and whether or not at the Executive’s normal place of work) at all times to consider in what manner and by what new methods or devices the products, services, processes, equipment or systems of the Company with which he is concerned or for which he is responsible might be improved and to originate designs (whether registrable or not) or patentable work or other work in which copyright may subsist. Accordingly:

(a)	the Executive shall forthwith disclose full details of the same in confidence to the Company and shall regard himself in relation thereto as a trustee for the Company;

(b)	all intellectual property rights in such designs or work shall vest absolutely in the Company which shall be entitled, so far as the law permits, to the exclusive use thereof;

(c)	notwithstanding (b) above, the Executive shall at any time assign to the Company the copyright (by way of assignment of copyright) and other intellectual property rights, if any, in respect of all works written originated conceived or made by the Executive (except only those works written originated conceived or made by the Executive wholly outside his normal working hours hereunder and wholly unconnected with his service hereunder) during the continuance of the Employment; and

(d)	the Executive agrees and undertakes that at any time during or after the termination of the Employment he will at the Company’s expense execute such deeds or documents and do all such acts and things as the Company may deem necessary or desirable to substantiate its rights in respect of the matters referred to above including for the purpose of obtaining letters patent or other privileges in all such countries as the Company may require.

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RESTRICTIONS AND CONFIDENTIALITY

22.     The Executive will be bound by the provisions of the covenants set out in the Schedule to this Agreement.

CONTINUATION

23.     Paragraphs 17.6, 21 and 22 will continue in full force and effect after the termination of the Executive’s employment howsoever caused.

NOTICES

24.     Any notice or document may be served on the Executive personally or by posting it to his last known address or on the Company addressed to the Secretary at its registered office and if sent by first class post will be deemed to have been received with 24 hours of posting.

THE CONTRACT (RIGHTS OF THIRD PARTIES) ACT

25.     A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

VARIATION

26.     The Company may vary paragraphs 5, 6, 7, 8, 11 and 13 but only after the Company has first consulted with the Executive and the Executive agrees to such variation.

MISCELLANEOUS

27.1     A reference to something being determined, specified or required by the Company includes a determination, specification or requirement from time to time.

27.2     With effect from the Effective Date, this Agreement supersedes any previous agreement between the Company or any Group Company and the Executive, whether oral or in writing.

27.3     This Agreement is governed by and shall be construed in accordance with the laws of England. The parties to this Agreement submit to the non-exclusive jurisdiction of the English courts.

SIGNED as a DEED and DELIVERED by KENT THEXTON in the presence of:	) ) ) )

SIGNED for and on behalf of MM02 plc	) )

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THE SCHEDULE

1.	In this Schedule:

	(a)	effective date of termination has the meaning given to it by Section 97(1) of the Employment Rights Act 1996;

	(b)	in any capacity means on the Executive’s own behalf or jointly with or on behalf of any person, firm or company;

	(c)	Confidential Information means confidential information of any Group Company which would be of value to a competitor or could reasonably enable a competitor to obtain an unfair advantage in trading in competition with any Group Company. For the purposes of this Schedule it includes but is not limited to business and strategic plans, marketing, financial, sales and customer information;

	(d)	Business means the business of the provision of mobile telephony and Internet services (including but not limited to the provision of mobile data services).

2.	Since the Executive will obtain in the course of the Employment trade secrets and Confidential Information and personal knowledge of customers and employees of the Company and other Group Companies, the Executive agrees to be bound by the following covenants:

(i)	For 12 months immediately following the effective date of termination of the Employment (howsoever arising and whether or not lawful) the Executive will not in any capacity carry on, be engaged or employed or be concerned or interested in any business, or take steps to set up, promote or facilitate the establishment of any business which competes or is about to compete with the parts of the Business with which the Executive has been actively involved at any time during the period of 24 months prior to the effective date of termination of the Employment, within:

	(a)	the United Kingdom;

	(b)	Germany, Netherlands and Ireland; or

	(c)	any other country to which the Company expands its Business and in respect of which the Executive had personal and material dealings.

save that nothing in this paragraph 2(i) shall restrict or prevent the Executive from being engaged, employed, concerned or interested in any business (whether or not in competition with the, parts of the Business with which the Executive has been actively involved) at any time in the 24 months prior to the effective date of termination which has operations in the countries referred to in paragraphs (a) to (c) above provided that the Executive’s sole or main executive responsibilities relate to operations within North America or any part thereof.

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(ii)	For 12 months immediately following the effective date of termination of the Employment the Executive will not in any capacity for the purposes of any business which competes or is about to compete with the Business canvass, solicit, deal with or accept business or custom from any person, firm or company:

(a) that was a business customer of the Company or any Group Company at any time during the 12 months immediately preceding the effective date of termination of the Employment (the 12 month Period); and

(b) with whom or with which the Executive in the course of the Employment personally had material dealings during the 12 month Period.

(iii)	For 12 months immediately following the effective date of termination of the Employment the Executive will not seek to entice away or offer engagement or employment to any designated employee to work for any business which competes or is about to compete with the Business. A designated employee is (i) an employee who is employed wholly or mainly as a manager or in a position above management; or (ii) an employee of the Company or any Group Company who has knowledge of trade secrets or Confidential Information or knowledge of and connections with or influence over customers of the Company or any Group Company; and (in both cases) with whom the Executive had personal and material dealings during the 12 months immediately preceding the effective date of termination of the Employment.

(iv)	Any reference to “engagement or employment” in this clause means engagement or employment whether under a contract or otherwise and if under a contract includes a contract of employment, or a contract for services or any other form of contract and the terms “engage” and “employ” and their derivatives shall be construed in accordance with this definition.

3.	The Executive will, at the request and expense of the Company, enter into a separate agreement with any Group Company that the Company may reasonably require under the terms of which the Executive will agree to be bound by restrictions corresponding to those contained in clause 2(i)-(iii) inclusive (or such as may be appropriate in the circumstances).

4.	The Executive acknowledges that the restraints contained in this Schedule and each of them are necessary to protect the legitimate interests of the Company and the Group Companies, and that the same are no wider than reasonably necessary for that purpose, and are reasonable as between the parties to this Agreement.

5.	If any of the restrictions contained in this Schedule shall be adjudged to be void or ineffective or unenforceable for whatever reason but would be adjudged to be valid and effective if part of the wording were deleted or the periods reduced or the area reduced in scope, they shall apply with such modifications as may be necessary to make them valid and effective.

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6.	For the avoidance of doubt it is expressly agreed that each of the sub-clauses (i)-(iii) in Clause 2 is intended to contain separate and severable restraints and if any one or more of such sub-clauses are for any reason unenforceable in whole or in part, then the other sub-clauses shall nonetheless be and remain effective.

7.	The Executive agrees with the Company on its own behalf and on behalf of each Group Company that he will not (except as ordered by a court or regulatory body) communicate or divulge (or permit communication or divulgence) to any person or company or in any way use for his own purposes or for any purpose other than that of the Company or any Group Company, any trade secrets or Confidential Information of whatsoever nature acquired by the Executive during the Employment, whether relating to the business or affairs of any member of the Company or any Group Company or to persons with whom any member of the Company or any Group Company has dealings. This restriction shall apply both during the Employment with the Company and after its cessation but shall cease to apply to any information which is in or comes into the public domain otherwise than by reason of any default by the Executive.

8.	The period during which the restrictions referred to in clauses 2(i)-(iii) inclusive shall apply following the effective date of termination shall be reduced by the amount of time during which, if at all, the Company suspends the Executive under the provisions of clause 16.3.

9.	The Executive agrees that if, during either the Employment with the Company or the period of the restrictions set out in 2(i)-(iii) inclusive he receives an offer of employment or engagement, the Executive will provide a copy of this Schedule to the offeror as soon as is reasonably practicable after receiving the offer and if he accepts the offer he will inform the Company immediately.

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1 April 2003

MMO2 plc

DAVID McGLADE

SERVICE AGREEMENT

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THIS AGREEMENT is made on 1 April 2003

BETWEEN

(1)	MMO2 plc, a company which has its registered office at Wellington Street, Slough, Berkshire SLI 1YP (the Company); and

(2)	DAVID McGLADE of The Penthouse, Athena Court, 2 Finchley Road, London, NW8 6DP (the Executive)

IT IS AGREED as follows:

DEFINITIONS

1.     In this Agreement the following expressions shall have the following meanings:

Board means the board of directors of the Company or a duly constituted committee of the board of directors;

CEO means the Chief Executive Officer of the Company or his designated nominee;

Chairman means the Chairman of the Board;

Effective Date means subject to the approval of the Company’s Nomination Committee 1 April 2003;

Employment means the Executive’s employment in accordance with the terms and conditions of this Agreement;

Group Company means the Company, any holding company of the Company and any subsidiary of the Company or of any such holding company (with holding company and subsidiary having the meanings given to them by section 736 Companies Act 1985);

Recognised Investment Exchange has the meaning given to it by section 207 of the Financial Services Act 1986; and

Remuneration Committee means the Remuneration Committee of the Board.

JOB DESCRIPTION AND DUTIES

1.1    The Executive is employed by the Company as Chief Executive Officer, O2 UK and is appointed to the Board with effect from the Effective Date. The Executive’s period of continuous employment for statutory purposes began on 1 October 2000.

1.2    The Executive will be required to devote his full time and attention during normal working hours to the proper performance of his duties, together with such additional hours as may be reasonably required.

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1.3    The Executive shall comply with all directions and shall diligently perform all such duties and exercise all such powers as are lawfully and properly assigned to him from time to time by the Board. The Executive shall be a director of the Company and his duties as a director of the Company or any other Group Company will be subject to the Articles of Association of the relevant company for the time being.

1.4    The Executive will perform such duties for the Company at such locations in the United Kingdom or overseas as the CEO may specify. The Executive’s initial place of work will be 260 Bath Road, Slough but the Company reserves the right to ask the Executive to relocate to any location as may be reasonably necessary. In the event that the Executive’s normal place of work is relocated more than 30 miles from 260 Bath Road, Slough (so that it may be necessary for him to move house), the cost of the Executive’s relocation will be paid by the Company.

1.4    The Executive may be required to travel on the business of the Company and other Group Companies anywhere within the United Kingdom or overseas.

BASIC ANNUAL SALARY

2.1    The Executive’s basic annual salary is £360,000 (less such deductions as the Company is required to make), payable monthly in arrears. Basic salary will be inclusive of all fees and other remuneration to which the Executive may be or become entitled as an officer of the Company or of any other Group Company.

2.2    The Executive’s salary will be reviewed annually during the Employment, with the first such annual review to take place on 1 June 2004. The Company is under no obligation to increase the Executive’s salary following such a review but will not decrease it. Exceptionally, the Company shall review, and, if appropriate, increase, salary, bonus potential and all benefits on 1 October 2003, taking into account the cessation of expatriate benefits as detailed in clause 9 below and the remuneration of other UK based executives.

BONUS

3.    The Executive will be eligible to participate in the Company’s annual bonus scheme, the details of which will be determined by the Remuneration Committee. The bonus scheme will reward the Executive for his performance and the performance of the Company in the previous year as determined by the Remuneration Committee, by providing for an annual cash bonus of up to 120% of the Executive’s basic annual salary, with 80% of basic annual salary being paid for on target performance. Participation in the bonus scheme will continue where either party serves notice under clause 18.1 for any part of the notice period that elapses. Payment of any bonus amount earned and due to the Executive will be made after the conclusion of the bonus year on a date determined by the Remuneration Committee for all participants.

SHARE SCHEMES

4.1    At the next appropriate date, the Executive will be eligible for an award under the mmO2 Executive Share Portfolio. The next award of Shares for eligible

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executives will be June/July 2003. Any award will be subject to the rules of the mmO2 Executive Share Portfolio and to the approval of the Remuneration Committee.

PENSION AND LIFE ASSURANCE

5.1    The Company will pay to the Executive each year an amount equal to 20% of the Executive’s annual salary from time to time (“contributions made by the Company towards the cost of retirement provision”) to enable him to make choices regarding the cost of retirement provision.

5.2    The Company will during the Employment pay for the benefit of the Executive subscriptions to the Company’s life assurance arrangements to provide the Executive with cover of 4 x basic salary.

HEALTHCARE AND PERMANENT HEALTH INSURANCE

6.1    The Executive and his wife and any dependent children under the age of 18 (or 21 if still in full-time education) will be eligible for membership of the Company’s Healthcare Scheme or Schemes subject to the terms of the Scheme(s) as amended from time to time. If no relevant Company Scheme exists to cover treatment in the United States the Company will pay premiums for medical and dental insurance for treatment in the United States subject to the insurance premiums not being unusually high.

6.2    The Executive will be eligible to participate in the Company’s permanent health insurance scheme subject to the consent of the provider and the rules of the scheme.

6.3    The Company may at its expense require the Executive to be examined by a medical practitioner of the Company’s choice. The persons within the Company to whom a copy of any medical report may be made available shall be determined on a case by case basis. The Company shall procure that such persons will keep the contents of such report strictly confidential and will, at the Executive’s request, inform him of the identity of all persons within the Company to whom the report has been made available.

COMPANY CAR

7.    The Executive will be eligible for a company car or the cash in lieu alternative (Cash Alternative) of £15,000 (less appropriate deductions) in line with the Company’s policy. Neither the car nor the Cash Alternative will constitute pensionable earnings. Additionally, the Executive is eligible to receive a fuel card for all private and business fuel.

PROFESSIONAL SUBSCRIPTIONS

8.    The Executive will be reimbursed subscriptions to professional bodies where the CEO considers it to be in the Company’s interests.

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EXPATRIATE AND OTHER BENEFITS

9.1    The Company currently provides the Executive with additional benefits due to the Executive’s expatriate status. The terms of these benefits are set out in a letter to the Executive from the Company dated 26 March 2003 (the Side Letter). The Executive’s entitlement to the benefits set out in the Side Letter will cease on and with effect from 1 October 2003.

9.2    The Company will provide the Executive with ADSL/ISDN and a second fax line at the Executive’s home. In addition the Company will provide and meet the cost of home ADT security system and monitoring for the Executive. The Executive acknowledges that the latter is a taxable benefit.

TAX/FINANCIAL PLANNING

10.    The Company will meet the cost of personal tax and financial planning advice for the Executive up to a value of £5,000 excluding VAT per annum for each financial year, save that for the financial year 2003/2004 the Company will meet the cost of such advice up to a value of £6,000 excluding VAT.

EXPENSES

11.    The Company will reimburse authorised expenses properly incurred in the course of the Executive’s duties against receipts or other proof of expenditure.

HOLIDAY

12.1    The Executive is entitled to paid English bank and public holidays and to 30 days paid holiday in each year (1 April to 31 March) or on a pro-rata basis as appropriate. Holiday may not be carried over to a subsequent holiday year.

12.2    Any outstanding leave must be taken during the Executive’s notice period and no payment will be made for any unused annual leave as at the termination of the Employment (unless the CEO has not allowed outstanding holiday to be taken during the Executive’s notice period). If the Executive has taken more working days’ paid holiday than his accrued entitlement, the Company is permitted to deduct the appropriate amount from the Executive’s final salary instalment (which deduction shall be made on the basis that each day of paid holiday is equivalent to 1/260 of basic annual salary).

SICKNESS AND OTHER INCAPACITY

13.    Subject to the Executive’s compliance with the Company’s policy on notification and certification of periods of absence from work, the Executive will, if absent from work through sickness, injury or other incapacity, be entitled to receive sick pay of:

(a)	one-twelfth of basic annual salary for each month in the first six months; and

(b)	one twenty-fourth of basic annual salary for each month in the next six months

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in total in any period of two years. Such payment will be inclusive of any entitlement to statutory sick pay and any benefits payable under any Company permanent health insurance scheme. Thereafter any entitlement to sick pay will be subject to the terms of the Company’s permanent health insurance arrangements.

OTHER INTERESTS

14.1    The Executive will promote, and not do anything which is harmful or conflicts with, the interests and reputation of the Company or any Group Company.

14.2    During the Executive’s employment with the Company, the Executive will not without obtaining the written consent of the CEO of the Company:

(a)	work for any other person, business organisation or company; or

(b)	hold more than 3% of the issued share capital in any business or company that is or is likely to complete with the business of the Company.

SHARE DEALING AND OTHER CODES OF CONDUCT

15.    The Executive will comply with all codes of conduct adopted from time to time by the Board and with all applicable rules and regulations of the UK Listing Authority and any other relevant regulatory bodies, including the Model Code on dealings in securities.

DISCIPLINARY AND GRIEVANCE PROCEDURE

16.    There is no formal disciplinary or grievance procedure which applies to the Executive. If the Executive has any grievance he may apply in writing to the CEO who personally will propose a solution or refer the matter to the Chairman.

SUSPENSION

17.1	The Company may:

17.1.1	suspend the Executive if it considers this appropriate for up to 3 months;

17.1.2	if notice to terminate the Executive’s employment has been given by either the Executive or the Company, require the Executive to:

	(i)	undertake different duties or cease performing all duties for up to six months of the notice period; and/or

	(ii)	cease attending any premises of the Company or any Group Company for up to six months; and/or

	(iii)	resign with immediate effect from any offices the Executive holds in the Company or any Group Company (and any related trusteeships); and/or

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(iv)	refrain from any business contact with any customers, clients or employees of the Company or any Group Company for up to six months; and/or

(v)	take any holiday which has accrued under clause 12.

17.2    The provisions of clause 14 will remain in full force and effect during any period of suspension under sub-clauses 17.1.1 or 17.1.2(ii). Any period of suspension under such sub-clauses will be on full basic salary and benefits. The duration of any period of suspension under clause 17.1.2(ii) will count towards the period for which the restriction in clauses 2(i) – (iii) of the Schedule to this letter apply (as stated in clause 8 of the Schedule).

17.3    The Company may also suspend the Executive during any period in which the Company is conducting a disciplinary investigation into alleged acts or defaults by the Executive. The provisions of clause 14 will remain in full force and effect during any period of suspension under this clause 17.3. Such suspension will be on full basic salary and benefits (save that the Executive will not be entitled to earn or be paid any bonus during any period of suspension if the Company concludes that discipline is warranted).

TERMINATION

18.1    The Company may terminate the Executive’s Employment at any time by giving to the Executive 12 months’ written notice. The Executive may terminate the Employment with the Company at any time by giving the Company 6 months’ written notice. This Agreement will terminate immediately without notice when the Executive reaches age 60. For the avoidance of doubt, if the Executive serves notice at any time in the first six months following the Effective Date he will be required to work during his notice period.

18.2    Notwithsta

(a)	is guilty of any dishonesty or disreputable conduct which is likely substantially to affect the Company’s reputation; or

(b)	is guilty of any gross or serious misconduct or serious neglect of duty after receiving a warning; or

(c)	has committed a serious breach of any of the Company’s policies or procedures which have been notified to and which apply to the Executive.

nding clause 18.1 the Company may terminate this contract without notice and without compensation if it has reason to believe that the Executive:

Any delay by the Company in exercising its rights under this clause shall not constitute a waiver of those rights.

18.3    The Company may also terminate the Employment by giving 12 months’ notice to the Executive if the Executive is unable (whether due to illness or otherwise) properly and effectively to perform his duties under this Agreement for a period or periods totalling (in aggregate) 9 months in any consecutive period of 12 months,

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provided that the Company will not terminate the Employment if to do so would have the effect of causing the Executive to forfeit any entitlement to benefit under the Company’s permanent health insurance arrangements. In these circumstances, the Company may take such steps as it considers appropriate in relation to the Employment including, without limitation, discontinuing salary and all other rights and benefits provided under this Agreement (apart from permanent health insurance for the Executive).

18.4    The Company may, in its sole discretion, also terminate the Executive’s employment by giving written notice to him that it is exercising its discretion under this clause 18.4 to terminate the Employment with effect from such date as is specified in the notice (the Termination Date). In such a case the Company shall be obliged to pay to the Executive a sum (the Payment in Lieu of Notice) equal to:

(a)	the basic annual salary which the Executive would have been entitled to receive under this Agreement during the notice period referred to in clause 18.1 if notice had been given on the Termination Date (or, if notice has already been given, during the remainder of the notice period); and

(b)	the cost of contributions made by the Company towards the cost of retirement provision for the Executive during that period. Alternatively, the Company may, if it so chooses, make the contributions directly to the Executive’s pension arrangements to provide him with retirement benefits in respect of the unexpired portion of the notice period (or part thereof);

(c)	the value of any bonus payment which would have been made under clause 3. The payment made in respect of bonus under this clause 18.4 shall be not less than the amount which is equal to the bonus payment (if any) received by the Executive in respect of the bonus year preceding the Termination Date. Where the Payment in Lieu of Notice is in respect of a period which is less than one year, any payment in respect of bonus shall be pro-rated as applicable; and

(d)	the cost of the other contractual benefits which the Executive would have been entitled to receive during that period. Alternatively the Company may, if it so chooses, continue to provide those contractual benefits during that period. At the Executive’s request, the Company will continue to pay insurance premiums for medical and dental treatment in the United States during that period regardless of its treatment of other contractual benefits under this subclause.

18.5    The Payment in Lieu of Notice shall be subject to such deductions as the Company may be required to make and shall be in full and final settlement of all claims the Executive may have against the Company or any Group Company (whether known or unknown) arising out of or in connection with the termination of the Employment and the Executive’s directorship of the Company or any Group Company. The Payment in Lieu of Notice may, at the Company’s discretion, be paid as a lump sum (within 10 working days of the last day of the Employment) or in equal monthly instalments from the Termination Date until the date which is twelve months after the Termination Date (or if notice had already been served before the

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Termination Date, the remainder of the notice period) or if sooner, the date on which the Executive commences alternative employment. Any entitlement which the Executive has or may have under any share related incentive scheme shall be determined in accordance with the rules of such scheme. For the avoidance of doubt, (1) the Company is only to be taken as exercising the right given by this clause, and accordingly to be liable for the Payment in Lieu of Notice, if it gives the written notice referred to above explicitly invoking this clause; (2) any delay or error in the Payment in Lieu of Notice shall not affect the lawfulness of a termination under this clause; and (3) any Payment in Lieu of Notice shall be without prejudice to the Executive’s rights in respect of any accrued but unpaid bonus for the bonus year prior to the bonus year in which the Termination Date falls.

18.6    Upon termination of the Employment the Executive will at the Company’s request promptly resign in writing as a director of the Company and any Group Company and will promptly return to the Company any property of the Company and any Group Company. The Secretary of the Company is irrevocably authorised to sign letters of resignation on the Executive’s behalf if he fails to do so.

LIQUIDATED DAMAGES

19.1    If the Employment is terminated otherwise than in accordance with the terms of this Agreement (including, without limitation, if the Executive is constructively dismissed) the Company will pay to the Executive aa liquidated sum calculated by reference to the Payment in Lieu of Notice set out in clause 18.4 (or clause 20.4 as appropriate) and paid subject to the terms of clause 18.5. The liquidated sum will be subject to such deductions as the Company may be required to make and will be in full and final settlement of any claims which the Executive has or may have against the company or any other Group Company arising out of or in connection with the Executive’s employment or its termination. In consideration for this payment the Executive agrees to remain bound by the post-termination restrictions in the Schedule to this Agreement.

19.2    For the purpose of clause 19.1 constructive dismissal shall include (but not be limited to):

(i)	the Executive’s removal from the office of director of the Company (other than by retirement by rotation pursuant to the Articles of Association of the Company) or from the position of Chief Executive Officer, O2 UK of the Company during the Employment without his consent on grounds insufficient to justify such removal; or

(ii)	the alteration by the Company without the Executive’s consent of his duties and responsibilities so that the Executive’s overall status in the Company is materially reduced; or

(iii)	the relocation by the Company without the Executive’s consent of his normal place of work to a location which is more than 30 miles from 260 Bath Road, Slough.

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CHANGE OF CONTROL

20.1    For the purposes of this clause 20.1:

Control means the power of any person whether alone or together with any person acting in concert with him to control the composition of the board of directors of the Company or otherwise to secure whether by means of the holding of shares or the possession of voting power in relation to the Company or any other body corporate or by virtue of any powers conferred by the articles of association or any other document or agreement regulating the Company or any other body corporate that the affairs of the Company are conducted with the wishes of that person; and

Change of Control means: (i) the disposal of all or substantially all of the Company; or (ii) the acquisition by any person whether alone or together with any person acting in concert with him of Control of the Company; but shall not mean an acquisition of Control of the Company by another company the shares of which, immediately following such an acquisition, are all held by the holders of the shares of the Company immediately prior to such an acquisition in materially the same proportion as they held shares in the Company immediately prior to such an acquisition.

20.2    If a Change of Control occurs the period of notice which the Company or the Executive is required to give to the other to terminate the employment in accordance with clause 18.1 will be unaffected and will remain as 12 months and 6 months respectively.

20.3    For the period of 12 months following a Change of Control clause 18.4 shall be replaced by clause 20.4 unless clause 18.4 has already been operated prior to the Change of Control.

20.4    The Company may, in its sole discretion, also terminate the Executive’s employment by giving written notice to the Executive that it is exercising its discretion under this clause 20.4 to terminate the Employment with effect from such date as is specified in the notice (the Termination Date). In such a case the Company shall be obliged within 10 working days after the Termination Date to pay to the Executive a sum (the Payment in Lieu of Notice) equal to:

(a)	the basic annual salary which the Executive would have been entitled to receive under the terms of this Agreement during the notice period referred to in clause 18.1 if notice had been given on the Termination Date (or, if notice has already been given, during the remainder of the notice period);

(b)	the cost of contributions made by the Company towards the cost of retirement provision for the Executive during that period. Alternatively, the Company may, if it so chooses, make the contributions directly to the Executive’s pension arrangements to provide the Executive with retirement benefits in respect of the unexpired portion of the Executive’s notice period (or part thereof);

(c)	the cost of the other contractual benefits which the Executive would have been entitled to receive during that period. Alternatively, the Company may, if it so

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chooses, continue to provide those contractual benefits during that period. At the Executive’s request the Company will continue to pay insurance premiums for medical and dental treatment in the United States during that period, regardless of its treatment of other contractual benefits under this sub-clause; and

(d)	the value of the Executive’s bonus (which shall be deemed to be the maximum achievable in respect of the financial year in which the Change of Control occurs). Where the Payment in Lieu of Notice is in respect of a period which is less than one year, any payment in respect of bonus shall be pro-rated as applicable based on the achievement of maximum bonus; and

(e)	the value of share scheme rights, computed in accordance with clause 20.5.

20.5    For the purposes of clause 20.4(e), the value of share scheme rights shall be determined as A minus B where:

A	is the aggregate value, on the date of the Change of Control, of the Executive’s outstanding share awards and share options, without regard to any performance condition to which the awards and options are or may be subject; and

B	is the aggregate value, on the date of the Change of Control, of those share awards and share options which were exercised or exercisable by the Executive between the date of the Change of Control and the Termination Date (as reduced by the operation of any applicable performance condition).

For the purposes of this clause 20.5, the Executive may be required to waive any share awards or share options which, in accordance with their terms, may vest or become exercisable after the Termination Date.

20.6    The Payment in Lieu of Notice shall be subject to such deductions as the Company may be required to make and shall be in full and final settlement of all claims the Executive may have against the Company or any Group Company (whether known or unknown) arising out of or in connection with the termination of the Employment and the Executive’s directorship of the Company or any Group Company.

20.7    For the avoidance of doubt, (1) the Company is only to be taken as exercising the right given by this clause, and accordingly to be liable for the Payment in Lieu of Notice, if it gives the written notice referred to above explicitly invoking this clause; and (2) any delay or error in the Payment in Lieu of Notice shall not affect the lawfulness of a termination under this clause; and (3) any Payment in Lieu of Notice shall be without prejudice to the Executive’s rights in respect of any accrued but unpaid bonus for the bonus year prior to the bonus year in which the Termination Date falls.

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MITIGATION

21.    For the purposes of paragraph 20 above, and not in any other circumstances, the payments set out (being payments made in accordance with this Agreement) will not be subject to mitigation, and will be paid irrespective of whether the Executive obtains alternative employment within the applicable notice period.

INTELLECTUAL PROPERTY

22.    It shall be part of the Executive’s normal duties (whether or not during normal working hours and whether or not at the Executive’s normal place of work) at all times to consider in what manner and by what new methods or devices the products, services, processes, equipment or systems of the Company with which he is concerned or for which he is responsible might be improved and to originate designs (whether registrable or not) or patentable work or other work in which copyright may subsist. Accordingly:

(a)	the Executive shall forthwith disclose full details of the same in confidence to the Company and shall regard himself in relation thereto as a trustee for the Company;

(b)	all intellectual property rights in such designs or work shall vest absolutely in the Company which shall be entitled, so far as the law permits, to the exclusive use thereof;

(c)	notwithstanding (b) above, the Executive shall at any time assign to the Company the copyright (by way of assignment of copyright) and other intellectual property rights, if any, in respect of all works written originated conceived or made by the Executive (except only those works written originated conceived or made by the Executive wholly outside his normal working hours hereunder and wholly unconnected with his service hereunder) during the continuance of the Employment; and

(d)	the Executive agrees and undertakes that at any time during or after the termination of the Employment he will execute such deeds or documents and do all such acts and things as the Company may deem necessary or desirable to substantiate its rights in respect of the matters referred to above including for the purpose of obtaining letters patent or other privileges in all such countries as the Company may require.

RESTRICTIONS AND CONFIDENTIALITY

23.    The Executive will be bound by the provisions of the covenants set out in the Schedule to this Agreement.

CONTINUATION

24.    Paragraphs 18.6, 22 and 23 will continue in full force and effect after the termination of the Executive’s employment howsoever caused.

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NOTICES

25.    Any notice or document may be served on the Executive personally or by posting it to his last known address or on the Company addressed to the Secretary at its registered office and if sent by first class post will be deemed to have been received with 24 hours of posting, save for any notice of termination to the Executive for which actual notice is required.

THE CONTRACT (RIGHTS OF THIRD PARTIES) ACT

26.    A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

VARIATION

27.    The Company may vary paragraphs 5, 6, 7, 8, 12 and 14 but only after the Company has first consulted with the Executive and the Executive agrees to such variation.

MISCELLANEOUS

28.1    A reference to something being determined, specified or required by the Company includes a determination, specification or requirement from time to time.

28.2    With effect from the Effective Date, this Agreement supersedes any previous agreement between the Company or any Group Company and the Executive, whether oral or in writing with the exception of the letter referred to in clause 9.1 above, the terms of which shall cease to apply from 1 October 2003.

28.3     This Agreement is governed by and shall be construed in accordance with the laws of England. The parties to this Agreement submit to the non-exclusive jurisdiction of the English courts.

SIGNED as a DEED and DELIVERED by DAVID McGLADE in the presence of:	) ) ) )

SIGNED for and on behalf of MMO2 plc	) )

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THE SCHEDULE

1.	In this Schedule:

	(a)	effective date of termination has the meaning given to it by Section 97(1) of the Employment Rights Act 1996;

	(b)	in any capacity means on the Executive’s own behalf or jointly with or on behalf of any person, firm or company;

	(c)	Confidential Information means confidential information of any Group Company which would be of value to a competitor or could reasonably enable a competitor to obtain an unfair advantage in trading in competition with any Group Company. For the purposes of this Schedule it includes but is not limited to business and strategic plans, marketing, financial, sales and customer information;

	(d)	Business means the business of the provision of mobile telephony and Internet services (including but not limited to the provision of mobile data services).

2.	Since the Executive will obtain in the course of the Employment trade secrets and Confidential Information and personal knowledge of customers and employees of the Company and other Group Companies, the Executive agrees to be bound by the following covenants:

(i)	For 12 months immediately following the effective date of termination of the Employment (howsoever arising and whether or not lawful) the Executive will not in any capacity carry on, be engaged or employed or be concerned or interested in any business, or take steps to set up, promote or facilitate the establishment of any business which competes or is about to compete with the parts of the Business with which the Executive has been actively involved at any time during the period of 24 months prior to the effective date of termination of the Employment, within:

	(a)	the United Kingdom;

	(b)	Germany, Netherlands, Ireland; or

	(C)	any other country to which the Company expands its Business and in respect of which the Executive had personal and material dealings.

(ii)	For 12 months immediately following the effective date of termination of the Employment the Executive will not in any capacity for the purposes of any business which competes or is about to compete with the Business canvass, solicit, deal with or accept business or custom from any person, firm or company:

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(a) that was a business customer of the Company or any Group Company at any time during the 12 months immediately preceding the effective date of termination of the Employment (the 12 month Period); and

(b) with whom or with which the Executive in the course of the Employment personally had material dealings during the 12 month Period.

(iii)	For 12 months immediately following the effective date of termination of the Employment the Executive will not seek to entice away or offer engagement or employment to any designated employee to work for any business which competes or is about to compete with the Business. A designated employee is (i) an employee who is employed wholly or mainly as a manager or in a position above management; or (ii) an employee of the Company or any Group Company who has knowledge of trade secrets or Confidential Information or knowledge of and connections with or influence over customers of the Company or any Group Company; and (in both cases) with whom the Executive had personal and material dealings during the 12 months immediately preceding the effective date of termination of the Employment.

(iv)	Any reference to “engagement or employment” in this clause means engagement or employment whether under a contract or otherwise and if under a contract includes a contract of employment, or a contract for services or any other form of contract and the terms “engage” and “employ” and their derivatives shall be construed in accordance with this definition.

3.	The Executive will, at the request and expense of the Company, enter into a separate agreement with any Group Company that the Company may reasonably require under the terms of which the Executive will agree to be bound by restrictions corresponding to those contained in clause 2(i)-(iii) inclusive (or such as may be appropriate in the circumstances).

4.	The Executive acknowledges that the restraints contained in this Schedule and each of them are necessary to protect the legitimate interests of the Company and the Group Companies, and that the same are no wider than reasonably necessary for that purpose, and are reasonable as between the parties to this Agreement.

5.	If any of the restrictions contained in this Schedule shall be adjudged to be void or ineffective or unenforceable for whatever reason but would be adjudged to be valid and effective if part of the wording were deleted or the periods reduced or the area reduced in scope, they shall apply with such modifications as may be necessary to make them valid and effective.

6.	For the avoidance of doubt it is expressly agreed that each of the sub-clauses (i)-(iii) in Clause 2 is intended to contain separate and severable restraints and if any one or more of such sub-clauses are for any reason unenforceable in whole or in part, then the other sub-clauses shall nonetheless be and remain effective.

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7.	The Executive agrees with the Company on its own behalf and on behalf of each Group Company that he will not (except as ordered by a court or regulatory body) communicate or divulge (or permit communication or divulgence) to any person or company or in any way use for his own purposes or for any purpose other than that of the Company or any Group Company, any trade secrets or Confidential Information of whatsoever nature acquired by the Executive during the Employment, whether relating to the business or affairs of any member of the Company or any Group Company or to persons with whom any member of the Company or any Group Company has dealings. This restriction shall apply both during the Employment with the Company and after its cessation but shall cease to apply to any information which is in or comes into the public domain otherwise than by reason of any default by the Executive.

8.	The period during which the restrictions referred to in clauses 2(i)-(iii) inclusive shall apply following the effective date of termination shall be reduced by the amount of time during which, if at all, the Company suspends the Executive under the provisions of clause 17.3.

9.	The Executive agrees that if, during either the Employment with the Company or the period of the restrictions set out in 2(i)-(iii) inclusive he receives an offer of employment or engagement, the Executive will provide a copy of this Schedule to the offeror as soon as is reasonably practicable after receiving the offer and if he accepts the offer he will inform the Company immediately.

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1 April 2003

O2 (Germany) Management GmbH

RUDOLF GRÖGER

SERVICE	GESCHÄFTSFÜHRER-
AGREEMENT	DIENSTVERTRAG

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THIS AGREEMENT is made on 31 March 2003		DIESER VERTRAG ist am 3l. März 2003 geschlossen

BETWEEN		ZWISCHEN

(1)	O2 (Germany) Management GmbH, Georg-Brauchle-Ring 23 25, 80992 Munich (the Company); and	(1)	O2 (Germany) Management GmbH, Georg-Brauchle-Ring 23 25, 80992 München (die Gesellschaft); und

(2)	Rudolf Gröger, Fasanenstrasse 42a, 85591 Vaterstetten (the Executive)	(2)	Rudolf Gröger, Fasanenstraße 42a, 85591 Vaterstetten (der Geschäftsführer)

IT IS AGREED as follows:		Es wird Folgendes VEREINBART:

Effective Date and Job Description		Zeitpunkt des Inkrafttretens and Tätigkeitsbeschreibung

1.1	The Executive is employed by the Company as CEO (Vorsitzender der Geschäftsführung) of O2 (Germany) Management GmbH under the terms and conditions of the present Managing Director’s employment agreement. He has been appointed as Managing Director of the Company (Geschäftsführer) duly registered in the commercial register with the power of sole representation (Einzelvertretungs-befugnis). The Executive shall report to the CEO of mmO2 plc or any person the shareholders of the Company may designate.	1.1
Der Geschäftsführer wird von der Gesellschaft als CEO (Vorsitzender der Geschäftsführung) der O2 (Germany) Management GmbH gemäß den Regelungen des vorliegenden Geschäftsführerdienstvertrags beschäftigt. Er ist zum Geschäftsführer der Gesellschaft ernannt worden und mit Einzelvertretungsbefugnis ordnungsgemäß in das Handelsregister eingetragen worden. Der Geschäftsführer berichtet an den CEO der mmO2 plc oder jede andere Person, die die Gesellschafter der Gesellschaft bestimmen.

1.2	This Agreement shall have effect from 1 November 2002 (the Effective Date).	1.2	Dieser Vertrag tritt mit Wirkung zum 1. November 2002 (dem Zeitpunkt des Inkrafttretens) in Kraft.

1.3	Under an employment agreement dated 1/2 September 2001 between the Executive and VIAG Interkom Management GmbH (now: O2 (Germany) Management GmbH) the Executive worked for the Company since 1 October	1.3	Gemäß einem Dienstvertrag vom 1./2. September 2001 zwischen dem Geschäftsführer und der VIAG Interkom Management

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2001. Therefore, for the purpose of the calculation of the Executive’s length of service, 1 October 2001 shall be the relevant date of commencement of employment (e.g. determination of seniority under the pension agreement) and 1 October 2001 shall be taken into account when computing any term related to the seniority of the Executive.

GmbH (jetzt: O2 (Germany) Management GmbH) war der Geschäftsführer für die Gesellschaft seit dem 1. Oktober 2001 tätig. Deshalb ist für den Zweck der Berechnung der Betriebszugehörigkeit der 1. Oktober 2001 der maßgebliche Zeitpunkt des Beginns der Anstellung (beispielsweise zur Bestimmung der Betriebszugehörigkeit gemäß der Ruhegeldzusage) und ist der 1. Oktober 2001 maßgeblich für die Berechnung jedes Zeitraums, der mit der Betriebszugehörigkeit des Geschäftsführers in Zusammenhang steht.

Duties		Aufgaben

2.1	During the Employment, the Executive will diligently perform such duties for the Company at such locations in Germany or abroad as the Shareholders of the Company may specify. The Executive will comply with all directions lawfully and properly given to him by the Shareholders. The Executive will be required to devote his full time and attention during normal working hours to his duties.	2.1	Während der Anstellung wird der Geschäftsführer diejenigen Aufgaben für die Gesellschaft an denjenigen Orten in Deutschland oder außerhalb Deutschlands wahrnehmen, die die Gesellschafter der Gesellschaft spezifizieren. Der Geschäftsführer wird alle rechtmäßig und ordnungsgemäß erteilten Weisungen der Gesellschafter befolgen. Der Geschäftsführer wird während der üblichen Arbeitszeiten seine gesamte Zeit und Aufmerksamkeit seinen Aufgaben widmen.

2.2	The Executive’s working hours will be those that are reasonably required for the proper performance of his duties.	2.2	Die Arbeitszeit des Geschäftsführers bemisst sich danach, was für die ordnungsgemäße Erfüllung seiner Aufgaben üblicherweise erforderlich ist.

2.3	The Executive may be required to travel on the business of the Company or any other Group Company anywhere within Germany or abroad.	2.3	Es kann von dem Geschäftsführer verlangt werden, in geschäftlichen Angelegenheiten der Gesellschaft oder anderer

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Gruppenunternehmen innerhalb oder außerhalb Deutschlands zu reisen.

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Basic Annual Salary			Jährliches Grundgehalt

3.1	The Executive’s gross basic annual salary for the period from the Effective Date to 31 March 2003 is €485,300.00. If the Appointment (as defined in Art. 3.2) takes effect on 1 April 2003, the Executive’s gross basic annual salary with effect from that date shall be €412,500.00 (such reduction being made by reason of the salary payable under the mmO2 Appointment Letter referred to in Art. 3.2). This basic annual salary (the Basic Salary) shall be paid less such deductions as the Company is required to make under law and shall be payable in twelve equal monthly instalments monthly in arrears. The Basic Salary will be reviewed annually during the employment, with the first review to take place in June 2004. However, no salary review will be undertaken after notice has been given by either party to terminate the Employment. The Company is under no obligation to increase the Executive’s salary following a salary review, but will not decrease it.	3.1	Das Jährliche Grundgehalt des Geschäftsführers beträgt vom Zeitpunkt des Inkrafttretens bis zum 31. März 2003 € 485.300,00. Wenn die Ernennung (im Sinne von Art. 3.2) zum 1. April 2003 wirksam wird, beträgt das jährliche Grundgehalt ab diesem Zeitpunkt € 412.500,00 (die Verringerung erfolgt aufgrund der nach der mmO2 Ernennungsvereinbarung gemäß Art. 3.2 zu zahlenden Vergütung). Dieses jährliche Grundgehalt (das Grundgehalt) ist, abzüglich solcher Abzüge, welche die Gesellschaft von Gesetzes wegen vornehmen muss, zahlbar in zwölf gleichen Raten am Ende eines jeden Monats. Das Grundgehalt wird während der Anstellung jährlich überprüft, die erste Überprüfüng erfolgt im Juni 2004. Es wird jedoch keine Gehaltsüberprüfung vorgenommen, nachdem eine Partei den Anstellungsvertrag gekündigt hat. Die Gesellschaft ist nicht verpflichtet, das Gehalt des Geschäftsführers infolge einer Gehaltsüberprüfung zu erhöhen, sie wird es jedoch nicht vermindern.

3.2	mmO2 plc, the ultimate parent company of the Company, is considering the appointment of the Executive as a member of the board of directors of mmO2 plc (the Appointment). The parties are in agreement that mmO2 plc is under no obligation to appoint the Executive as a member of the board. The terms and conditions of the possible Appointment would be stipulated in an appointment letter between mmO2 plc and the Executive (the mmO2	3.2	mmO2 plc, die Obergesellschaft der Gesellschaft, erwägt die Ernennung des Geschäftsführers zum Mitglied des Board of Directors der mmO2 plc (die Ernennung). Die Parteien sind sich darüber einig, dass mmO2 plc nicht verpflichtet ist, den Geschäftsführer zum Mitglied des Boards zu emennen. Die einzelnen Bedingungen der möglichen Ernennung würden in

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Appointment Letter).			einer Ernennungsvereinbarung zwischen mmO2 plc und dem Geschäftsfiihrer (die mmO2 Ernennungsvereinbarung) geregelt.

(1)	If the Executive’s possible Appointment takes effect and subsequently terminates, the Executive’s gross Basic Salary shall be increased by the amount which corresponds to the gross annual salary as defined in the mmO2 Appointment Letter; such increase shall take effect on the expiration of the Appointment and shall amount to the greater of €137,500.00 or the actual gross annual salary as defined in the mmO2 Appointment Letter.	(1)	Wenn die mögliche Ernennung des Geschäftsführers erfolgt and später endet, wird das Grundgehalt des Geschäftsführers um den Betrag erhöht, der dem Jahresbruttogehalt, wie es in der mmO2 Ernennungsvereinbarung definiert ist, entspricht; eine solche Erhöhung wird mit dem Ablauf der Ernennung wirksam und beläuft sich entweder auf € 137.500,00 oder auf das tatsächliche in der mmO2 Ernennungsvereinbarung definierte Jahresbruttogehalt, je nachdem, welcher Betrag höher ist.

(2)	If the Executive’s possible Appointment takes effect but his gross annual salary as defined in the mmO2 Appointment Letter is less than €137,500.00, the Executive’s gross Basic Salary shall be increased by the amount which corresponds to the difference between the gross annual salary as defined in the mmO2 Appointment Letter and €137,500.00, effective 1 April 2003.	(2)	Wenn die mögliche Ernennung des Geschäftsführers in Kraft tritt, aber sein in der mmO2 Ernennungsvereinbarung definiertes Jahresbruttogehalt weniger als € 137.500,00 beträgt, wird das Grundgehalt (brutto) mit Wirkung zum 1. April 2003 um den Betrag erhöht, welcher der Differenz zwischen dem in der mmO2 Ernennungsvereinbarung definierten Bruttojahresgehalt und € 137.500,00 entspricht.

The parties are in agreement that neither the failure of the Appointment to occur nor any revocation or termination of the Appointment shall be regarded as a breach of the present agreement. If the Appointment does not take effect on 1 April 2003, the Basic

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	Salary with effect from that date shall be €550,000.00. If the Appointment takes effect later than I April 2003, a reduction to this level of Basic Salary shall be made with effect from the date of commencement of the Appointment to reflect the salary payable under the mmO2 Appointment Letter with effect from that date.		Die Parteien sind sick darüber einig, dass weder das Unterbleiben der Ernennung, nosh ein Widerruf oder eine sonstige Beendigung der Ernennung eine Verletzung des vorliegenden Vertrags darstellen. Erfolgt die Ernennung nicht mit Wirkung zum 1. April 2003, beträgt das Grundgehalt ab diesem Zeitpunkt € 550.000,00. Erfolgt die Ernennung mit Wirkung zu einem späteren Zeitpunkt als dem 1. April 2003, erfolgt eine Verringerung dieser Höhe des Grundgehalts mit Wirkung von dem Tag des Beginns der Ernennung um denjenigen Betrag, welcher dem Gehalt entspricht, das nach der mmO2 Ernennungsvereinbarung ab diesem Tag gezahlt wird.

Bonus		Bonus

4.1	Until 31 March 2003 the Executive shall receive a bonus in accordance with Art. 4 of the Managing Director’s employment agreement concluded on 1/2 September 2001 between the Executive and VIAG Interkom Management GmbH (now: O2 (Germany) Management GmbH).	4.1	Bis zum 31. März 2003 erhält der Geschäftsführer einen Bonus gemäß Art. 4 des Geschäftsführerdienstvertrags vom 1./2. September 2001 zwischen dem Geschäftsführer und der VIAG Interkom Management GmbH (jetzt: O2 (Germany) Management GmbH).

4.2	From 1 April 2003 (the beginning of mmO2 plc fiscal year) the Executive will be eligible to participate in a discretionary annual bonus scheme the details of which will be determined from year to year by the Remuneration Committee of mmO2 plc. Under such scheme, the Executive shall be entitled, in addition to the Basic Salary, to receive 80% of the Basic Salary at target performance, 40% at threshold performance and	4.2	Ab dem 1. April 2003 (dem Beginn des Geschäftsjahres der mmO2 plc) ist der Geschäftsführer berechtigt, an einem dem Ermessen überlassenen jährlichen Bonusprogramm teilzunehmen, dessen Details jährlich von dem Remuneration Committee der mmO2 plc festgelegt werden. Nach diesem Programm ist der Geschäftsführer berechtigt, zusätzlich zu seinem Grundgehalt 80 % des Grundgehalts bei

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	120% at maximum performance. The annual bonus shall be based on the performance of O2 Germany at 70% and onmmO2 plc’s performance at 30%. In the context of this Art. 4, the “Basic Salary” shall include any increases of the Basic Salary according to 3.2.		Zielerreichung (target performance), 40 % bei Schwellenerreichung (threshold performance) und 120 % bei maximaler Zielerreichung (maximum performance) zu erhalten. Der Jahresbonus bemisst sich zu 70 % nach den Ergebnissen von O2 Deutschland und zu 30 % nach den Ergebnissen der mmO2 plc. Im Rahmen des vorliegenden Art. 4 beinhaltet das “Grundgehalt” jede Erhöhung des Grundgehalts gemäß Art. 3.2.

Share Schemes		Beteiligungsprogramme

5.	It is the Company’s intention to make annual grants of share awards and it is currently expected that these awards will be granted under the Share Option element of the mmO2 Executive Share Portfolio. The level of awards will be decided by mmO2’s Remuneration Committee but for the 2003 fiscal year mmO2’s Remuneration Committee has approved an award of options over mmO2 shares with an aggregate exercise price equivalent to 1 x Basic Salary subject to satisfaction of performance targets determined by mmO2’s Remuneration Committee and in accordance with the rules of the scheme. “Basic Salary” shall be determined in the same manner as set out in Art. 4.2.	5.	Die Gesellschaft beabsichtigt jährlich Beteiligungsprämien zu gewähren und es wird gegenwärtig erwartet, dass diese gemäß dem Aktienoptions-Bestandteil des mmO2 Executive Share Portfolio gewährt werden. Die Höhe der Zuteilungen wird von dem Remuneration Committee von mmO2 entschieden, jedoch ist für das Geschäftsjahr 2003 eine Zuteilung von Optionen über mmO2-Aktien genehmigt worden, welche einen Gesamtausübungspreis haben, welcher 1 x dem Grundgehalt entspricht, abhängig von der Erfüllung von Leistungszielen, welche von dem Remuneration Committee von mmO2 in Übereinstimmung mit den Regelungen des Beteiligungsprogramms festgelegt werden. “Grundgehalt” wird dabei in gleicher Weise berechnet, wie in Art. 4.2 beschrieben.

Pension and Life Assurance		Ruhegeld and Lebensversicherung

6.1	The Executive shall receive a	6.1	Der Geschäftsführer erhält ein

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	pension as stipulated in the pension agreement between the Company (former: VIAG Interkom Management GmbH, now: O2 (Germany) Management GmbH) and the Executive dated 2 September 2001 (the Pension Agreement). With regard to clause 6 of the Pension Agreement, the interpretation according to Annex 1 to this Agreement shall apply. Effective 1 November 2002, the pensionable salary shall be €485,300.00, effective 1 April 2003, the pensionable salary shall be €550,000.00 (the Relevant Remuneration). The Relevant Remuneration shall increase automatically in case of an increase of the Basic Salary. For the avoidance of doubt, bonus payments, company car and any other benefits under this Agreement will not constitute parts of the Relevant Remuneration.		Ruhegeld gemäß der Ruhegeldvereinbarung zwischen der Gesellschaft (vormals: VIAG Interkom Management GmbH, jetzt: O2 (Germany) Management GmbH) und dem Geschäftsführer vom 2. September 2001 (die Ruhegeldvereinbarung). Im Hinblick auf Ziffer 6 der Ruhegeldvereinbarung findet die Auslegung gemäß Annex 1 zu diesem Vertrag Anwendung. Mit Wirkung vom 1. November 2002 beträgt das ruhegeldfähige Einkommen €485.300,00, mit Wirkung zum 1. April 2003 beträgt das ruhegeldfähige Einkommen €550.000,00 (das Maßgebliche Einkommen). Das Maßgebliche Einkommen erhöht sich automatisch im Falle einer Anhebung des Grundgehalts. Es wird klargestellt, dass Bonuszahlungen, Dienstwagennutzung and sonstige Vergünstigungen nach diesem Vertrag kein Bestandteil des Maßgeblichen Einkommens darstellen.

6.2	Life insurance, for the benefit of the Executive’s widow, will be provided for the duration of the Executive’s employment at €1,136,905.00 in the case of death. The parties are in agreement that the Executive shall be responsible for income tax payable on the insurance. The life insurance will be associated with an Accident Insurance which covers in the case of death €511,291.88 and in the case of invalidity €1,022,583.76, such Accident Insurance being in place and active at all times during the Executive’s employment. The insurance expires with the day of termination of this employment contract.	6.2	Für die Dauer der Anstellung des Geschäftsführers wird eine Lebensversicherung, deren Bezugsberechtigte die Witwe des Geschäftsführers ist, für den Fall des Todes des Geschäftsführers mit einer Todesfallleistung in Höhe von €1.136.905,00 aufrechterhalten. Die Parteien sind sich einig, dass Einkommensteuer, die auf die Versicherung entfällt, von dem Geschäftsfuhrer getragen wird. Die Lebensversicherung wird ergänzt durch eine Unfallversicherung mit einer Todesfallleistung von €511.291,88 und einer Leistung im Invaliditätsfall in Höhe von

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			€1.022.583,76; diese Unfallversicherung ist während der Anstellung des Geschäftsführers zu jeder Zeit in Kraft. Die Versicherung endet am Tag der Beendigung dieses Anstellungsvertrags.

6.3	To the extent possible, the Company shall maintain appropriate D&O insurance for the Executive during the appointment as a managing director. Such insurance may not cover claims in which the Executive is directly or indirectly interested as a claimant against the Company or affiliated companies.	6.3	Die Gesellschaft wird im möglichen Umfang eine angemessene Geschäftsführerhaftpflichtversicherung (D&O Versicherung) für den Geschäftsführer während der Zeit seiner Berufung zum Geschäftsführer aufrechterhalten. Diese Versicherung soll solche Ansprüche nicht erfassen, die der Geschäftsführer direkt oder indirekt als Anspruchsteller gegen die Gesellschaft oder verbundene Unternehmen geltend macht.

Holiday		Urlaub

7.	The Executive shall be entitled to paid German bank and public holidays and to 30 working days paid holiday in each year (1 January to 31 December), or on a pro rata basis as appropriate. “Working day” shall mean any business days with the exception of Saturdays. Holiday is to be taken at a time or times convenient to the Company. Holidays may not be carried over to a subsequent holiday year.	7.	Der Geschäftsführer ist an den deutschen gesetzlichen Feiertagen bezahlt freigestellt und erhält 30 Arbeitstage bezahlten Urlaub pro Jahr (1. Januar bis 31. Dezember), gegebenenfalls pro rata temporis. “Arbeitstag” umfasst jeden Werktag mit Ausnahme von Samstagen. Urlaub ist zu solcher Zeit oder solchen Zeiten zu nehmen, welche für die Gesellschaft geeignet ist bzw. sind. Urlaubsansprüche können nicht in ein nachfolgendes Urlaubsjahr übertragen werden.

Company Car		Dienstwagen

8.	The Executive will be eligible for a company car and a driver commensurate with his position. The Company shall pay all costs incurred in connection with the maintenance and use of the vehi-	8.	Der Geschäftsführer hat Anspruch auf einen seiner Position angemessenen Dienstwagen nebst Fahrer. Die Gesellschaft trägt alle Kosten im Zusammenhang mit dem Unterhalt und der Nutzung

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cle. The Executive shall be responsible for all wage tax payable on these non-cash benefits of the private use of the company car, if any.	des Fahrzeugs. Der Geschäftsführer ist verantwortlich für jegliche auf die geldwerten Vorteile der privaten Nutzung des Dienstwagens entstehende Einkommensteuer, sofern solche anfällt.

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Expenses		Auslagen

9.	The Company will reimburse authorised expenses properly and reasonably incurred in the course of the Executive’s Employment against receipts or other proof of expenditure.	9.	Die Gesellschaft erstattet gerechtfertigte Auslagen, die ordnungsgemäß and in angemessener Weise im Zusammenhang mit der Anstellung des Geschäftsführers entstanden sind, gegen Quittung oder sonstigen Kostennachweis.

Conflicts		Konflikte

10.1	The Executive will promote, and not do anything which is harmful or conflicts with, the interests and reputation of the Company or any Group Company.	10.1	Der Geschäftsführer wird die Interessen and den Ruf der Gesellschaft oder von Gruppenunternehmen fördern und alles unterlassen, was den Interessen und dem Ruf der Gesellschaft oder von Gruppenunternehmen schadet oder dazu im Widerspruch steht.

10.2	During the Employment, the Executive will not (without obtaining the written consent of the Shareholders of the Company):	10.2	Während der Anstellung wird der Geschäftsführer es unterlassen (ohne zuvor die schriftliche Zustimmung der Gesellschafter der Gesellschaft erhalten zu haben):

(a)	subject to paragraph 10.2(c) and 10.3 below, be directly or indirectly engaged, concerned or interested in any other business activity, trade or occupation; or	(a)	unbeschadet nachfolgendem Art. 10.2 (c) and 10.3, direkt oder indirekt mit irgendeiner anderen Geschäftstätigkeit, einem Gewerbe oder einer Beschäftigung befasst, beteiligt oder an einer solchen interessiert für eine solche tätig zu sein; oder

(b)	compete directly or indirectly with the Company or any Group Company; or	(b)	direkt oder indirekt mit der Gesellschaft oder irgendeinem Gruppenunternehmen in Wettbewerb zu treten; oder

(c)	hold more than 3% of the issued share capital in any business or company that is or is likely to compete with the business of the Company.	(c)	mehr als 3 % des Grundkapitals an irgendeinem Gewerbe oder Unternehmen zu halten, das tatsächlich oder potentiell mit dem Geschäft der Gesellschaft in Wettbewerb tritt.

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10.3	The Executive’s potential activities as a member of the board of directors of mmO2 plc are exempted from the restriction under paragraph 10.2 (a), and the Company hereby releases the Executive from his duties hereunder to the extent necessary to perform his obligations under the possible Appointment.	10.3	Die mögliche Tätigkeit des Geschäftsführers als Mitglied des Board of Directors der mmO2 plc ist von den Beschränkungen gemäß Art. 10.2 (a) ausgenommen und die Gesellschaft stellt den Geschäftsführer von seinen Verpflichtungen gemäß dem vorliegenden Vertrag frei, und zwar in dem Umfang, der erforderlich ist, um die Verpflichtungen im Falle einer möglichen Ernennung zu erfüllen.

Share dealing and other Codes of Conduct		Verhaltensregeln (Codes of Conduct) insbesondere bezüglich Wertpapierhandels

11.	The Executive will comply with all codes of conduct adopted from time to time by the Shareholders and with all applicable rules and regulations on dealings in securities, including but not limited to the German Securities Trading Act (WpHG), the regulations of the UK Listing Authorities and the UK Model Code on dealings in securities.	11.	Der Geschäftsführer wird alle von den Gesellschaftern erlassenen Verhaltensregeln (Codes of Conduct) in ihrer jeweiligen Fassung befolgen und wird alle anwendbaren Regeln and Gesetze hinsichtlich des Handels mit Wertpapieren befolgen, einschließlich, aber nicht beschränkt auf, des deutschen Wertpapierhandelsgesetzes (WpHG), der Regeln der UK Listing Authorities und des UK Model Code über den Handel mit Wertpapieren.

Sick Pay		Zahlungen im Krankheitsfall

12.1	If absent from work through illness, the Executive will be entitled to receive sick pay (inclusive of any statutory sick pay and any benefits payable under any permanent health insurance effected by the Company) of one-twelfth of Basic Salary for each month in the first six months in total in any period of two years. Entitlement to receive any salary will be sub-	12.1	Im Falle der Arbeitsverhinderung infolge Krankheit ist der Geschäftsführer berechtigt, Lohnfortzahlung im Krankheitsfall zu erhalten (jegliche gesetzliche Ansprüche auf Lohnfortzahlung im Krankheitsfall und jegliche Leistungen gemäß etwaiger von der Gesellschaft abgeschlossener Krankenversicherungen

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	ject to the production of medical certificates and to such other requirements as the Company may reasonably impose.		einschließend) in Höhe von einem Zwölftel des Grundgehalts für jeden Monat, jedoch nur für insgesamt die ersten sechs Monate in jeglichem Zweijahreszeitraum. Der Anspruch auf Lohnfortzahlung hängt von einem Nachweis durch ärztliche Atteste ab oder von sonstigen Anforderungen, welche die Gesellschaft nach billigem Ermessen festlegt.

12.2	The Executive will not be paid during any absence from work (other than due to holiday, sickness, injury or other incapacity) without the prior permission of the Shareholders.	12.2	Der Geschäftsführer erhält während jeglicher Arbeitsabwesenheit (mit Ausnahme von Urlaub, Krankheit, Verletzung oder sonstiger Unpässlichkeit) kein Gehalt ohne vorherige Zustimmung der Gesellschafter.

Suspension		Freistellung

13.1	If the Executive’s appointment as Managing Director ends without simultaneous termination of this employment agreement, the Executive shall be released from his duty to work for the remaining term of the Agreement. The Company shall continue to pay the compensation in accordance with Art. 14.3. The time of such release from the duty to work shall be taken into account in calculating the Executive’s remaining claim to vacation.	13.1	Endet die Bestellung zum Geschäftsführer ohne gleichzeitige Beendigung des Anstellungsverhältnisses, ist der Geschäftsführer für die verbleibende Vertragsdauer von der weiteren Dienstverpflichtung freigestellt. Die Gesellschaft wird die Vergütung gemäß Art. 14.3 fortzahlen. Die Freistellung von der Dienstverpflichtung erfolgt unter Anrechnung verbleibender Urlaubsansprüche des Geschäftsführers.

13.2	The provisions of paragraph 10 (Conflicts) will remain in full force and effect during any period of suspension under paragraph 13.1.	13.2	Die Vorschriften gemäß Art. 10 (Konflikte) bleiben während jeglicher Freistellung gemäß Art. 13.1 vollumfänglich anwendbar.

13.3	The Company may also suspend the Executive during any period in which the Company is conducting a disciplinary investiga-	13.3	Die Gesellschaft kann den Geschäftsführer des Weiteren während solcher Zeiträume

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	tion into alleged acts or defaults by the Executive. The provisions of paragraph 10 (Conflicts) will remain in full force and effect during any period of suspension under this paragraph 13.3. Such suspension will be on full Basic Salary and benefits (e.g. company car, insurance etc.) (save that the Executive will not be entitled to earn or be paid any bonus during any period of suspension unless the allegations are unfounded).		freistellen, in denen die Gesellschaft disziplinarische Untersuchungen wegen mutmaßlicher Taten oder Verfehlungen des Geschäftsführers führt. Die Vorschrift des Art. 10 (Konflikte) bleibt während Zeiten der Freistellung gemäß diesem Art. 13.3 vollumfänglich anwendbar. Solche Freistellung erfolgt under vollständiger Fortzahlung des Grundgehalts und der Vergünstigungen (z.B. Dienstwagengewährung, Versicherungsschutz etc.) (jedoch ist der Geschäftsführer nicht berechtigt, für solche Zeiten der Freistellung einen Bonus zu erhalten oder ausgezahlt zu bekommen, es sei denn, dass die Anschuldigungen unbegründet sind).

Term and Termination		Laufzeit und Kündigung

14.1	The Employment shall be for a fixed initial term from the Effective Date until 31 October 2005, and shall continue thereafter for an unlimited period of time unless and until terminated by not less than one year’s written notice given by either party (End Date). The earliest date on which such notice may expire is 31 October 2005.	14.1	Der Anstellungsvertrag wird für eine anfängliche Laufzeit von dem Zeitpunkt des Inkrafttretens bis zum 31. Oktober 2005 fest abgeschlossen und wird danach unbefristet fortgesetzt, bis er von einer Partei unter Einhaltung einer Kündigungsfrist von nicht weniger als einem Jahr schriftlich gekündigt wird (Beendigungszeitpunkt). Der früheste Zeitpunkt, zu dem eine solche Kündigung wirksam werden kann, ist der 31. Oktober 2005.

14.2	The right to terminate this Agreement for good cause (sec. 626 of the German Civil Code) shall not be affected by Art. 14.1.	14.2	Das Recht zur Kündigung dieses Vertrags aus wichtigem Grund (§ 626 des deutschen Bürgerlichen Gesetzbuches) bleibt von Art. 14.1 unberührt.

	The term “good cause” shall include, but shall not be limited to,		Der Begriff des “wichtigem

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Grundes” schließt unter anderem ein:

	(a)	dishonesty or disreputable conduct; or		(a)	Unredlichkeit oder rufschädigendes Verhalten; oder

	(b)	any gross or serious misconduct or neglect of duty; or		(b)	jede grobe oder schwerwiegende Fehlverhalten bzw. Pflichtverletzung; oder

	(c)	any substantially breach of the Company’s policies or procedures; or		(c)	jede schwerwiegende Verletzung von Richtlinien oder Verfahrensregeln der Gesellschaft; oder

	(d)	any serious or repeated breach of the Executive’s obligations under this Agreement.		(d)	jeder schwerwiegende oder wiederholte Verstoß des Geschäftsführers gegen Verpflichtungen nach diesem Vertrag.

	This paragraph shall not restrict any other right the Company may have to terminate this Agreement. For the avoidance of doubt, the termination of the Appointment according to Art. 3.2 for any reason shall not constitute an event entitling either the Company or the Executive to terminate this Agreement (subject to compliance with paragraph 3.2 and the remaining provisions of this Agreement).			Diese Regelung lässt sonstige Rechte der Gesellschaft, diesen Vertrag zu kündigen, unberührt. Es wir klargestellt, dass die Beendigung der Ernennung gemäß Art. 3.2, gleichgültig aus welchem Grund, keinen Umstand darstellt, der entweder die Gesellschaft oder den Geschäftsführer berechtigt, diesen Vertrag zu kündigen (vorbehaltlich der Befolgung von Art. 3.2 and der übrigen Bestimmungen dieses Vertrags).

14.3	(a)	If notice of termination is given in accordance with Art. 14.1 the Company shall, subject to 14.3 (b) continue to pay the compensation stipulated in Art. 3 and Art. 4 and grant to the Executive the benefits as stipulated in this Agreement.	14.3	(a)	Im Falle der Kündigung gemäß Art. 14.1 zahlt die Gesellschaft, vorbehaltlich Art. 14.3 (b), die Vergütung gemäß Art. 3 und Art. 4 und gewährt dem Geschäftsführer die in diesem Vertrag

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	(b) If the Executive should receive earned occupational income from services rendered for a third party during the notice period, the income earned by the Executive in such work shall be deducted from any claim for remuneration vis-à-vis the Company during the time of such notice period in accordance with sec. 615 sentence 2 of the German Civil Code; this shall also apply to any income the Executive maliciously fails to earn.		vereinbarten Vergünstigungen.

			(b) Sollte der Geschäftsführer während der Kündigungsfrist anderweitiges Einkommen aus anderweitiger Beschäftigung bei einer dritten Partei erzielen, so wird solches Einkommen des Geschäftsführers aus solcher Tätigkeit von Vergütungsansprüchen gegen die Gesellschaft während der Kündigungsfrist in Übereinstimmung mit der Regelung in § 615 Satz 2 des deutschen Bürgerlichen Gesetzbuches angerechnet; dies gilt ebenso für Einkommen, das der Geschäftsführer böswillig zu erzielen unterlässt.

14.4	This Agreement will terminate immediately without notice when the Executive reaches age 60.	14.4	Dieser Vertrag endet sofort und ohne dass es einer Kündigung bedarf, sobald der Geschäftsführer das 60. Lebensjahr vollendet hat.

14.5	Following termination of this Agreement or the Executive’s release from work, the Executive shall, of his own accord, return to the Company all objects due to the Company, or any Group Company, in the Executive’s possession, including all documents, notes and instruments as well as other data stored by technical means, including any copies thereof. The foregoing duty shall include the duty to return the company car provided to the Executive pursuant to Art. 8 of this Agreement. The right to retain any documents or objects defined in this section is hereby expressly excluded. The Executive shall not be entitled to any compensation or damages for returning com	14.5	Nach Beendigung dieses Vertrags oder der Freistellung des Geschäftsführers von der Arbeit wird der Geschäftsführer unaufgefordert alle in seinem Besitz befindlichen Gegenstände, die der Gesellschaft oder einem Gruppenunternehmen gehören, einschließlich aller Unterlagen, Aufzeichnungen und Urkunden sowie technische gespeicherte Daten, einschließlich sämtlicher Kopien davon, an die Gesellschaft zurülckgeben. Die vorstehende

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	pany property prior to termination of this Agreement. Upon termination of the employment relationship the Executive shall affirm in writing the full discharge of his duty to return property.		Verpflichtung umfasst die Pflicht zur Rückgabe des Dienstwagens, welcher dem Geschäftsführer gemäß Art. 8 dieses Vertrags zur Verfügung gestellt wird. Das Recht, Dokumente oder Gegenstände, die in diesem Absatz beschrieben sind, zurückzuhalten, wird hiermit ausdrücklich ausgeschlossen. Der Geschäftsführer erhält keinen Ausgleich oder Schadensersatz für die Rückgabe des Firmeneigentums vor Beendigung dieses Vertrags. Mit Beendigung des Anstellungsverhältnisses wird der Geschäftsführer schriftlich bestätigen, dass er seine Verpflichtung zur Rückgabe von Eigentum vollständig erfüllt hat.

14.6	Any termination requires a written notice.	14.6	Kündigungen bedürfen der Schriftform.

Change of Control for the German Business or mmO2 plc		Change of Control des deutschen Geschäfts oder der mmO2 plc

15.	In the event that mmO2 plc disposes of the whole (or substantially the whole) of its mobile telecommunications activities in Germany (the German Business) (whether in one transaction or a series of transactions; whether by means of a share deal (falling below 50% plus one share of directly or indirectly owned or controlled shares of the Company) or by means of an asset deal (disposing of the whole or substantially the whole assets of the Company)) (a Qualifying Disposal), then the provisions of this Art. 15.1 shall apply. In the event of an outrageous infringement of rights of the Executive under the Agreement caused by unilateral action of the Company (the Constructive Dismissal) Art 15.2	15.	Sollte mmO2 plc seine gesamten (oder im wesentlichen seine gesamten) Mobiltelefon Aktivitäten in Deutschland (das Deutsche Geschäft) (sei es in einer Transaktion oder in einer Serie von Transaktionen; sei es mittels eines Share Deals (bei dem sich der Anteil der direkt oder indirekt gehaltenen oder kontrollierten Anteile an der Gesellschaft auf unter 50 % plus ein Anteil verringert) oder im Wege eines Asset Deals (mit welchem alle oder im wesentlichen alle Vermögenswerte der Gesellschaft veräußert werden)) (die Berechtigende Veräußerung) veräußern, dann finden die Regelungen dieses Art. 15.1 Anwendung. Im Fall eines

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	shall apply.		einseitigen, für den Geschäftsführer unzumutbaren Eingriffs der Gesellschaft in Rechte aus dem Vertragsverhältnis (der Eingriff) findet Art. 15.2 Anwendung:

15.1	In the event of a Qualifying Disposal the following provisions shall apply:	15.1	Im Falle einer Berechtigenden Veräußerung gelten die nachfolgenden Vorschriften:

(a)	Either party may terminate this Agreement by not less than one year’s written notice given within one year after the Qualifying Disposal takes place. Such notice may expire before the end of the initial term as stipulated in Art. 14.1.	(a)	Jede Partei kann diesen Vertrag unter Einhaltung einer Frist von nicht weniger als einem Jahr schriftlich kündigen, und zwar innerhalb eines Jahres nachdem die Berechtigende Veräußerung stattgefunden hat. Eine solche Kündigung kann vor Ende der anfänglichen Laufzeit gemäß Art. 14.1 wirksam werden.

(b)	If the Executive gives notice of termination under Art. 15.1(a), he shall be entitled to receive, during the notice period, payments in accordance with Art. 14.3 above.	(b)	Kündigt der Geschäftsführer gemäß Art. 15 (a), ist er berechtigt, während der Kündigungsfrist Zahlungen gemäß vorstehendem Art. 14.3 zu erhalten.

(c)	If the Company gives notice of termination under Art. 15.1(a) or dismisses the Executive as CEO of the Company, the Executive shall be entitled to receive, during the notice period, payments in accordance with Art. 14.3 above. In addition, he shall be entitled to a cash sum equal to two times his Basic Salary in force at the date of the Qualifying Disposal plus two times his bonus which would be payable for target performance according to Art. 4.2. Such cash sum will be paid no later than the expiry of the notice period.	(c)	Kündigt die Gesellschaft gemäß Art. 15.1 (a) oder wird der Geschäftsführer als CEO (Vorsitzender der Geschäftsführung) der Gesellschaft abgelöst, ist der Geschäftsführer während der Kündigungsfrist berechtigt, Zahlungen gemäß vorstehendem Art. 14.3 zu erhalten. Zusätzlich ist er berechtigt, eine Einmalzahlung in Höhe des zweifachen Grundgehalts, welches ihm am Tag der Berechtigenden Veräußerung zusteht, plus die zweifachen Bonuszahlungen bei unterstellter vollständiger Zielerfüllung gemäß Art. 4.2 zu erhalten. Diese

15.2	In case of a Constructive Dismissal of the Executive within one year of the Qualifying Dis-

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	posal, the provisions of this Art. 15.2 shall apply:		Einmalzahlung wird spätestens bei Ablauf der Kündigungsfrist gezahlt.

(a)	For the purpose of this Art. 15.2, Constructive Dismissal shall include (but not be limited to):	15.2	Im Falle eines Eingriffs innerhalb eines Jahres nach einer Berechtigenden Veräußerung gelten die Vorschriften dieses Art. 15.2:

	(aa) the substantial change to the Executive’s duties and responsibilities by the Company without the Executive’s consent so that the Executive’s overall status is materially reduced; or	(a)	Im Rahmen dieses Art. 15.2 umfasst ein Eingriff unter anderem:

	(bb) the relocation by the Company without the Executive’s consent of the Executive’s normal place of work to a location which is more than 100 kms from Munich.		(aa) die wesentliche Veränderung der Rechte und Pflichten des Geschäftsführers durch die Gesellschaft ohne Zustimmung des Geschäftsführers, infolge derer die Gesamtstellung des Geschäftsführers wesentlich beeinträchtigt wird; oder

(b)	For the avoidance of doubt, a change to the Executive’s reporting lines shall not, in isolation, be regarded as Constructive Dismissal.		(bb) die Versetzung des Geschäftsführers ohne seine Zustimmung durch die Gesellschaft von dem üblichen Arbeitsplatz des Geschäftsführers zu einem Ort, der mehr als 100 km von München entfernt ist.

(c)	In case of a constructive dismissal, the Executive shall have the right to terminate this Agreement by not less than twelve months’ written notice given within one year after the Qualifying Disposal takes place. Art 15.1 (a) sentence 1 shall apply accordingly. During the notice period the Executive shall receive payments and benefits in accordance with Art. 14.3 above. In addition, he shall be entitled to a cash sum according to Art. 15.1 (c) above. Such cash sum will be	(b)	Es wird klargestellt, dass eine Veränderung der Berichtslinien des Geschäftsführers nicht, für sich betrachtet, als Eingriff angesehen wird.

		(c)	Im Falle eines Eingriffs ist der Geschäftsführer berechtigt, diesen Vertrag unter Einhaltung einer Kündigungsfrist von zwölf Monaten schriftlich zu kündigen, und zwar innerhalb eines Jahres

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	due for payment when the Executive serves his termination.		nach der Berechtigenden Veräußerung. Art. 15.1 (a) Satz 1 findet entsprechend Anwendung. Während der Kündigungsfrist erhält der Geschäftsführer Zahlungen and Vergünstigungen gemäß vorstehendem Art. 14.3. Zusätzlich erhält er eine Einmalzahlung gemäß vorstehendem Art. 15.1 (c). Die Einmalzahlung wird mit Ausspruch der Kündigung gegenüber der Gesellschaft zur Zahlung fällig.

15.3	Payment of all amounts referred to in Arts 15.1 and 15.2 will be subject to deductions as the Company may be required to make. The Executive shall have no further claims for the loss of employment. For the avoidance of doubt, this does not affect the post-termination restrictive covenants according to Art. 17 which remain in force.	15.3	Die Zahlung aller Beträge gemäß vorstehendem Art. 15.1 und 15.2 erfolgt abzüglich solcher Abzüge, zu denen die Gesellschaft verpflichtet ist. Der Geschäftsführer hat keine weitergehenden Ansprüche für den Verlust seines Arbeitsplatzes. Es wird klargestellt, dass die nachvertraglichen Beschränkungen gemäß Art. 17 unberührt bleiben.

15.4	Art. 15.1 to 15.3 shall also apply in the event of a Change of Control of mmO2 plc, which shall be deemed to constitute a Qualifying Disposal. For these purposes:	15.4	Art. 15.1 bis 15.3 finden auch Anwendung im Falle eines Change of Control bei der mmO2 plc, welcher als Berechtigende Veräußerung angesehen wird. Zu diesem Zweck bedeuten:

“Control” means the power of any person (whether alone or together with any person acting in concert with him) to control the composition of the board of directors of mmO2 plc or otherwise to secure (whether by means of the holding of shares or the possession of voting power in relation to mmO2 plc or any other body corporate or by virtue of any powers conferred by the articles of association or any other document or agreement regulating mmO2 plc or any other body corporate) that the affairs of mmO2 plc are conducted with the wishes of that person; and

			“Control”: die Fähigkeit einer Person (sei es alleine oder zusammen mit anderen Personen, die gemeinsam mit ihr handeln) die Zusammensetzung des Board of Directors der mmO2 plc zu kontrollieren oder auf andere Weise sicherzustellen (sei es durch das Innehalten von Anteilen oder von Stimmrechten bezüglich der mmO2 plc oder einer anderen juristischen Person oder aufgrund von Befugnissen, die durch die Gesellschaftssatzung oder andere

	“Change of Control” means: (i) the disposal of all or substantially all of mmO2 plc’s business; or (ii)

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	the acquisition by any person (whether alone or together with any person acting in concert with him) of Control of mmO2 plc; but shall not mean an acquisition of Control of mmO2 plc by another company the shares of which, immediately following such an acquisition, are all held by the holders of the shares of mmO2 plc immediately prior to such an acquisition in materially the same proportion as they held shares in mmO2 plc immediately prior to such an acquisition.

Dokumente oder Vereinbarungen, die die mmO2  plc oder eine andere juristische Person regulieren), dass die Geschäfte der mmO2  plc in Übereinstimmung mit dem Willen dieser Person geführt werden; und

			“Change of Control”: (i) die Veräußerung des gesamten oder im Wesentlichen gesamten Geschäfts der mmO2 plc; oder (ii) die Übernahme der Kontrolle der mmO2 plc durch irgendeine Person (sei es alleine oder zusammen mit einer anderen Person, die gemeinsam mit dieser handelt); dies umfasst nicht die Übernahme der Kontrolle der mmO2 plc durch eine andere Gesellschaft, deren Anteile, unmittelbar nach einer solchen Übernahme, alle von den Anteilseignern der mmO2 plc, die unmittelbar vor einer solchen Übernahme bestanden, im Wesentlichen in demselben Verhältnis gehalten werden, als sie die mmO2 plc-Anteile unmittelbar vor einer solchen Übernahme hielten.

Copyright		Urheberrecht

16.	All work results produced in the performance of the Executive’s duties and responsibilities shall be the exclusive property of the Company. To the extent that such work results are protected by copyright, the Executive hereby grants the Company the exclusive and unlimited license to use such work results in all forms conceivable now or at a later date. The Executive hereby agrees and undertakes that at any time during or after the termination of employment he will execute such deeds	16.	Alle Arbeitsergebnisse, die im Zuge der Erfüllung der Aufgaben des Geschäftsführers erstellt werden, werden ausschließliches Eigentum der Gesellschaft. Soweit solche Arbeitsergebnisse durch Urheberrecht geschützt sind, gewährt der Geschäftsführer der Gesellschaft hiermit die ausschließliche und unbeschränkte Lizenz zum gegenwärtigen oder künftigen Gebrauch solcher Arbeitsergebnisse in allen Formen. Der Geschäftsführer

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	or documents and do all such acts and things as the Company may deem necessary or desirable to substantiate its rights in respect of the matters referred to above including for the purpose of obtaining letters patent or other privileges in all such countries as the Company may require. This exclusive license shall survive termination of this Agreement. The Executive shall not be entitled to any additional compensation for the exclusive license granted to the Company hereunder. The compensation stipulated in this Agreement shall be deemed full and adequate consideration for the exclusive license granted by the Executive hereunder. This Section will continue in full force and effect after the termination of this Agreement howsoever caused.		verpflichtet sich hiermit, dass er zu jeder Zeit während des Bestands oder nach Beendigung des Anstellungsverhältnisses alle Urkunden oder Dokumente unterzeichnen wird und alle Handlungen vornehmen wird, die die Gesellschaft für erforderlich oder wünschenswert hält, um ihre Rechte im Hinblick auf die oben genannten Gegenstände zu begründen, einschließlich für den Zweck, Patente oder andere Rechte, in allen Ländern, für die die Gesellschaft dies geltend macht, zu erhalten. Diese ausschließliche Lizenz besteht nach Beendigung dieses Vertrags fort. Der Geschäftsführer erhält keine zusätzliche Vergütung für die der Gesellschaft hiernach gewährte ausschließliche Lizenz. Die Vergütung, die in diesem Vertrag festgelegt ist, stellt eine vollständige und angemessene Abgeltung für die exklusive Lizenz dar, die der Geschäftsführer hiernach gewährt hat. Dieser Absatz bleibt auch nach Beendigung des Vertrags anwendbar, gleichgültig wodurch eine Beendigung herbeigeführt worden ist.

Restrictions and Non-compete Obligation		Beschränkungen und Wettbewerbsverbot

17.	The Executive shall be bound by the restrictions as set out below:	17.	Der Geschäftsführer ist an die nachfolgenden Beschränkungen gebunden:

17.1	In the interest of both parties, the Executive shall promptly disclose to the Company (represented by the shareholders) any conflict of interests arising in connection with the performance of his duties and responsibilities. The foregoing provision shall apply, in par-	17.1	Im Interesse beider Parteien wird der Geschäftsführer unverzüglich jeglichen Interessenkonflikt der Gesellschaft (vertreten durch ihre Gesellschafter) anzeigen, der im Zusammenhang mit der Ausübung seiner Aufgaben entsteht. Die vorstehende

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	ticular, if suppliers or any other business partners of the Company or enterprises affiliated with the Company are relatives, personal friends or close business associates of the Executive or stand in a close relationship with such relatives, personal friends or close business associates. The duty of disclosure shall not be limited to cases in which a conflict of interests may have a specific effect on the performance of the Executive’s duties and responsibilities; rather, the mere appearance of a conflict of interests shall be sufficient to give rise to such a duty.		Verpflichtung ist insbesondere anwendbar, wenn Zulieferer oder andere Geschäftspartner der Gesellschaft oder mit der Gesellschaft verbundener Unternehmen, Verwandte, persönliche Bekannte oder enge Geschäftsfreunde des Geschäftsführers sind oder in einer engen Beziehung mit solchen Verwandten, persönlichen Bekannten oder engen Geschäftsfreunden bestehen. Die Verpflichtung zur Offenlegung ist nicht beschränkt auf solche Fälle, in denen ein Interessenkonflikt einen konkreten Einfluss auf die Ausübung der Aufgaben des Geschäftsführers hat; vielmehr soll der bloße Anschein eines Interessenkonflikts ausreichend sein, um die vorstehende Verpflichtung auszulösen.

17.2	For twelve months immediately following the effective date of termination of the employment the Executive will not seek to entice away or offer engagement or employment to any designated employee. A designated employee is (i) an employee who is employed wholly or mainly as a manager or in a position above management of the Company; or (ii) an employee of the Company or any affiliated company who has knowledge of trade secrets or Confidential Information or knowledge of and connections with or influence over customers of the Company or any affiliated company.	17.2	Während eines Zeitraums von zwölf Monaten, welcher dem Datum der rechtlichen Beendigung des Anstellungsverhältnisses folgt, wird der Geschäftsführer den Versuch unterlassen, nachfolgend bezeichnete Mitarbeiter abzuwerben oder ihnen eine Beschäftigung oder Anstellung anzubieten. Ein Mitarbeiter im vorstehenden Sinne ist (i) ein Mitarbeiter der vollständig oder hauptsächlich auf der Ebene des erweiterten Führungskreises der Gesellschaft oder darüber beschäftigt ist; oder (ii) ein Mitarbeiter der Gesellschaft oder eines verbundenen Unternehmens, der Kenntnis von Geschäftsgeheimnissen oder Betriebsgeheimnissen oder Kenntnis von oder Beziehungen mit oder Einfluss auf Kunden der

17.3	The Executive will, at the request and expense of the Company, en-

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			Gesellschaft oder verbundener Unternehmen hat.

	ter into a separate agreement with any affiliated company under the terms of which the Executive will agree to be bound by restrictions corresponding to those contained in paragraph 2 inclusive (or such as may be appropriate in the circumstances).	17.3	Der Geschäftsführer wird auf Verlangen und Kosten der Gesellschaft Vereinbarungen mit verbundenen Unternehmen abschließen, nach denen er sich verpflichtet, Beschränkungen unterworfen zu sein, welche denjenigen gemäß vorstehendem Unterabsatz 2 entsprechen (oder solchen, die den jeweiligen Umständen angemessen sind).

17.4	The Executive agrees that for a period of six months following the end date of this Employment Agreement he shall neither directly nor indirectly provide professional services to Deutsche Telekom AG or affiliated companies or Vodafone D2 GmbH or affiliated companies within the geographic area of Germany. During the term of the non-compete obligation the Company shall pay the Executive a compensation which shall – for each month of the non-compete obligation – amount to 100% of the most recent contractual remuneration received by the Executive. Unless stipulated otherwise in the foregoing provisions, sections 74 et seq. of the (German) “Handelsgesetzbuch” (Commercial Code) shall govern the performance of this covenant not to compete, except that the one-year period specified in sec. 75 a of the Commercial Code shall be reduced to six months.	17.4	Der Geschäftsführer wird für einen Zeitraum von sechs Monaten nach dem Beendigungszeitpunkt dieses Anstellungsvertrags weder direkt noch indirekt berufsmäßige Leistungen für die Deutsche Telekom AG oder mit dieser verbundene Unternehmen oder für Vodafone D2 GmbH oder mit dieser verbundene Unternehmen innerhalb Deutschlands als geografischem Anwendungsbereich erbringen. Während der Laufzeit des Wettbewerbsverbots wird die Gesellschaft dem Geschäftsführer eine Karenzentschädigung zahlen, die – für jeden Monat des Wettbewerbsverbots – 100 % seiner zuletzt bezogenen vertragsmäßigen Leistungen beträgt. Soweit vorstehend nicht anders geregelt, finden die Vorschriften der §§ 74 ff. des deutschen Handelsgesetzbuchs Anwendung, außer dass die Einjahresfrist gemäß § 75 a HGB auf sechs Monate verringert wird.

17.5	If any of the restrictions contained in this Art. 17 shall be adjudged to be void or ineffective or unenforceable for whatever reason but would be adjudged to be valid and effective if part of the wording were deleted or the periods reduced or the area reduced in scope, they shall apply with such modifications as may be neces-	17.5	Falls eine der Beschränkungen gemäß diesem Artikel 17 als nichtig oder unwirksam oder

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	sary to make them valid and effective.		unverbindlich angesehen werden sollte, gleich aus welchem Grund, diese jedoch als wirksam und durchsetzbar angesehen würde, wenn ein Teil des Wortlauts gestrichen oder Zeiträume verringert oder Anwendungsbereiche reduziert würden, dann soll sie mit denjenigen Änderungen gelten, die erforderlich sind, um sie wirksam und durchsetzbar zu machen.

17.6	The parties are in agreement that the Executive will not (except as ordered by a court or regulatory body) communicate or divulge (or permit communication or divulgence) to any person or company or in any way use for his own purposes or for any purpose other than that of the Company or any affiliated company, any trade secrets or confidential information of whatsoever nature acquired by the Executive during the employment, whether relating to the business or affairs of any member of the Company or any affiliated company or to persons with whom any member of the Company or any affiliated company has dealings. This restriction shall apply both during the Executive’s employment with the Company and after its cessation but shall cease to apply to any information which is in or comes into the public domain otherwise than by reason of any default by the Executive.	17.6	Die Parteien vereinbaren, dass der Geschäftsführer es unterlässt (soweit dies nicht von einem Gericht oder einer Behörde angeordnet wird), gegenüber irgendeiner Person oder Gesellschaft Betriebsgeheimnisse oder Geschäftsgeheimnisse (gleichgültig welcher Art), die von dem Geschäftsführer während seiner Anstellung erworben worden sind, gleichgültig ob sie sich auf das Geschäft oder Angelegenheiten beziehen von Angehörigen der Gesellschaft oder verbundener Unternehmen oder auf Personen mit denen Angehörige des Unternehmens oder verbundene Unternehmen geschäftliche Beziehungen aufrecht erhalten, mitzuteilen oder offenzulegen (oder eine Mitteilung oder Offenlegung zu erlauben); er wird solche Informationen auch nicht für eigene Zwecke oder für andere Zwecke mit Ausnahme der Zwecke der Gesellschaft oder mit ihr verbundener Unternehmen verwenden. Diese Beschränkung ist sowohl anwendbar während der Anstellung des Geschäftsführers mit der Gesellschaft als auch nach Ablauf der Anstellung, sie bezieht sich

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jedoch nicht mehr auf diejenige Information, die öffentlich bekannt ist oder geworden ist, ohne dass dies auf eine Nichteinhaltung der vorstehenden Verpflichtung durch den Geschäftsführer zurückzuführen ist.

Interpretation		Auslegung

18.1	In this contract the expressions set out below have the meanings indicated:	18.1	In diesem Vertrag haben folgende Bezeichnungen die nachfolgend angegebene Bedeutung:

	Shareholders		Gesellschafter

	The shareholder or shareholders from time to time of O2 (Germany) Management GmbH		Der jeweilige Gesellschafter oder die jeweiligen Gesellschafter der O2 (Germany) Management GmbH

	BT		BT

	British Telecommunications plc		British Telecommunications plc

	Employment		Anstellungsverhältnis

	The Executive’s employment in accordance with the terms and conditions of this letter		Das Anstellungsverhältnis des Geschäftsführers gemäß den Bestimmungen dieses Vertrags

	Group Company		Gruppenunternehmen

	O2 (Germany) Management GmbH, O2 (Germany) GmbH & Co., any holding company or parent company and any subsidiary of O2 (Germany) Management GmbH/O2 (Germany) GmbH & Co. or of any such holding company or parent company		O2 (Germany) Management GmbH, O2 (Germany) GmbH & Co., jegliche Holdingsgesellschaft oder Muttergesellschaft und jede Tochtergesellschaft von O2 (Germany) Management GmbH/O2 (Germany) GmbH & Co. oder von jeder solchen Holdinggesellschaft oder Muttergesellschaft

	mmO2		mmO2

	mmO2 plc		mmO2 plc

18.2	A reference to something being

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	determined, specified or required by the Company includes a determination, specification or requirement from time to time.	18.2	Jeder Verweis auf etwas, was seitens der Gesellschaft bestimmt, spezifiziert oder verlangt werden soll, beinhaltet jede Bestimmung, Spezifizierung oder Forderung in ihrer jeweils anwendbaren Fassung.

Termination of employment agreement dated 1/2 September 2001		Beendigung des Dienstvertrags vom 1./2. September 2001

19.	The parties are in agreement that the employment agreement concluded between the Executive and VIAG Interkom Management GmbH (now: O2 (Germany) Management GmbH), dated 1/2 September 2001, terminated upon the expiration of 31 October 2002. The pension agreement concluded between the Executive and VIAG Interkom Management GmbH (now: O2 (Germany) Management GmbH), dated 2 September 2001 shall continue to apply in accordance with Art. 6.1 of this agreement and in accordance with Annex 1 to this agreement.	19.	Die Parteien sind sich einig, dass der Dienstvertrag zwischen dem Geschäftsführer und der VIAG Interkom Management GmbH (jetzt: O2 (Germany) Management GmbH) vom 1./2. September 2001 mit Ablauf des 31. Oktober 2002 geendet hat. Die Ruhegeldvereinbarung zwischen dem Geschäftsführer und der VIAG Interkom Management GmbH (jetzt: O2 (Germany) Management GmbH) vom 2. September 2001 findet weiterhin Anwendung, and zwar gemäß Art. 6.1 dieses Vertrags und gemäß Annex 1 zu diesem Vertrag

Previous Agreements		Frühere Verträge

20.	This agreement supersedes any previous agreement between BT or BTWireless or VIAG Interkom Management GmbH, or O2 (Germany) Management GmbH or any Group Company and the Executive. Modifications of and/or amendments to this Agreement shall only be valid if made in writing. This shall also apply to the cancellation or amendment of the requirement of the written form.	20.	Dieser Vertrag ersetzt alle früheren Verträge zwischen BT oder BTWireless oder VIAG Interkom Management GmbH oder O2 (Germany) Management GmbH oder jedem Gruppenunternehmen und dem Geschäftsführer. Änderungen oder Ergänzungen zu diesem Vertrag sind nur gültig, wenn sie schriftlich erfolgen. Dies gilt auch im Hinblick auf eine Beendigung oder Änderung des Schriftformerfordernisses.

Governing Law / Language		Rechtswahl/Sprache

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21.1	This letter is governed by the laws of Germany.	21.1	Auf diesen Vertrag findet deutsches Recht Anwendung.

21.2	This agreement is made in German and in English. In case of any discrepancies, the German version shall prevail.	21.2	Dieser Vertrag ist in Deutsch und Englisch abgefasst. Im Falle etwaiger Abweichungen ist die deutsche Fassung maßgeblich.

For and on behalf of the Company/Für die Gesellschaft

I have read, understood and agree to the terms set out in this letter.	Ich habe diesen Vertrag gelesen und verstanden und stimme den darin enthaltenen Regelungen zu.

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ANNEX 1		ANNEX 1
(Service Agreement between O2 (Germany) Management GmbH and Rudolf Gröger)		(zum Dienstvertrag zwischen O2(Germany) Management GmbH und Rudolf Gröger)

The parties refer to the pension agreement between Viag Interkom Management GmbH (now: O2 (Germany) Management GmbH) and Rudolf Gröger dated 2 September 2001 (“Pension Agreement”).		Die Parteien nehmen Bezug auf die Ruhegeldvereinbarung zwischen der VIAG Interkom Management GmbH (jetzt: O2 (Germany) Management GmbH) und Rudolf Gröger vom 2. September 2001 (“Ruhegeldvereinbarung”).

The parties are in agreement that clause 6 of the Pension Agreement shall read as follows:		Die Parteien sind sich einig, dass Ziffer 6 der Ruhegeldvereinbarung wie folgt lauten soll:

Non-Forfeitability		Unverfallbarkeit

6.1	Derogating from Section 1and 2 of the Occupational Pensions Act the Executive’s pension entitlement shall be non-forfeitable in accordance with the following provision;	6.1	Abweichend von §§ 1 und 2 BetrAVG ist der Ruhegeldanspruch des Geschäftsführers gemäß den nachfolgenden Bestimmungen unverfallbar;

6.2	If a termination of this Agreement takes legal effect after three complete years of service the Executive’s non-forfeitable pension entitlement shall be 20% of the Relevant Remuneration (under paragraph 6.1 of the Service Agreement dated 31 March 2003);	6.2	Wenn eine Beendigung dieses Vertrags nach drei vollen Dienstjahren wirksam wird, beträgt die unverfallbare Rentenanwartschaft des Geschäftsführers 20 % des Maßgeblichen Einkommens (gemäß § 6.1 des Dienstvertrags vom 31. März 2003);

6.3	If a termination of this Agreement takes legal effect after three or more complete years of service, the Executives non-forfeitable pension entitlement shall be a pension of {20% + (1.5% times the number of complete years continuous service in excess of three) of the Relevant Remuneration}, subject to a maximum benefit of 50% of the Relevant Remuneration.	6.3	Wenn eine Beendigung dieses Vertrags nach drei oder mehr vollen Dienstjahren wirksam wird, hat der Geschäftsführer eine unverfallbare Rentenanwartschaft von {20% + (1,5 % mal die Zahl der vollen Jahre ununterbrochener Dienstleistungen, welche drei Jahre überschreiten) des Maßgeblichen Gehalts}, his zu einer Höchstgrenze von 50 % des Maßgeblichen Gehalts.

6.4	On leaving the company with a

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non-forfeitable pension entitlement, the entitlement determined in accordance with 6.2 or 6.3 above shall increase by 4% p.a. for the period commencing on the date of leaving and ending on the date of retirement. On retirement, the pension will be increased annually thereafter, on each anniversary of the retirement date, by 4%, such increase to be taken into account as fulfilling any entitlement arising as a consequence of Section 16 of the Occupational Pensions Act.	6.4	Nach Ausscheiden aus der Gesellschaft mit einer unverfallbaren Rentenanwartschaft erhöht sich die gemäß vorstehendem 6.2 oder 6.3 ermittelte Anwartschaft um 4 % pro Jahr für den Zeitraum beginnend mit dem Tag der rechtlichen Beendigung des Anstellungsvertrags and endend mit dem Tag des Eintritts in die Rente. Ab dem Renteneintritt wird die Rente jährlich erhöht, und zwar an jedem Jahrestag des Renteneintrittstags, und zwar um 4%; eine solche Erhöhung wird berücksichtigt als Erfüllung jeglicher Verpflichtungen, die gemäß § 16 BetrAVG entstehen.

Date/Datum: 31 March/März 2003

For and on behalf of the Company/Für die Gesellschaft

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SIDELETTER (Service Agreement between O2 (Germany) Management GmbH and Rudolf Gröger)		SIDELETTER (Dienstvertrag zwischen O2(Germany) Management GmbH and Rudolf Gröger)

1.	If the Executive should not be appointed as a member of the board of directors of mmO2 plc, the Executive’s Basic Salary under Art. 3.1 of the Service Agreement between O2 (Germany) Management GmbH and Rudolf Gröger shall be increased by €137,500.00, effective 1 April 2003.	1.	Falls eine Ernennung des Geschäftsführers zum Mitglied des Board of Directors der mmO2 plc nicht erfolgen sollte, wird das Grundgehalt des Geschäftsfuhrers gemäß Artikel 3.1 des Dienstvertrags zwischen O2 (Germany) Management GmbH und Rudolf Gröger um € 137.500,00 erhöht and zwar mit Wirkung zum 1. April 2003.

2.	If the Executive is appointed as a member of the board of directors of mmO2 plc, the letter of appointment shall stipulate a bonus clause which shall read as follows:	2.	Wenn der Geschäftsführer zum Mitglied des Board of Directors der mmO2 plc ernannt wird, wird der Letter of Appointment eine Bonusklausel enthalten, die wie folgt lautet:

	“From 1 April 2003 (the beginning of mmO2 plc fiscal year) the Executive will be eligible to participate in a discretionary annual bonus scheme the details of which will be determined from year to year by the Remuneration Committee of mmO2 plc. Under such scheme, the Executive shall be entitled, in addition to the Basic Salary under this letter of appointment, to receive 80% of the Basic Salary at target performance, 40% at threshold performance and 120% at maximum performance. The annual bonus shall be based on the performance of O2 Germany at 70% and on mmO2 plc’s performance at 30%.”		“Ab dem 1. April 2003 (dem Beginn des Geschäftsjahres der mmO2 plc) ist der Geschäftsführer berechtigt, an einem dem Ermessen überlassenen jährlichen Bonusprogramm teilzunehmen, dessen Details jährlich von dem Remuneration Committee der mmO2 plc festgelegt werden. Nach diesem Programm ist der Geschäftsführer berechtigt, zusätzlich zu seinem Grundgehalt 80 % des Grundgehalts bei Zielerreichung (target performance), 40 % bei Schwellenerreichung (threshold performance) und 120 % bei maximaler Zielerreichung (maximum

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performance) zu erhalten. Der Jahresbonus bemisst sich zu 70 % nach den Ergebnissen von O2 Deutschland und zu 30 % nach den Ergebnissen der mmO2 plc.”

For and on behalf of the Company/Für die Gesellschaft

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Rudolf Groger
Fasanenstrasse 42a
85591 Vaterstetten
Germany

31 March 2003

Dear Rudi

Your service on the Board of Directors of mmO2 plc (the Company)

On behalf of mmO2 plc, I write to confirm various matters following your appointment as a Director of the Company (the Appointment).

Appointment

1.     The Appointment will be on the terms set out in this letter. Your appointment as CEO of O2 (Germany) Management GmbH will continue in place, and is now governed by a service agreement dated 31 March 2003 (the German Contract). The German Contract became effective on 1 November 2002 , and will run in tandem with the Appointment. For the avoidance of doubt, the Appointment may be terminated without such event constituting a breach of the German Contract, or an event entitling you to terminate the German Contract.

2.     You are aware that the Appointment is subject to re-election when appropriate by the Company in a General Meeting. If the Appointment is not renewed on such re-election, you undertake to resign as a Director of the Company forthwith. In addition, the Appointment may be terminated at any time in accordance with the provisions of the Articles of Association of the Company, or by giving you 12 months’ written notice of termination.

Duties

3.     During the Appointment, you will be required to attend (wherever practicable) the annual general meeting of the Company, regular and emergency Board meetings, Board “awaydays”, and any extraordinary general meeting of the Company. The dates and details of these meetings (which are generally held in the UK) will be notified to you as far in advance as is practicable. These duties are likely to take up around 30 days per year, and you are aware that the German Contract releases you to perform these duties. It is anticipated that the annual general meeting of the Company shall be held in or about July each year.

Wellington Street Slough	t +44 (0)1753 628 000
Berkshire SL1 1YP	f+44(0)1753 628 003
United Kingdom

mmO2 plc Registered Office Wellington Street Slough Berkshire SL1 1YP Registered in England and Wales no. 4190833

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Salary

4.     You will be entitled to a salary for your service as a board member of Euro 137,500.00 per annum. This salary, which will be subject to deduction of UK tax at source, will be in addition to your salary under the German Contract. For the share scheme your salary under the German Contract will be deemed to include your salary hereunder.

In addition you will be entitled to receive a bonus payment according to the following provision:

From 1 April 2003 (the beginning of mmO2 plc fiscal year) the Executive will be eligible to participate in a discretionary annual bonus scheme the details of which will be determined from year to year by the Remuneration Committee of mmO2 plc. Under such scheme, the Executive shall be entitled, in addition to the Basic Salary under this letter of appointment, to receive 80% of the Basic Salary at target performance, 40% at threshold performance and 120% at maximum performance. The annual bonus shall be based on the performance of O2 Germany at 70% and on mmO2 plc’s performance at 30%.

For the purpose of this clause “Basic Salary” means the amount of € 137,500.00.

Expenses

5.     The Company shall reimburse you for all reasonable out of pocket expenses necessarily incurred in carrying out your duties. You will be required to submit any details of all expenses incurred to the CEO.

Insurance

6.     To the extent possible, the Company shall maintain appropriate director’s and officer’s liability insurance for your benefit during the Appointment. Such insurance may not cover claims in which you are directly or indirectly interested as the claimant.

Code of conduct

7.     During the period of the Appointment you will comply with any relevant regulations as may be issued by the United Kingdom Listing Authority, including its Model Code for Securities Transactions by Directors of Listed Companies, and such other requirements as the Board of Directors may from time to time specify.

Confidentiality and protection of the Company’s interests

8.     You must apply the highest standards of confidentiality, and not disclose to any person or company (whether during the course of the Appointment or at any time after its termination), any confidential information concerning the Company and any Group Companies. In addition, you must comply with the confidentiality and restrictive covenant provisions set out in the Schedule (attached to this letter).

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General

9.     On termination of the Appointment you will deliver to the Company all books, documents, papers and other property of or relating to the business of the Company or any Group Company which are in your possession, custody or power by virtue of your position as a Director of the Company.

10.     The Appointment will be governed by UK law, and relates primarily to duties to be performed in the UK.

For the purposes of this letter Group Company shall mean the Company any holding company of the Company from time to time any subsidiary of the company or of any such holding company from time to time shall have the meaning ascribed them by section 736 of the Companies Act 1985 (as amended).

Please confirm your agreement to the above by signing where indicated and returning to me the enclosed duplicate of this letter and the Schedule.

I very much look forward to seeing you at the next Board meeting.

Yours sincerely

For and on behalf of mmO2 plc

Encl.

I have read and agree to the above terms regarding my directorship of mmO2 plc.

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THE SCHEDULE

1.	In this Schedule:

(a) effective date of termination means the date on which your Appointment terminates (for any reason);

(b) in any capacity means on your own behalf or jointly with or on behalf of any person, firm or company;

(c) Confidential Information means confidential information of any Group Company which would be of value to a competitor or could reasonably enable a competitor to obtain an unfair advantage in trading in competition with any Group Company. For the purposes of this Schedule it includes but is not limited to business and strategic plans, marketing, financial, sales and customer information;

(d) Business means the business of the provision of mobile telephony and internet services (including but not limited to the provision of mobile data services).

2.	Since you will obtain, in the course of your Appointment with mmO2, trade secrets and Confidential Information and personal knowledge of customers and employees of mmO2 and other Group Companies you agree with mmO2 that you will be bound by the following covenants:

(i)	For 6 months immediately following the effective date of termination of the Appointment (howsoever arising and whether or not lawful) you will not in any capacity carry on, be engaged or employed or be concerned or interested in services to Deutsche Telekom AG or affiliated companies of Deutsche Telekom AG or Vodafone D2 GmbH or affiliated companies of Vodafone D2 GmbH within Germany.

(ii)	For 12 months immediately following the effective date of termination of the Appointment you will not seek to entice away or offer engagement or employment to any designated employee to work for any business which competes or is about to compete with the Business. A designated employee is (i) an employee who is employed wholly or mainly as a manager or in a position above management; or (ii) an employee of mmO2 or any Group Company who has knowledge of trade secrets or Confidential Information or knowledge of and connections with or influence over customers of mmO2 or any Group Company; and (in both cases) with whom you have had personal and material dealings during the 12 months immediately preceding the effective date of termination of your Appointment.

3.	You will, at the request and expense of mmO2, enter into a separate agreement with any Group Company that mmO2 may reasonably require under the terms of which you will agree to be bound by restrictions corresponding to those

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contained in paragraph 2(i)-(ii) inclusive (or such as may be appropriate in the circumstances).

4.	You acknowledge that the restraints contained in this Schedule and each of them are necessary to protect the legitimate interests of mmO2 and the Group Companies, and that the same are no wider than reasonably necessary for that purpose, and are reasonable as between the parties.

5.

If any of the restrictions contained in this Schedule shall be adjudged to be void or ineffective or unenforceable for whatever reason but would be adjudged to be valid and effective if part of the wording were deleted or the periods reduced or the area reduced in scope, they shall apply with such modifications as may be necessary to make them valid and effective.

6.	For the avoidance of doubt it is expressly agreed that each of the sub-paragraphs (i)-(ii) in Paragraph 2 is intended to contain separate and severable restraints and if any one or more of such sub-paragraphs are for any reason unenforceable in whole or in part, then the other sub-paragraphs shall nonetheless be and remain effective.

7.	You agree with mmO2 on its own behalf and on behalf of each Group Company that you will not (except as ordered by a court or regulatory body) communicate or divulge (or permit communication or divulgence) to any person or company or in any way use for your own purposes or for any purpose other than that of mmO2 or any Group Company, any trade secrets or Confidential Information of whatsoever nature acquired by you during your Appointment, whether relating to the business or affairs of any member of mmO2 or any Group Company or to persons with whom any member of mmO2 or any Group Company has dealings. This restriction shall apply both during your Appointment with mmO2 and after its cessation but shall cease to apply to any information which is in or comes into the public domain otherwise than by reason of any default by you.

8.	You agree that if, during either your Appointment with mmO2 or the period of the restrictions set out in 2(i)-(ii) inclusive you receive an offer of employment or engagement, you will provide a copy of this Schedule to the offeror as soon as is reasonably practicable after receiving the offer and if you accept the offer you will inform mmO2 immediately.

I acknowledge that my Appointment with mmO2 under a letter dated 31 March 2003 includes the covenants set out above and I undertake to observe them.

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14 September 2001

mmO2 plc

PETER ERSKINE

SERVICE AGREEMENT

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THIS AGREEMENT is made on     September 2001

BETWEEN

(1)	mmO2 plc, company which has its registered office at 5 Long Walk Road, Stockley Park East, Uxbridge, Middlesex UB11 1TT (the Company); and

(2)	PETER ERSKINE of Woodbridge, Bolney Road, Shiplake, Henley-on-Thames, Oxfordshire RG9 3NT (the Executive)

IT IS AGREED as follows:

DEFINITIONS

1.     In this Agreement the following expressions shall have the following meanings:

Board means the board of directors of the Company or a duly constituted committee of the board of directors;

BT means British Telecommunications plc;

Chairman means the Chairman of the Board;

Effective Date means the day after the approval by BT shareholders in general meeting of the restructuring resulting in the demerger of the Company (the Demerger);

Employment means the Executive’s employment in accordance with the terms and conditions of this Agreement;

Group Company means the Company, any holding company of the Company and any subsidiary of the Company or of any such holding company (with holding company and subsidiary having the meanings given to them by section 736 Companies Act 1985);

Recognised Investment Exchange has the meaning given to it by section 207 of the Financial Services Act 1986; and

Remuneration Committee means the Remuneration Committee of the Board.

JOB DESCRIPTION AND DUTIES

1.1     The Executive is employed by the Company as Chief Executive Officer with effect from the Effective Date. The Executive’s period of continuous employment for statutory purposes began on 1 March 1993.

1.2     The Executive will be required to devote his full time and attention during normal working hours to the proper performance of his duties, together with such additional hours as may be reasonably required.

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1.3     The Executive shall comply with all directions and shall diligently perform all such duties and exercise all such powers as are lawfully and properly assigned to him from time to time by the Board. The Executive’s duties as a director of the Company or any other Group Company will be subject to the Articles of Association of the relevant company for the time being.

1.4     The Executive’s initial place of work will be Stockley Park, Uxbridge but the Company reserves the right (subject to clause 18.2(iii)) to ask the Executive to relocate to any location as may be reasonably necessary. In the event that the Executive’s normal place of work is relocated more than 50 miles from Stockley Park, Uxbridge (so that it may be necessary for him to move house), the cost of the Executive’s relocation will be paid by the Company.

1.5     The Executive may be required to travel on the business of the Company and other Group Companies anywhere within the United Kingdom or overseas.

BASIC ANNUAL SALARY

2.1     The Executive’s basic annual salary is £500,000 to become effective on Demerger (less such deductions as the Company is required to make), payable monthly in arrears. Basic salary will be inclusive of all fees and other remuneration to which the Executive may be or become entitled as an officer of the Company or of any other Group Company.

2.2     The Executive’s salary will be reviewed annually during the Employment, with the first review to take place in June 2002. The Company is under no obligation to increase the Executive’s salary following a salary review, but will not decrease it.

BONUS

3.1     The Executive will be eligible to participate in an annual discretionary bonus scheme, the details of which will be determined by the Remuneration Committee. Initially, the Bonus Scheme will reward the Executive for his performance and the performance of the Company in the previous year as determined by the Remuneration Committee, by providing for an annual cash bonus of up to 100% of the Executive’s basic annual salary, with 65% of basic annual salary being paid for on target performance.

3.2     The Executive’s bonus in respect of the 2001/2002 financial year shall have three elements, as follows:

(a)     for the period up to the Demerger, the Executive’s annual bonus shall be based on his performance for that period and the Remuneration Committee shall have regard to the recommendations of BT’s remuneration committee in respect of the Executive’s performance for that period. The bonus attributable to that period shall be based on the Executive’s basic annual salary in respect of the period prior to the Demerger, with a maximum bonus of 75% of such salary and 50% of such salary being paid for on target performance;

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(b)	for the period after the Demerger, the Executive’s annual bonus shall be based on the Executive’s performance for that period. The bonus attributable to that period shall be based on the Executive’s basic annual salary stated in clause 2.1 in respect of the period after the Demerger, with a maximum bonus of 100% of such salary and 65% of such salary being paid for on target performance; and

(c)	in additional to the annual bonus payable under (a) and (b) above, the Remuneration Committee may at its absolute discretion pay a bonus in respect of the Executive’s contribution to the successful completion of the Demerger.

SHARE SCHEMES

4.1     The Executive will be recommended for the following initial share awards subject to the approval of the Remuneration Committee:

4.1.1

an award of options over Company shares under the Share Option element of the Company’s Executive Share Portfolio with an aggregate exercise price equivalent to 3 x basic annual salary, to cliff vest after three years subject to satisfaction of performance targets determined by the Remuneration Committee and in accordance with the rules of the scheme; and

4.1.2

an award of restricted shares under the Company’s Executive Share Portfolio, equivalent to 1 x basic annual salary, to vest after three years, subject to the rules of the scheme. The vesting of these shares will be conditional on the Executive making (within 12 months of Demerger) and retaining until vesting a personal investment in ordinary shares in the Company equal to 1 x basic annual salary; any other terms relating to the vesting of these shares will be determined by the Remuneration Committee and notified to the Executive prior to Demerger.

4.2     Subject to clause 4.1, the Executive may during the Employment be granted rights upon the terms and subject to the conditions of the rules from time to time of any profit sharing, share incentive, share option, bonus share or phantom option scheme operated by the Company or any Group Company with respect to shares in the Company or any Group Company.

PENSION AND LIFE ASSURANCE

5.1     The Executive will be entitled to join the Company pension scheme which it is intended will be established (the Scheme) subject to the terms and conditions of the documents governing the Scheme from time to time in force and to any Inland Revenue or other applicable limits. The Executive has received a separate letter detailing his pension provisions.

5.2     The Company will during the Employment pay for the benefit of the Executive subscriptions to the Company’s life assurance arrangements to provide the Executive with cover of 4 x basic salary.

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HEALTHCARE AND PERMANENT HEALTH INSURANCE

6.1     The Executive and his wife and any dependent children under the age of 18 (or 21 if still in full-time education) will be eligible for membership of the Company’s Healthcare Scheme subject to the terms of the Scheme as amended from time to time. In addition, the Executive and his wife will be eligible for dental cover in the UK subject to the terms of the scheme as amended from time to time.

6.2     The Executive will be eligible to participate in the Company’s permanent health insurance scheme subject to the consent of the provider and the rules of the scheme.

6.3     The Company may at its expense require the Executive to be examined by a medical practitioner of the Company’s choice. The Company will be entitled to receive a copy of any report produced in connection with any such examination and to discuss the contents of the report with the medical practitioner who produced it and any authorised Company doctor. Only senior members of the Company’s Human Resources department will receive copies of the report unless it becomes appropriate to refer the matter to the Board, in which case members of the Board will be entitled to receive a copy, the details of which will be required to be kept confidential by those individuals.

COMPANY CAR

7.     The Executive will be eligible for a company car or the cash in lieu alternative in line with the Company’s policy for as long as it is Company policy to provide company cars (with the services of a driver for business and personal travel). Neither the car nor the cash in lieu alternative will constitute pensionable earnings. This policy is currently under review and the Executive will be notified in advance about any replacement benefit. Additionally, the Executive is eligible for a free fuel card for fuel for private use.

PROFESSIONAL SUBSCRIPTIONS

8.     The Executive will be reimbursed subscriptions to professional bodies and clubs where the Chairman of the Company considers it to be in the Company’s interests.

TAX/FINANCIAL PLANNING

9.     The Company will meet the cost of personal tax and financial planning advice for the Executive up to a value of £5,000 excluding VAT, per annum for the 2001/2002 financial year. Thereafter, the Company agrees to meet these costs up to a maximum amount to be determined by the Company from time to time but the maximum value of such costs to be met by the Company will not be reduced below £5,000.

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EXPENSES AND TELEPHONE BENEFITS

10.1     The Company will reimburse authorised expenses properly incurred in the course of the Executive’s duties against receipts or other proof of expenditure.

10.2     The Company will provide the Executive with a mobile telephone and will reimburse the cost of the Executive’s home telephone. The Executive will be responsible for any income tax on the benefit.

HOLIDAY

11.1     The Executive is entitled to paid English bank and public holidays and to 30 days paid holiday in each year (1 April to 31 March) or on a pro-rata basis as appropriate. Holiday may not be carried over to a subsequent holiday year.

11.2     Any outstanding leave must be taken during the Executive’s notice period and no payment will be made for any unused annual leave as at the termination of the Employment (unless the Chairman of the Company has not allowed outstanding holiday to be taken during the Executive’s notice period). If the Executive has taken more working days’ paid holiday than his accrued entitlement, the Company is permitted to deduct the appropriate amount from the Executive’s final salary instalment (which deduction shall be made on the basis that each day of paid holiday is equivalent to 1/260 of basic annual salary).

SICKNESS AND OTHER INCAPACITY

12.     Subject to the Executive’s compliance with the Company’s policy on notification and certification of periods of absence from work, the Executive will, if absent from work through sickness, injury or other incapacity, be entitled to receive sick pay of:

(a)	one-twelfth of basic annual salary for each month in the first six months; and

(b)	one twenty-fourth of basic annual salary for each month in the next six months in total in any period of two years. Such payment will be inclusive of any entitlement to statutory sick pay and any benefits payable under any Company permanent health insurance scheme. Thereafter any entitlement to sick pay will be subject to the terms of the Company’s permanent health insurance arrangements.

OTHER INTERESTS

13.1     The Executive will promote, and not do anything which is harmful or conflicts with, the interests and reputation of the Company or any Group Company.

13.2     Subject to clause 13.3, during the Employment the Executive will not (without obtaining the prior written consent of the Chairman) be directly or indirectly engaged, concerned or interested in any other business activity, trade or occupation. Notwithstanding this restriction, the Executive will be entitled to hold not more than two non-executive directorships of companies which are not in competition with the

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Company or any Group Company provided the Chairman has given his prior written consent and provided such activities do not conflict those of the Company or any Group Company (under clause 13.1) and do not impact on the Executive’s duties in clause 1.

13.3     Notwithstanding clause 13.2, the Executive may hold for investment purposes an interest (as defined by Schedule 13 Companies Act 1985) of up to 3 per cent in nominal value or (in the case of securities not having a nominal value) in number or class of securities in any class of securities listed or dealt in a Recognised Investment Exchange, provided that the Company which issued the securities does not carry on a business which is similar to or competitive with any business for the time being carried on by any company in the Group.

SHARE DEALING AND OTHER CODES OF CONDUCT

14.     The Executive will comply with all codes of conduct adopted from time to time by the Board and with all applicable rules and regulations of the UK Listing Authority and any other relevant regulatory bodies, including the Model Code on dealings in securities.

DISCIPLINARY AND GRIEVANCE PROCEDURE

15.     There is no formal disciplinary or grievance procedure which applies to the Executive. If the Executive has any grievance he may apply in writing to the Chairman of the Company who personally will propose a solution.

SUSPENSION

16.1	The Company may:

16.1.1	suspend the Executive if it considers this appropriate for up to 3 months;

16.1.2	if notice to terminate the Executive’s employment has been given by either the Executive or the Company, require the Executive to:

	(i)	undertake different duties or cease performing all duties for up to six months of the notice period; and/or

	(ii)	cease attending any premises of the Company or any Group Company for up to six months; and/or

	(iii)	resign with immediate effect from any offices the Executive holds in the Company or any Group Company (and any related trusteeships); and/or

	(iv)	refrain from any business contact with any customers, clients or employees of the Company or any Group Company for up to six months; and/or

	(v)	take any holiday which has accrued under clause 11.

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16.2     The provisions of clause 13 will remain in full force and effect during any period of suspension under clause 16. Any period of suspension under clause 16.1 will be on full basic salary and benefits. The duration of any period of suspension under clause 16.1.2 will count towards the period for which the restriction in clauses 2(i) - (iii) of the Schedule to this letter apply (as stated in clause 8 of the Schedule).

16.3     The Company may also suspend the Executive during any period in which the Company is conducting a disciplinary investigation into alleged acts or defaults by the Executive. The provisions of clause 13 will remain in full force and effect during any period of suspension under this clause 16.3. Such suspension will be on full basic salary and benefits (save that the Executive will not be entitled to earn or be paid any bonus during any period of suspension unless the allegations are unfounded).

TERMINATION

17.1     Either the Company or the Executive may terminate the Executive’s Employment at any time by giving to the other 12 months’ written notice. This Agreement will terminate immediately without notice when the Executive reaches age 60.

17.2     Notwithstanding clause 17.1 the Company may terminate this contract without notice and without compensation if, after investigation, it has reason to believe that the Executive:

(a)	has committed any serious or repeated breach of any of his obligations under this Agreement;

(b)	is guilty of any dishonesty or disreputable conduct which is likely substantially to affect the Company’s reputation; or

(c)	is guilty of any gross or serious misconduct or serious neglect of duty after receiving a warning; or

(d)	has substantially breached the Company’s policies or procedures; or

(e)	is charged with a criminal offence (other than a road traffic offence not subject to a custodial sentence); or

(f)	is disqualified from acting as a director of a company by order of a competent court; or

(g)	is declared bankrupt or makes any arrangement with or for the benefit of his creditors or has an interim order made against him under Part VIII of the Insolvency Act 1986 or has a county court administration order made against him under the County Court Act 1984; or

(h)	resigns his directorship of the Company (other than at the explicit request of the Board).

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This clause shall not restrict any other right the Company may have (whether at common law or otherwise) to terminate the Employment summarily. Any delay by the Company in exercising its rights under this clause shall not constitute a waiver of those rights.

17.3     The Company may also terminate the Employment by giving 12 months notice to the Executive if the Executive is unable (whether due to illness or otherwise) properly and effectively to perform his duties under this Agreement for a period or periods totalling (in aggregate) 9 months in any consecutive period of 12 months, provided that the Company will not terminate the Employment if to do so would have the effect of causing the Executive to forfeit any entitlement to benefit under the Company’s permanent health insurance arrangements. In these circumstances, the Company may take such steps as it considers appropriate in relation to the Employment including, without limitation, discontinuing salary and all other rights and benefits provided under this Agreement (apart from permanent health benefits).

17.4     The Company may, in its sole discretion, also terminate the Executive’s employment by giving written notice to him that it is exercising its discretion under this clause 17.4 to terminate the Employment with effect from such date as is specified in the notice (the Termination Date). In such a case the Company shall be obliged to pay to the Executive a sum (the Payment in Lieu of Notice) equal to:

(a)	the basic annual salary which the Executive would have been entitled to receive under this Agreement during the notice period referred to in clause 17.1 if notice had been given on the Termination Date (or, if notice has already been given, during the remainder of the notice period); and

(b)	the cost of contributions which would have been made by the Company towards the cost of retirement provision for the Executive during that period. Alternatively, the Company may, if it so chooses, make the contributions directly to the Executive’s pension arrangements to provide him with retirement benefits in respect of the unexpired portion of the notice period (or part thereof);

(c)	the value of any bonus payment which would have been made under clause 5. The payment made in respect of bonus under this clause 17.4 shall be not less than the amount which is equal to the bonus payment (if any) received by the Executive in respect of the bonus year preceding the Termination Date. Where the Payment in Lieu of Notice is in respect of a period which is less than one year, any payment in respect of bonus shall be adjusted downwards as applicable; and

(d)	the cost of the other contractual benefits which the Executive would have been entitled to receive during that period. Alternatively the Company may, if it so chooses, continue to provide those contractual benefits during that period.

17.5     The Payment in Lieu of Notice shall be subject to such deductions as the Company may be required to make and shall be in full and final settlement of all claims the Executive may have against the Company or any Group Company (whether known or unknown) arising out of or in connection with the termination of

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the Employment and the Executive’s directorship of the Company or any Group Company. The Payment in Lieu of Notice may, at the Company’s discretion, be paid as a lump sum (within 10 working days of the last day of the Employment) or in equal monthly instalments from the Termination Date until the date which is twelve months after the Termination Date (or if notice had already been served before the Termination Date, the remainder of the notice period) or if sooner, the date on which the Executive commences an alternative employment at a basic annual salary in excess of 50% of the Executive’s basic annual salary under this Agreement at the Termination Date (unless the Company elects, at its discretion, to disregard such an employment for the purposes of this clause). Any entitlement which the Executive has or may have under any share related incentive scheme shall be determined in accordance with the rules of such scheme. For the avoidance of doubt, (1) the Company is only to be taken as exercising the right given by this clause, and accordingly to be liable for the Payment in Lieu of Notice, if it gives the written notice referred to above explicitly invoking this clause; and (2) any delay or error in the Payment in Lieu of Notice shall not affect the lawfulness of a termination under this clause.

17.6     Upon termination of the Employment (whether in breach of contract or not) the Executive will:

(a)	at the Company’s request promptly resign in writing as a director of the Company and any Group Company. The Secretary of the Company is irrevocably authorised to sign letters of resignation on the Executive’s behalf if he fails to do so;

(b)	promptly return to the Company any property of the Company and any Group Company (including any company car, keys, Company documents and any copies);

(c)	immediately pay to the Company or any Group Company all outstanding loans or other amounts due or owed to the Company or any Group Company. The Executive confirms that, should he fail to do so, the Company is to be treated as authorised to deduct from any amounts due or owed to the Executive by the Company (or any other Group Company) a sum equal to such amounts.

17.7     The Executive will not at any time after termination of the Employment represent himself as being in any way concerned with or interested in the business of, or employed by, the Company or any other Group Company.

LIQUIDATED DAMAGES

18.1     If the Employment is terminated otherwise than in accordance with the terns of this Agreement (including, without limitation, if the Executive is constructively dismissed) the Company will pay to the Executive a liquidated sum calculated by reference to the Payment in Lieu of Notice set out in clause 17.4 (or the Special Payment in Lieu of Notice under clause 19.4 as appropriate) and paid subject to the terms of clause 17.5. In consideration for this payment the Executive agrees to remain bound by the post-termination restrictions in the Schedule to this Agreement.

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18.2     For the purpose of clause 18.1 constructive dismissal shall include (but not be limited to):

(i)	the Executive’s removal from the office of director of the Company (other than by retirement by rotation pursuant to the Articles of Association of the Company) or from the position of Chief Executive Officer of the Company during the Employment without his consent on grounds insufficient to justify such removal; or

(ii)	the alteration by the Company without the Executive’s consent of his duties and responsibilities so that the Executive’s overall status in the Company is materially reduced; or

(iii)	the relocation by the Company without the Executive’s consent of his normal place of work to a location which is more than 50 miles from Stockley Park, Uxbridge.

CHANGE OF CONTROL

19.1    For the purposes of this clause 19.1:

Control means the power of any person whether alone or together with any person acting in concert with him to control the composition of the board of directors of the Company or otherwise to secure whether by means of the holding of shares or the possession of voting power in relation to the Company or any other body corporate or by virtue of any powers conferred by the articles of association or any other document or agreement regulating the Company or any other body corporate that the affairs of the Company are conducted with the wishes of that person; and

Change of Control means: (i) the disposal of all or substantially all of the Company; or (ii) the acquisition by any person whether alone or together with any person acting in concert with him of Control of the Company; but shall not mean an acquisition of Control of the Company by another company the shares of which, immediately following such an acquisition, are all held by the holders of the shares of the Company immediately prior to such an acquisition in materially the same proportion as they held shares in the Company immediately prior to such an acquisition PROVIDED THAT the following shall not constitute a Change of Control:

(a)	the demerger to BT shareholders of shares in any company which constitutes or becomes the holding company of the BT Wireless Business; and

(b)	in the event of a partial sale by BT of the BT Wireless Business (including, but not limited to, an initial public offering of shares in the holding company of the BT
Wireless Business), the subsequent reduction below 50% of BT’s shareholding in the holding company of the BT Wireless Business.

19.2     If a Change of Control occurs the period of notice which the Company or the Executive is required to give to the other to terminate the employment in accordance with clause 17.1 will be unaffected and will remain as 12 months.

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19.3     For the period of 12 months following a Change of Control clause 17.4 shall be replaced by clause 19.4 unless clause 17.4 has already been operated prior to the Change of Control.

19.4     The Company may, in its sole discretion, also terminate the Executive’s employment by giving written notice to the Executive that it is exercising its discretion under this clause 19.4 to terminate the Employment with effect from such date as is specified in the notice (the Termination Date). In such a case the Company shall be obliged within 10 working days after the Termination Date to pay to the Executive a sum (the Special Payment in Lieu of Notice) equal to:

(a)	the basic annual salary which the Executive would have been entitled to receive under the terms of this Agreement during the notice period referred to in clause 17.1 if notice had been given on the Termination Date (or, if notice has already been given, during the remainder of the notice period);

(b)	the cost of contributions which would have been made by the Company towards the cost of retirement provision for the Executive during that period. Alternatively, the Company may, if it so chooses, make the contributions directly to the Executive’s pension arrangements to provide the Executive with retirement benefits in respect of the unexpired portion of the Executive’s notice period (or part thereof);

(c)	the cost of the other contractual benefits which the Executive would have been entitled to receive during that period. Alternatively, the Company may, if it so chooses, continue to provide those contractual benefits during that period; and

(d)	the value of the Executive’s bonus (which shall be deemed to be the maximum achievable in respect of the financial year in which the Change of Control occurs). Where the Special Payment in Lieu of Notice is in respect of a period which is less than one year, any payment in respect of bonus shall be adjusted downwards as applicable based on the achievement of maximum bonus; and

(e)	the value of share scheme rights, computed in accordance with clause 19.5.

19.5 For the purposes of clause 19.4(e), the value of share scheme rights shall be determined as A minus B where:

A	is the aggregate value, on the date of the Change of Control, of the Executive’s outstanding share awards and share options, without regard to any performance condition to which the awards and options are or may be subject; and

B	is the aggregate value, on the date of the Change of Control, of those share awards and share options which were exercised or exercisable by the Executive between the date of the Change of Control and the Termination Date (as reduced by the operation of any applicable performance condition).

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For the purposes of this clause 19.5, the Executive may be required to waive any share awards or share options which, in accordance with their terms, may vest or become exercisable after the Termination Date.

19.6     The Special Payment in Lieu of Notice shall be subject to such deductions as the Company may be required to make and shall be in full and final settlement of all claims the Executive may have against the Company or any Group Company (whether known or unknown) arising out of or in connection with the termination of the Employment and the Executive’s directorship of the Company or any Group Company. For the avoidance of doubt, (1) the Company is only to be taken as exercising the right given by this clause, and accordingly to be liable for the Special Payment in Lieu of Notice, if it gives the written notice referred to above explicitly invoking this clause; and (2) any delay or error in the Special Payment in Lieu of Notice shall not affect the lawfulness of a termination under this clause.

MITIGATION

20.     For the purposes of paragraph 19 above, and not in any other circumstances, the payments set out (being payments made in accordance with this Agreement) will not be subject to mitigation, and will be paid irrespective of whether the Executive obtains alternative employment within the applicable notice period.

INTELLECTUAL PROPERTY

21.     It shall be part of the Executive’s normal duties (whether or not during normal working hours and whether or not at the Executive’s normal place of work) at all times to consider in what manner and by what new methods or devices the products, services, processes, equipment or systems of the Company with which he is concerned or for which he is responsible might be improved and to originate designs (whether registrable or not) or patentable work or other work in which copyright may subsist. Accordingly:

(a)	the Executive shall forthwith disclose full details of the same in confidence to the Company and shall regard himself in relation thereto as a trustee for the Company;

(b)	all intellectual property rights in such designs or work shall vest absolutely in the Company which shall be entitled, so far as the law permits, to the exclusive use thereof,

(c)	notwithstanding (b) above, the Executive shall at any time assign to the Company the copyright (by way of assignment of copyright) and other intellectual property rights, if any, in respect of all works written originated conceived or made by the Executive (except only those works written originated conceived or made by the Executive wholly outside his normal working hours hereunder and wholly unconnected with his service hereunder) during the continuance of the Employment; and

(d)	the Executive agrees and undertakes that at any time during or after the termination of the Employment he will execute such deeds or documents and

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do all such acts and things as the Company may deem necessary or desirable to substantiate its rights in respect of the matters referred to above including for the purpose of obtaining letters patent or other privileges in all such countries as the Company may require.

RESTRICTIONS AND CONFIDENTIALITY

22.     The Executive will be bound by the provisions of the covenants set out in the Schedule to this Agreement.

NOTICES

23.     Any notice or document may be served on the Executive personally or by posting it to his last known address or on the Company addressed to the Secretary as its registered office and if sent by first class post will be deemed to have been received with 24 hours of posting.

THE CONTRACT (RIGHTS OF THIRD PARTIES) ACT

24.     A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

MISCELLANEOUS

25.1     A reference to something being determined, specified or required by the Company includes a determination, specification or requirement from time to time.

25.2     This Agreement supersedes any previous agreement between BT or any BT Group Company or the Company or any Group Company and the Executive, whether oral or in writing.

25.3     This Agreement is governed by and shall be construed in accordance with the laws of England. The parties to this Agreement submit to the non-exclusive jurisdiction of the English courts.

SIGNED as a DEED and	)
DELIVERED by	)
PETER ERSKINE	)
in the presence of:	)

SIGNED for and on behalf of	)
mmO2 plc	)

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THE SCHEDULE

1.	In this Schedule:

	(a)	effective date of termination has the meaning given to it by Section 97(1) of the Employment Rights Act 1996;

	(b)	in any capacity means on the Executive’s own behalf or jointly with or on behalf of any person, firm or company;

	(c)	Confidential Information means confidential information of any Group Company which would be of value to a competitor or could reasonably enable a competitor to obtain an unfair advantage in trading in competition with any Group Company. For the purposes of this Schedule it includes but is not limited to business and strategic plans, marketing, financial, sales and customer information;

	(d)	Business means the business of the provision of mobile telephony and Internet services (including but not limited to the provision of mobile data services).

2.	Since the Executive will obtain in the course of the Employment trade secrets and Confidential Information and personal knowledge of customers and employees of the Company and other Group Companies, the Executive agrees to be bound by the following covenants:

(i)	For 12 months immediately following the effective date of termination of the Employment (howsoever arising and whether or not lawful) the Executive will not in any capacity carry on, be engaged or employed or be concerned or interested in any business, or take steps to set up, promote or facilitate the establishment of any business which competes or is about to compete with the parts of the Business with which the Executive has been actively involved at any time during the period of 24 months prior to the effective date of termination of the Employment, within:

	(a)	the United Kingdom;

	(b)	Germany, Netherlands, Ireland and France; or

	(c)	any other country to which the Company expands its Business and in respect of which the Executive had personal and material dealings.

(ii)	For 12 months immediately following the effective date of termination of the Employment the Executive will not in any capacity for the purposes of any business which competes or is about to compete with the Business canvass, solicit, deal with or accept business or custom from any person, firm or company:

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(a) that was a business customer of the Company or any Group Company at any time during the 12 months immediately preceding the effective date of termination of the Employment (the 12 month Period); and

(b) with whom or with which the Executive in the course of the Employment personally had material dealings during the 12 month Period.

(iii)	For 12 months immediately following the effective date of termination of the Employment the Executive will not seek to entice away or offer engagement or employment to any designated employee to work for any business which competes or is about to compete with the Business. A designated employee is (i) an employee who is employed wholly or mainly as a manager or in a position above management; or (ii) an employee of the Company or any Group Company who has knowledge of trade secrets or Confidential Information or knowledge of and connections with or influence over customers of the Company or any Group Company; and (in both cases) with whom the Executive had personal and material dealings during the 12 months immediately preceding the effective date of termination of the Employment.

(iv)	Any reference to “engagement or employment” in this clause means engagement or employment whether under a contract or otherwise and if under a contract includes a contract of employment, or a contract for services or any other form of contract and the terms “engage” and “employ” and their derivatives shall be construed in accordance with this definition.

3.	The Executive will, at the request and expense of the Company, enter into a separate agreement with any Group Company that the Company may reasonably require under the terms of which the Executive will agree to be bound by restrictions corresponding to those contained in clause 2(i)-(iii) inclusive (or such as may be appropriate in the circumstances).

4.	The Executive acknowledges that the restraints contained in this Schedule and each of them are necessary to protect the legitimate interests of the Company and the Group Companies, and that the same are no wider than reasonably necessary for that purpose, and are reasonable as between the parties to this Agreement.

5.	If any of the restrictions contained in this Schedule shall be adjudged to be void or ineffective or unenforceable for whatever reason but would be adjudged to be valid and effective if part of the wording were deleted or the periods reduced or the area reduced in scope, they shall apply with such modifications as may be necessary to make them valid and effective.

6.	For the avoidance of doubt it is expressly agreed that each of the sub-clauses (i)-(iii) in Clause 2 is intended to contain separate and severable restraints and if any one or more of such sub-clauses are for any reason unenforceable in whole or in part, then the other sub-clauses shall nonetheless be and remain effective.

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7.	The Executive agrees with the Company on its own behalf and on behalf of each Group Company that he will not (except as ordered by a court or regulatory body) communicate or divulge (or permit communication or divulgence) to any person or company or in any way use for his own purposes or for any purpose other than that of the Company or any Group Company, any trade secrets or Confidential Information of whatsoever nature acquired by the Executive during the Employment, whether relating to the business or affairs of any member of the Company or any Group Company or to persons with whom any member of the Company or any Group Company has dealings. This restriction shall apply both during the Employment with the Company and after its cessation but shall cease to apply to any information which is in or comes into the public domain otherwise than by reason of any default by the Executive.

8.	The period during which the restrictions referred to in clauses 2(i)-(iii) inclusive shall apply following the effective date of termination shall be reduced by the amount of time during which, if at all, the Company suspends the Executive under the provisions of clause 16.2.

9.	The Executive agrees that if, during either the Employment with the Company or the period of the restrictions set out in 2(i)-(iii) inclusive he receives an offer of employment or engagement, the Executive will provide a copy of this Schedule to the offeror as soon as is reasonably practicable after receiving the offer and if he accepts the offer he will inform the Company immediately.

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14 September 2001

mmO2 plc

DAVID FINCH

SERVICE AGREEMENT

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THIS AGREEMENT is made on 14 September 2001

BETWEEN

(1)	mmO2 plc, a company which has its registered office at 5 Long Walk Road, Stockley Park East, Uxbridge, Middlesex, UB11 ITT (the Company ); and

(2)	DAVID FINCH of 59 Ridgway Place, Wimbledon, London SW19 4SP (the Executive)

IT IS AGREED as follows:

DEFINITIONS

1.     In this Agreement the following expressions shall have the following meanings:

Board means the board of directors of the Company or a duly constituted committee of the board of directors;

BT means British Telecommunications plc;

CEO means the Chief Executive Officer of the Company or his designated nominee;

Chairman means the Chairman of the Board;

Effective Date means the date of admission of the Company’s shares to trading on the London Stock Exchange (anticipated to be 19 November 2001) (the Demerger );

Employment means the Executive’s employment in accordance with the terms and conditions of this Agreement;

Group Company means the Company, any holding company of the Company and any subsidiary of the Company or of any such holding company (with holding company and subsidiary having the meanings given, to them by section 736 Companies Act 1985);

Recognised Investment Exchange has the meaning given to it by section 207 of the Financial Services Act 1986; and

Remuneration Committee means the Remuneration Committee of the Board.

JOB DESCRIPTION AND DUTIES

1.1     The Executive is employed by the Company as Chief Financial Officer with effect from the Effective Date. The Executive’s period of continuous employment for statutory purposes began on 1 August 2001.

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1.2     The Executive will be required to devote his full time and attention during normal working hours to the proper performance of his duties, together with such additional hours as may be reasonably required.

1.3     The Executive shall comply with all directions and shall diligently perform all such duties and exercise all such powers as are lawfully and properly assigned to him from time to time by the Board. The Executive shall be a director of the Company and his duties as a director of the Company or any other Group Company will be subject to the Articles of Association of the relevant company for the time being.

1.4     The Executive will perform such duties for the Company at such locations in the United Kingdom or overseas as the CEO may specify. The Executive’s initial place of work will be Stockley Park, Uxbridge but the Company reserves the right to ask the Executive to relocate to any location as may be reasonably necessary. In the event that the Executive’s normal place of work is relocated more than 30 miles from Stockley Park, Uxbridge (so that it may be necessary for him to move house), the cost of the Executive’s relocation will be paid by the Company or BT.

1.4     The Executive may be required to travel on the business of the Company and other Group Companies anywhere within the United Kingdom or overseas.

BASIC ANNUAL SALARY

2.1     The Executive’s basic annual salary is £350,000 (less such deductions as the Company is required to make), payable monthly in arrears. Basic salary will be inclusive of all fees and other remuneration to which the Executive may be or become entitled as an officer of the Company or of any other Group Company.

2.2     The Executive’s salary will be reviewed annually during the Employment, with the first review to take place in June 2002.

BONUS

3.     The Executive will be eligible to participate in an annual bonus scheme, the details of which will be determined by the Remuneration Committee. Initially, the Bonus Scheme will reward the Executive for his performance and the performance of the Company in the previous year as determined by the Remuneration Committee, by providing for an annual cash bonus of up to 75% of the Executive’s basic annual salary, with 50% of basic annual salary being paid for on target performance.

SHARE SCHEMES

4.1	As soon as possible after the Demerger, the Executive will be recommended for the following initial share awards subject to the approval of the Remuneration Committee:

4.1.1	an award of options over Company shares under the Share Option element of the Company’s Executive Share Portfolio with an aggregate exercise price equivalent to 3 x basic annual salary, to cliff vest after three years subject to

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satisfaction of performance targets determined by the Remuneration Committee and in accordance with the rules of the scheme; and

4.1.2	an award of restricted shares under the Company’s Executive Share Portfolio, equivalent to 1.5 x basic annual salary, to vest in three equal tranches on the first and second and third anniversaries of the date of grant. The vesting of the third tranche on the third anniversary of the date of grant will be conditional on the Executive making (within 12 months of Demerger) and retaining until vesting a personal investment in ordinary shares in the Company equal to 0.5 x basic annual salary; any other terms relating to the vesting of this tranche will be determined by the Remuneration Committee and notified to the Executive prior to Demerger.

4.2     It is the Company’s intention to make annual grants of share awards and it is currently expected that these awards will be granted under the Share Option element of the Company’s Share Portfolio referred to in paragraph 4.1.1 above. The level of awards will be decided by the Company’s Remuneration Committee, but it is anticipated that the Executive will be recommended for an award of options over Company shares with an aggregate exercise price equivalent to 3 x basic annual salary per annum subject to satisfaction of performance targets determined by the Company’s Remuneration Committee and in accordance with the rules of the scheme.

PENSION AND LIFE ASSURANCE

5.1     The Executive will be entitled to join the Company pension scheme which will be established (the Scheme), subject to the terms and conditions of the documents governing the Scheme from time to time in force and to any Inland Revenue or other applicable limits. The Company will during the Employment replicate the Executive’s existing pension benefits (whether approved or unapproved) with Exel Plc. The Executive will receive a separate letter detailing the pension provisions, and terms of this letter will form part of this Agreement.

5.2     The Company will during the Employment pay for the benefit of the Executive subscriptions to the Company’s life assurance arrangements to provide the Executive with cover of 4 x basic salary.

HEALTHCARE AND PERMANENT HEALTH INSURANCE

6.1     The Executive and his wife and any dependent children under the age of 18 (or 21 if still in full-time education) will be eligible for membership of the Company’s Healthcare Scheme which covers some of the cost of medical treatment in the UK subject to the terms of the Scheme as amended from time to time. As an alternate, and subject to the consent of the current provider of this cover, the Company will pay an appropriate premium to continue the Executive’s current cover to the extent that the premium is not more than that payable under the Company’s scheme.

6.2     The Executive will be eligible to participate in the Company’s permanent health insurance scheme subject to the consent of the provider and the rules of the scheme.

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6.3     The Company may at its expense require the Executive to be examined by a medical practitioner of the Company’s choice. The persons within the Company to whom a copy of any medical report may be made available shall be determined on a case by case basis.

COMPANY CAR

7.     The Executive will be eligible for a company car or the cash in lieu alternative (Cash Alternative) in line with the Company’s policy. Neither the car nor the Cash Alternative will constitute pensionable earnings. Additionally, the Executive is eligible for a free fuel card for fuel for private use. The car policy is currently under review and the Executive will be notified in advance about any replacement benefit which shall be calculated so as to adequately compensate the Executive for loss of his company car or the Cash Alternative.

PROFESSIONAL SUBSCRIPTIONS

8.     The Executive will be reimbursed subscriptions to professional bodies where the CEO considers it to be in the Company’s interests.

TAX/FINANCIAL PLANNING

9.     The Company will meet the cost of personal tax and financial planning advice for the Executive up to a value of £5,000 excluding VAT per annum for the 2001/2002 financial year.

EXPENSES

10.     The Company will reimburse authorised expenses properly incurred in the course of the Executive’s duties against receipts or other proof of expenditure.

HOLIDAY

11.1    The Executive is entitled to paid English bank and public holidays and to 25 days paid holiday in each year (1 April to 31 March) or on a pro-rata basis as appropriate, rising to 30 days on the date which is five years after the date of commencement of your employment with BT. Holiday may not be carried over to a subsequent holiday year.

11.2    Any outstanding leave must be taken during the Executive’s notice period and no payment will be made for any unused annual leave as at the termination of the Employment (unless the CEO has not allowed outstanding holiday to be taken during the Executive’s notice period). If the Executive has taken more working days’ paid holiday than his accrued entitlement, the Company is permitted to deduct the appropriate amount from the Executive’s final salary instalment (which deduction shall be made on the basis that each day of paid holiday is equivalent to 1/260 of basic annual salary).

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SICKNESS AND OTHER INCAPACITY

12.     Subject to the Executive’s compliance with the Company’s policy on notification and certification of periods of absence from work, the Executive will, if absent from work through sickness, injury or other incapacity, be entitled to receive sick pay of:

(a)	one-twelfth of basic annual salary for each month in the first six months; and

(b)	one twenty-fourth of basic annual salary for each month in the next six months in total in any period of two years. Such payment will be inclusive of any entitlement to statutory sick pay and any benefits payable under any Company permanent health insurance scheme. Thereafter any entitlement to sick pay will be subject to the terms of the Company’s permanent health insurance arrangements.

OTHER INTERESTS

13.1    The Executive will promote, and not do anything which is harmful or conflicts with, the interests and reputation of the Company or any Group Company.

13.2    During the Executive’s employment with the Company, the Executive will not without obtaining the written consent of the CEO of the Company:

(a)	work for any other person, business organisation or company; or

(b)	hold more than 3% of the issued share capital in any business or company that is or is likely to complete with the business of the Company.

SHARE DEALING AND OTHER CODES OF CONDUCT

14.     The Executive will comply with all codes of conduct adopted from time to time by the Board and with all applicable rules and regulations of the UK Listing Authority and any other relevant regulatory bodies, including the Model Code on dealings in securities.

DISCIPLINARY AND GRIEVANCE PROCEDURE

15.     There is no formal disciplinary or grievance procedure which applies to the Executive. If the Executive has any grievance he may apply in writing to the CEO who personally will propose a solution or refer the matter to the Chairman.

SUSPENSION

16.1	The Company may:

16.1.1	suspend the Executive if it considers this appropriate for up to 3 months;

16.1.2	if notice to terminate the Executive’s employment has been given by either the Executive or the Company, require the Executive to:

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(i)	undertake different duties or cease performing all duties for up to six months of the notice period; and/or

(ii)	cease attending any premises of the Company or any Group Company for up to six months; and/or

(iii)	resign with immediate effect from any offices the Executive holds in the Company or any Group Company (and any related trusteeships); and/or

(iv)	refrain from any business contact with any customers, clients or employees of the Company or any Group Company for up to six months; and/or

(v)	take any holiday which has accrued under clause 11.

16.2     The provisions of clause 13 will remain in full force and effect during any period of suspension under clause 16. Any period of suspension under clause 16 will be on full basic salary and benefits. The duration of any period of suspension under clause 16.1.2 will count towards the period for which the restriction in clauses 2(i) – (iii) of the Schedule to this letter apply (as stated in clause 8 of the Schedule).

16.3     The Company may also suspend you during any period in which the Company is conducting a disciplinary investigation into alleged acts or defaults by you. The provisions of clause 13 will remain in full force and effect during any period of suspension under this clause 16.3. Such suspension will be on full basic salary and benefits (save that you will not be entitled to earn or be paid any bonus during any period of suspension unless the allegations are unfounded).

TERMINATION

17.1    Either the Company or the Executive may terminate the Executive’s Employment at any time by giving to the other 12 months’ written notice. This Agreement will terminate immediately without notice when the Executive reaches age 60.

17.2    Notwithstanding clause 17.1 the Company may terminate this contract without notice and without compensation if it has reason to believe that the Executive:

(a)	is guilty of any dishonesty or disreputable conduct which is likely substantially to affect the Company’s reputation; or

(b)	is guilty of any gross or serious misconduct or serious neglect of duty after receiving a warning; or

(c)	has committed a serious breach of any of the Company’s policies or procedures which have been notified to and which apply to the Executive.

Any delay by the Company in exercising its rights under this clause shall not constitute a waiver of those rights.

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17.3    The Company may also terminate the Employment by giving 12 months’ notice to the Executive if the Executive is unable (whether due to illness or otherwise) properly and effectively to perform his duties under this Agreement for a period or periods totalling (in aggregate) 9 months in any consecutive period of 12 months, provided that the Company will not terminate the Employment if to do so would have the effect of causing the Executive to forfeit any entitlement to benefit under the Company’s permanent health insurance arrangements. In these circumstances, the Company may take such steps as it considers appropriate in relation to the Employment including, without limitation, discontinuing salary and all other rights and benefits provided under this Agreement (apart from permanent health benefits).

17.4     The Company may, in its sole discretion, also terminate the Executive’s employment by giving written notice to him that it is exercising its discretion under this clause 17.4 to terminate the Employment with effect from such date as is specified in the notice (the Termination Date). In such a case the Company shall be obliged to pay to the Executive a sum (the Payment in Lieu of Notice) equal to:

(a)	the basic annual salary which the Executive would have been entitled to receive under this Agreement during the notice period referred to in clause 17.1 if notice had been given on the Termination Date (or, if notice has already been given, during the remainder of the notice period); and

(b)	the cost of contributions which would have been made by the Company towards the cost of retirement provision for the Executive during that period. Alternatively, the Company may, if it so chooses, make the contributions directly to the Executive’s pension arrangements to provide him with retirement benefits in respect of the unexpired portion of the notice period (or part thereof);

(c)	the value of any bonus payment which would have been made under clause 3. The payment made in respect of bonus under this clause 17.4 shall be not less than the amount which is equal to the bonus payment (if any) received by the Executive in respect of the bonus year preceding the Termination Date. Where the Payment in Lieu of Notice is in respect of a period which is less than one year, any payment in respect of bonus shall be adjusted downwards as applicable; and

(d)	the cost of the other contractual benefits which the Executive would have been entitled to receive during that period. Alternatively the Company may, if it so chooses, continue to provide those contractual benefits during that period.

17.5    The Payment in Lieu of Notice shall be subject to such deductions as the Company may be required to make and shall be in full and final settlement of all claims the Executive may have against the Company or any Group Company (whether known or unknown) arising out of or in connection with the termination of the Employment and the Executive’s directorship of the Company or any Group Company. The Payment in Lieu of Notice may, at the Company’s discretion, be paid as a lump sum (within 10 working days of the last day of the Employment) or in equal monthly instalments from the Termination Date until the date which is twelve months after the Termination Date (or if notice had already been served before the

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Termination Date, the remainder of the notice period) or if sooner, the date on which the Executive commences alternative employment. Any entitlement which the Executive has or may have under any share related incentive scheme shall be determined in accordance with the rules of such scheme. For the avoidance of doubt, (1) the Company is only to be taken as exercising the right given by this clause, and accordingly to be liable for the Payment in Lieu of Notice, if it gives the written notice referred to above explicitly invoking this clause; and (2) any delay or error in the Payment in Lieu of Notice shall not affect the lawfulness of a termination under this clause.

17.6     Upon termination of the Employment the Executive will at the Company’s request promptly resign in writing as a director of the Company and any Group Company and will promptly return to the Company any property of the Company and any Group Company. The Secretary of the Company is irrevocably authorised to sign letters of resignation on the Executive’s behalf if he fails to do so.

LIQUIDATED DAMAGES

18.1     If the Employment is terminated otherwise than in accordance with the terms of this Agreement (including, without limitation, if the Executive is constructively dismissed) the Company will pay to the Executive a liquidated sum calculated by reference to the Payment in Lieu of Notice set out in clause 17.4 (or clause 19.4 as appropriate) and paid subject to the terms of clause 17.5. The liquidated sum will be subject to such deductions as the Company may be required to make and will be in full and final settlement of any claims which the Executive has or may have against the company or any other Group Company arising out of or in connection with the Executive’s employment or its termination. In consideration for this payment the Executive agrees to remain bound by the post-termination restrictions in the Schedule to this Agreement.

18.2    For the purpose of clause 18.1 constructive dismissal shall include (but not be limited to):

(i)	the Executive’s removal from the office of director of the Company (other than by retirement by rotation pursuant to the Articles of Association of the Company) or from the position of Chief Financial Officer of the Company during the Employment without his consent on grounds insufficient to justify such removal; or

(ii)	the alteration by the Company without the Executive’s consent of his duties and responsibilities so that the Executive’s overall status in the Company is materially reduced; or

(iii)	the relocation by the Company without the Executive’s consent of his normal place of work to a location which is more than 30 miles from Stockley Park, Uxbridge.

CHANGE OF CONTROL

19.1    For the purposes of this clause 19.1:

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Control means the power of any person whether alone or together with any person acting in concert with him to control the composition of the board of directors of the Company or otherwise to secure whether by means of the holding of shares or the possession of voting power in relation to the Company or any other body corporate or by virtue of any powers conferred by the articles of association or any other document or agreement regulating the Company or any other body corporate that the affairs of the Company are conducted with the wishes of that person; and

Change of Control means: (i) the disposal of all or substantially all of the Company; or (ii) the acquisition by any person whether alone or together with any person acting in concert with him of Control of the Company; but shall not mean an acquisition of Control of the Company by another company the shares of which, immediately following such an acquisition, are all held by the holders of the shares of the Company immediately prior to such an acquisition in materially the same proportion as they held shares in the Company immediately prior to such an acquisition.

19.2    If a Change of Control occurs the period of notice which the Company or the Executive is required to give to the other to terminate the employment in accordance with clause 17.1 will be unaffected and will remain as 12 months.

19.3    For the period of 12 months following a Change of Control clause 17.4 shall be replaced by clause 19.4 unless clause 17.4 has already been operated prior to the Change of Control.

19.4    The Company may, in its sole discretion, also terminate the Executive’s employment by giving written notice to the Executive that it is exercising its discretion under this clause 19.4 to terminate the Employment with effect from such date as is specified in the notice (the Termination Date). In such a case the Company shall be obliged within 10 working days after the Termination Date to pay to the Executive a sum (the Payment in Lieu of Notice) equal to:

(a)	the basic annual salary which the Executive would have been entitled to receive under the terms of this Agreement during the notice period referred to in clause 17.1 if notice had been given on the Termination Date (or, if notice has already been given, during the remainder of the notice period);

(b)	the cost of contributions which would have been made by the Company towards the cost of retirement provision for the Executive during that period. Alternatively, the Company may, if it so chooses, make the contributions directly to the Executive’s pension arrangements to provide the Executive with retirement benefits in respect of the unexpired portion of the Executive’s notice period (or part thereof);

(c)	the cost of the other contractual benefits which the Executive would have been entitled to receive during that period. Alternatively, the Company may, if it so chooses, continue to provide those contractual benefits during that period; and

(d)	the value of the Executive’s bonus (which shall be deemed to be the maximum achievable in respect of the financial year in which the Change of Control occurs). Where the Payment in Lieu of Notice is in respect of a period which

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is less than one year, any payment in respect of bonus shall be adjusted downwards as applicable based on the achievement of maximum bonus; and

(e)	the value of share scheme rights, computed in accordance with clause 19.5.

19.5    For the purposes of clause 19.4(e), the value of share scheme rights shall be determined as A minus B where:

A	is the aggregate value, on the date of the Change of Control, of the Executive’s outstanding share awards and share options, without regard to any performance condition to which the awards and options are or may be subject; and

B	is the aggregate value, on the date of the Change of Control, of those share awards and share options which were exercised or exercisable by the Executive between the date of the Change of Control and the Termination Date (as reduced by the operation of any applicable performance condition).

For the purposes of this clause 19.5, the Executive may be required to waive any share awards or share options which, in accordance with their terms, may vest or become exercisable after the Termination Date.

19.6    The Payment in Lieu of Notice shall be subject to such deductions as the Company may be required to make and shall be in full and final settlement of all claims the Executive may have against the Company or any Group Company (whether known or unknown) arising out of or in connection with the termination of the Employment and the Executive’s directorship of the Company or any Group Company.

19.7    For the avoidance of doubt, (1) the Company is only to be taken as exercising the right given by this clause, and accordingly to be liable for the Payment in Lieu of Notice, if it gives the written notice referred to above explicitly invoking this clause; and (2) any delay or error in the Payment in Lieu of Notice shall not affect the lawfulness of a termination under this clause.

MITIGATION

20.     For the purposes of paragraph 19 above, and not in any other circumstances, the payments set out (being payments made in accordance with this Agreement) will not be subject to mitigation, and will be paid irrespective of whether the Executive obtains alternative employment within the applicable notice period.

INTELLECTUAL PROPERTY

21.     It shall be part of the Executive’s normal duties (whether or not during normal working hours and whether or not at the Executive’s normal place of work) at all times to consider in what manner and by what new methods or devices the products, services, processes, equipment or systems of the Company with which he is concerned or for which he is responsible might be improved and to originate designs

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(whether registrable or not) or patentable work or other work in which copyright may subsist. Accordingly:

(a)	the Executive shall forthwith disclose full details of the same in confidence to the Company and shall regard himself in relation thereto as a trustee for the Company;

(b)	all intellectual property rights in such designs or work shall vest absolutely in the Company which shall be entitled, so far as the law permits, to the exclusive use thereof;

(c)	notwithstanding (b) above, the Executive shall at any time assign to the Company the copyright (by way of assignment of copyright) and other intellectual property rights, if any, in respect of all works written originated conceived or made by the Executive (except only those works written originated conceived or made by the Executive wholly outside his normal working hours hereunder and wholly unconnected with his service hereunder) during the continuance of the Employment; and

(d)	the Executive agrees and undertakes that at any time during or after the termination of the Employment he will execute such deeds or documents and do all such acts and things as the Company may deem necessary or desirable to substantiate its rights in respect of the matters referred to above including for the purpose of obtaining letters patent or other privileges in all such countries as the Company may require.

RESTRICTIONS AND CONFIDENTIALITY

22.     The Executive will be bound by the provisions of the covenants set out in the Schedule to this Agreement.

CONTINUATION

23.     Paragraphs 17.6, 21 and 22 will continue in full force and effect after the termination of the Executive’s employment howsoever caused.

NOTICES

24.     Any notice or document may be served on the Executive personally or by posting it to his last known address or on the Company addressed to the Secretary at its registered office and if sent by first class post will be deemed to have been received with 24 hours of posting.

THE CONTRACT (RIGHTS OF THIRD PARTIES) ACT

25.     A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

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VARIATION

26.     The Company may vary paragraphs 5, 6, 7, 8, 11 and 13 but only after the Company has first consulted with the Executive and the Executive agrees to such variation.

MISCELLANEOUS

27.1     A reference to something being determined, specified or required by the Company includes a determination, specification or requirement from time to time.

27.2     With effect from the Effective Date, this Agreement supersedes any previous agreement between BT or any BT Group Company or the Company or any Group Company and the Executive, whether oral or in writing.

27.3     This Agreement is governed by and shall be construed in accordance with the laws of England. The parties to this Agreement submit to the non-exclusive jurisdiction of the English courts.

) ) ) )

SIGNED for and on behalf of mmO2 plc	) )

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THE SCHEDULE

1.	In this Schedule:

	(a)	effective date of termination has the meaning given to it by Section 97(1) of the Employment Rights Act 1996;

	(b)	in any capacity means on the Executive’s own behalf or jointly with or on behalf of any person, firm or company;

	(c)	Confidential Information means confidential information of any Group Company which would be of value to a competitor or could reasonably enable a competitor to obtain an unfair advantage in trading in competition with any Group Company. For the purposes of this Schedule it includes but is not limited to business and strategic plans, marketing, financial, sales and customer information;

	(d)	Business means the business of the provision of mobile telephony and Internet services (including but not limited to the provision of mobile data services).

2.	Since the Executive will obtain in the course of the Employment trade secrets and Confidential Information and personal knowledge of customers and employees of the Company and other Group Companies, the Executive agrees to be bound by the following covenants:

(i)	For 12 months immediately following the effective date of termination of the Employment (howsoever arising and whether or not lawful) the Executive will not in any capacity carry on, be engaged or employed or be concerned or interested in any business, or take steps to set up, promote or facilitate the establishment of any business which competes or is about to compete with the parts of the Business with which the Executive has been actively involved at any time during the period of 24 months prior to the effective date of termination of the Employment, within:

	(a)	the United Kingdom;

	(b)	Germany, Netherlands, Ireland and France; or

	(c)	any other country to which the Company expands its Business and in respect of which the Executive had personal and material dealings.

(ii)	For 12 months immediately following the effective date of termination of the Employment the Executive will not in any capacity for the purposes of any business which competes or is about to compete with the Business canvass, solicit, deal with or accept business or custom from any person, firm or company:

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(a) that was a business customer of the Company or any Group Company at any time during the 12 months immediately preceding the effective date of termination of the Employment (the 12 month Period); and

(b) with whom or with which the Executive in the course of the Employment personally had material dealings during the 12 month Period.

(iii)	For 12 months immediately following the effective date of termination of the Employment the Executive will not seek to entice away or offer engagement or employment to any designated employee to work for any business which competes or is about to compete with the Business. A designated employee is (i) an employee who is employed wholly or mainly as a manager or in a position above management; or (ii) an employee of the Company or any Group Company who has knowledge of trade secrets or Confidential Information or knowledge of and connections with or influence over customers of the Company or any Group Company; and (in both cases) with whom the Executive had personal and material dealings during the 12 months immediately preceding the effective date of termination of the Employment.

(iv)	Any reference to “engagement or employment” in this clause means engagement or employment whether under a contract or otherwise and if under a contract includes a contract of employment, or a contract for services or any other form of contract and the terms “engage” and “employ” and their derivatives shall be construed in accordance with this definition.

3.	The Executive will, at the request and expense of the Company, enter into a separate agreement with any Group Company that the Company may reasonably require under the terms of which the Executive will agree to be bound by restrictions corresponding to those contained in clause 2(i)-(iii) inclusive (or such as may be appropriate in the circumstances).

4.	The Executive acknowledges that the restraints contained in this Schedule and each of them are necessary to protect the legitimate interests of the Company and the Group Companies, and that the same are no wider than reasonably necessary for that purpose, and are reasonable as between the parties to this Agreement.

5.	If any of the restrictions contained in this Schedule shall be adjudged to be void or ineffective or unenforceable for whatever reason but would be adjudged to be valid and effective if part of the wording were deleted or the periods reduced or the area reduced in scope, they shall apply with such modifications as may be necessary to make them valid and effective.

6.	For the avoidance of doubt it is expressly agreed that each of the sub-clauses (i)-(iii) in Clause 2 is intended to contain separate and severable restraints and if any one or more of such sub-clauses are for any reason unenforceable in whole or in part, then the other sub-clauses shall nonetheless be and remain effective.

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7.	The Executive agrees with the Company on its own behalf and on behalf of each Group Company that he will not (except as ordered by a court or regulatory body) communicate or divulge (or permit communication or divulgence) to any person or company or in any way use for his own purposes or for any purpose other than that of the Company or any Group Company, any trade secrets or Confidential Information of whatsoever nature acquired by the Executive during the Employment, whether relating to the business or affairs of any member of the Company or any Group Company or to persons with whom any member of the Company or any Group Company has dealings. This restriction shall apply both during the Employment with the Company and after its cessation but shall cease to apply to any information which is in or comes into the public domain otherwise than by reason of any default by the Executive.

8.	The period during which the restrictions referred to in clauses 2(i)-(iii) inclusive shall apply following the effective date of termination shall be reduced by the amount of time during which, if at all, the Company suspends the Executive under the provisions of clause 16.3.

9.	The Executive agrees that if, during either the Employment with the Company or the period of the restrictions set out in 2(i)-(iii) inclusive he receives an offer of employment or engagement, the Executive will provide a copy of this Schedule to the offeror as soon as is reasonably practicable after receiving the offer and if he accepts the offer he will inform the Company immediately.

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Tel: +44 (0) 1753 628140 Fax: +44 (0) 1753 628142 e-mail: philip.bramwell@o2.com PA: +44 (0) 1753 628143

David Varney Esq River Thatch The Abbotsbrook Bourne End Bucks SL8 5QU	31st March 2003

PRIVATE AND CONFIDENTIAL

Dear David

Appointment as Chairman

On behalf of mmO2 plc, I am writing to confirm the terms of your appointment as Chairman of the board of directors of the Company. This letter will replace your existing service agreement with the Company dated 13 June 2001 (the Service Agreement) with effect from 1 April 2003.

Appointment

1.     Your appointment as Chairman remains subject to the provisions of the Articles of Association of the Company for the time being in force and to any necessary resolutions of shareholders. Subject to this, it is anticipated that your appointment will be for the period ending no later than the date of the Company’s Annual General Meeting for the financial year 2003/2004 (the Expiry Date). However the appointment may be terminated at any time prior to the Expiry Date by either party giving to the other three months prior written notice. The appointment will terminate automatically on the Expiry Date without the need for either party to give notice.

2.     Upon termination of your appointment you will at the Company’s request promptly resign in writing as a director of the Company (and as a member of any committee of the Board) and of any Group company. The Company Secretary is irrevocably authorised to sign a letter of resignation on your behalf if you fail to do so.

Wellington Street	Tel: +44 (0) 1753 628000
Slough Berkshire SL1 1YP	Fax: +44 (0) 1753 628003
United Kingdom

mmO2 plc Registered Office Wellington Street Slough Berkshire SL1 1YP Registered in England and Wales no. 4190833

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3.     Your appointment as Chairman will terminate forthwith if:

(a)	you are removed as a director by resolution passed at a General Meeting; or

(b)	you cease to be a director pursuant to any provision of the Articles of Association of the Company.

In any such event you will be retained as a senior employee of the Company and the Company will be entitled to terminate the appointment in accordance with clause 1.

Duties

4.     You will perform the duties of Chairman of the Board in accordance with the Company’s articles of association.

5.     You will devote such time to the affairs of the Company as is required by your duties as Chairman. It is envisaged that, on average, this would take the equivalent of between two and three days per week with 20 days holiday entitlement. The Company will agree with you the pattern of your attendance that may be required by the Company from time to time.

Fee

6.    You will be paid remuneration for your duties as Chairman an annual fee of £350,000. This fee will be paid to you (less any necessary statutory deductions) in equal instalments in accordance. Payment of the fee will be subject to the Company’s normal payment intervals. This fee will be inclusive of any membership of any Board committees.

7.     You will have no entitlement to any bonus during your appointment nor any entitlement to any further awards under any share scheme operated by the Company.

Expenses

8.     In addition to the fees described, the Company will reimburse you for all reasonable out of pocket expenses necessarily incurred in carrying out your duties. You will have no separate expense allowance.

Benefits

9.     For the duration of your appointment the Company will provide you with the following benefits:

(a)	life cover of 4 times salary;

(b)	membership of the Company’s Healthcare Scheme subject to the terms of the Scheme as amended from time to time;

(c)	a pool driver/driving service for your business use;

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(d)	office facilities in Slough and London to enable you to perform your duties as Chairman;

(e)	reimbursement for the cost of personal tax and financial planning advice for you up to a value of £5,000 excluding VAT per annum for each financial year; and

(f)	reimbursement for subscriptions to professional bodies where such subscriptions are in the interests of the Company.

Insurance

10.     The Company will maintain appropriate director’s and officer’s liability insurance for your benefit during your appointment (and continuing thereafter for so long as it is the Company’s policy to continue such insurance for former directors).

Other directorships and business interests

11.     The Company recognises that you may have other duties and business interests. Accordingly, you need to notify the Board of any conflict of interest which may arise due to your duties as Chairman of the Company and any other duties or business interests which you have.

12.     You accept that your duties as Chairman of the Company shall take priority over any other directorships or business interests which you may hold.

13.     During your appointment you will be required to obtain prior permission from the Board before accepting the chairmanship of any FTSE 100 company. Such permission will not be unreasonably withheld, but you are aware that the Board will need to have full regard to current best practice in considering such a proposal.

14.     If, during the appointment, you wish to accept any public appointment or further directorship, you will be required to obtain prior approval of the Company’s senior independent non-executive director. Such approval will not be unreasonably withheld provided (a) the likely time commitment for the other role will not affect your ability to give priority to your duties under this appointment, and (b) the other role does not give rise to competitive, conflict or reputational issues for the Company.

Confidentiality

15.     You must apply the highest standards of confidentiality, and not disclose to any person or company (whether during the course of this appointment or at any time after its termination), any confidential information concerning the Company and any Group Companies with which you come into contact by virtue of your position as a Chairman of the Company. The Company is able to arrange the disposal of papers which you no longer require.

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Termination

16.     On termination of your appointment as Chairman you will deliver to the Company all books, documents, papers and other property of or relating to the business of the Company or any Group Company which are in your possession, custody or power by virtue of your position as Chairman of the Company.

Dealings in the Company’s Securities

17.     It is a condition of your appointment that you adhere strictly to the Model Code for Securities Transactions by Directors of Listed Companies published by the UK Listing Authority, as in force from time to time, and any code of conduct relating to securities transactions by directors and specified employees issued by the Company from time to time. You will appreciate that confidentiality is particularly relevant in relation to dealings by Directors, including their immediate families.

Change of control

18.     For the purposes of this clause 18:

Control means the power of any person whether alone or together with any person acting in concert with him to control the composition of the board of directors of the Company or otherwise to secure whether by means of the holding of shares or the possession of voting power in relation to the Company or any other body corporate or by virtue of any powers conferred by the articles of association or any other document or agreement regulating the Company or any other body corporate that the affairs of the Company are conducted with the wishes of that person; and
Change of Control means: (i) the disposal of all or substantially all of the Company’s business; or (ii) the acquisition by any person whether alone or together with any person acting in concert with him of Control of the Company; but shall not mean an acquisition of Control of the Company by another company the shares of which, immediately following such an acquisition, are all held by the holders of the shares of the Company immediately prior to such an acquisition in materially the same proportion as they held shares in the Company immediately prior to such an acquisition.

If following a Change of Control your appointment is terminated prior to the Expiry Date (including, without limitation, if you are constructively dismissed) then you will be entitled to receive, and the Company (or its successor) will be obliged to pay an amount equal to the fee referred to in clause 6 and the cost to the Company of the provision for you of the benefits set out in this letter in respect of the period from the date of termination of your appointment until the Expiry Date.

Such payment shall be subject to such deductions as the Company may be required to make and shall be in full and final settlement of all claims you may have against the Company or any Group Company (whether known or unknown) arising out of or in connection with the termination of your appointment. For the purposes of this clause, the payments set out herein will be paid irrespective of whether you obtain alternative employment in the applicable notice period.

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General

19.     With effect from 1 April 2003, this letter will supersede the Service Agreement and any previous agreement between you and the Company or any Group Company, whether oral or in writing except for the letter concerning equity arrangements dated 31st March 2003, which remains in full force and effect.

20.     In this letter Group Company shall mean any of (i) the Company (ii) any holding company of the Company from time to time and (iii) any subsidiary of the Company or of any such holding company from time to time. Holding company and subsidiary shall have the meanings ascribed to them by Section 736 Companies Act 1985, as amended.

21.     This letter is governed by, and shall be construed in accordance with, the laws of England.

22.     If this offer is acceptable to you, please sign and return to me the enclosed duplicate of this letter.

Yours sincerely

Philip Bramwell

Company Secretary
For and on behalf of mmO2 plc

Encl.

I have read and agree to the above terms of my appointment as Chairman of mmO2 plc.

......................................................
David Varney	March 31st 2003

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Strictly Private and Confidential

Peter Erskine
Chief Executive Officer
mmO2 plc
Wellington Street
Slough
SL1 1YP

12 May 2003

Dear Peter

The remuneration committee has approved the following changes in your remuneration.

Your base pay will be increased to £620,000 with effect from 1st June 2003.

You have been awarded a bonus of £387,000 in respect of 2002/03; this will be paid in your June salary. The level of award is on the basis of the performance of mmO2 plc against the targets set at the beginning of the financial year, but includes an upward adjustment to reflect your individual performance, and contribution to the Group's performance.

Yours sincerely

David Varney
Chairman

Chairman

mmO2 plc	e david.varney@o2.com
Wellington Street Slough	t +44 (0)1753 628336
Berkshire SL1 1YP	f +44 (0)1753 628340
United Kingdom

mmO2 plc Registered Office: Wellington Street Slough Berkshire SL1 1YP Registered in England and Wales no. 4190833

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Strictly Private and Confidential

Mr David Finch
Chief Financial Officer
mmO2 plc
Wellington Street
Slough
Berks
SL1 1YP

8 May 2003

Dear David

The Remuneration Committee has approved the following changes in your remuneration.

Your base pay will be increased to £400,000 with effect from 1 June 2003.

You have been awarded a bonus of £206,250 in respect of 2002/03; this will be paid in your June salary. The level of award is on the basis of the performance of mmO2 against the targets set at the beginning of the financial year, but includes an upward adjustment to reflect your individual performance, and contribution to the Group's financial performance.

David, you have made a really significant contribution to O2’s progress. Well done and thank you. We will need all that, and more, in the coming year.

Yours sincerely

Peter Erskine
CEO

Wellington Street Slough	t +44 (0)1753 628 000
Berkshire SL1 1YP	f +44 (0)1753 628 003
United Kingdom

mmO2 plc Registered Office: Wellington Street Slough Berkshire SL1 1YP Registered in England and Wales no. 4190833